Limited Term New York
Municipal Fund

Tax-Free Income for Cautious
New York Investors

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ANNUAL REPORT    December 31, 2002


[LOGO] OppenheimerFunds(R)
       The Right Way to Invest

*Limited Term New York Municipal Fund (Class A Shares) has received Morningstar's 4-star overall rating at December 31, 2002. Limited Term New York Municipal Fund is categorized as a municipal bond fund. As of 12/31/02, 93, 85 and 32 municipal bond funds were rated for the 3-, 5- and 10-year periods, respectively. The Fund's 3-, 5- and 10-year ratings for the period ending 12/31/02 are 4 stars, 4 stars and 5 stars, respectively. For each fund with at least a 3-year history, Morningstar calculates a Morningstar RatingTM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. Limited Term New York Municipal Fund was rated against the following numbers of U.S.-domiciled municipal bond funds over the following time periods ended 12/31/02: 93 funds in the last 3 years, 85 funds in the last 5 years and 32 funds in the last 10 years. With respect to these municipal bond funds, Limited Term New York Municipal Fund received a Morningstar Rating of 4 stars, 4 stars and 5 stars for the 3-, 5- and 10-year periods, respectively. Morningstar rating is for the A share class only; other classes may have different performance characteristics. Past performance is not a guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Shares of the Fund are not deposits or obligations of any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                          " Risk-averse investors will
                             appreciate this Fund's
                                low volatility."

           Morningstar's Limited Term New York Municipal Fund Analysis

                                 July 29th, 2002
    Morningstar, Inc. is a nationally recognized mutual fund rating service.*

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Limited Term New York Municipal Fund, Class A, has been recognized by Lipper
Analytical Services, Inc. as a Lipper Leader for Consistent Return, a Lipper Leader for Preservation and a Lipper Leader for Tax Efficiency, based on the consistency of its total returns, for its preservation of capital and for its success in postponing taxes over the 36 months ended 12/31/02. 1

1. Lipper Analytical Services, Inc., 12/31/02. For the Consistent Return category, Lipper scores funds each month in their broad asset categories and peer groups, based on two characteristics: consistency, or the strength of a fund's performance trend, and effective return, meaning the fund's total return adjusted for its historical downside risk but without considering sales charges, over a 36-month period. For the Preservation category, Lipper scores funds each month in their peer groups, based on monthly returns over a 36-month period, without considering sales charges, and identifies funds that had fewer and less-severe negative monthly performance periods. For the Tax Efficiency category, Lipper scores funds each month in their peer groups, based on success at postponing taxes over a 36-month period, without considering sales charges. For each category, each fund receives a numerical score ranging from 1 (highest) to 5 (lowest), and all funds with a category score of 1 are designated Lipper Leaders for Consistent Return, for Preservation or for Tax Efficiency in their respective Lipper category. Lipper Leader designations do not imply that a fund had the best performance within its fund category, and neither that designation nor the fund's past performance is a guarantee of future results. Lipper Leader designations are for the Fund's A share class only; other share classes may have different performance characteristics. For the Fund's Average Annual Total Returns, see page 5.

A "ROCHESTER" WAY WITH MUNICIPAL BONDS

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OppenheimerFunds, Inc. has operated as an investment advisor since 1960. As of
December 31, 2002, OppenheimerFunds, Inc., including subsidiaries and controlled affiliates, managed more than $120 billion in assets, including more than 60 mutual funds having more than five million shareholder accounts.

The Rochester Division of OppenheimerFunds, Inc., located in Rochester, New York, is dedicated to the investment management and distribution of OppenheimerFunds' municipal bond funds. The nine Oppenheimer national and single-state municipal bond funds--including Limited Term New York Municipal Fund--pursue an investment approach focusing on specific sectors and regions of the municipal bond market. 1

The Oppenheimer Municipal Bond Funds

Single-State Funds

Limited Term New York Municipal Fund
Rochester Fund Municipals
Oppenheimer AMT-Free New York Municipals
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer New Jersey Municipal Fund

National Funds

Oppenheimer Rochester National Municipals
Oppenheimer Municipal Bond Fund
Oppenheimer Limited Term Municipal Fund


1. To obtain a prospectus for any of the Oppenheimer municipal bond funds, including information regarding charges and expenses, contact OpenheimerFunds Distributor, Inc. Please consult your financial advisor for more details, and read the Prospectus carefully before investing or sending any money.

THE FUND'S DIVERSIFIED PORTFOLIO



     Diversification is one way that Limited Term New York Municipal Fund really stands out from the competition. We feel that merely concentrating the portfolio in a few, highly-rated issues would dilute a primary advantage of mutual fund investing--professional management.
     Instead, we strategically arrange a variety of bonds from many municipal sectors throughout New York State. We rely on our own research to assess the value of those under consideration. And we seek to capitalize on our market experience and trading strategies when buying investments that meet our criteria.
     As of December 31, 2002, Limited Term New York Municipal Fund's portfolio consisted of 1,143 different securities. Here's the breakdown:






  By Municipal Sector on 12/31/02 as a percentage of investments*




Tobacco                            18.8%
------------------------------------------
Hospital/Health Care                9.9%
------------------------------------------
Electric Utilities                  8.9%
------------------------------------------
General Obligation                  8.3%
------------------------------------------
Marine/Aviation Facilities          6.7%
------------------------------------------
Sales Tax Revenue                   6.6%
------------------------------------------
Municipal Leases                    6.6%
------------------------------------------
Multifamily Housing                 6.2%
------------------------------------------
Highways/Railways                   4.7%
------------------------------------------
Airlines                            4.3%
------------------------------------------
Single Family Housing               3.9%
------------------------------------------
Higher Education                    3.7%
------------------------------------------
Nonprofit organization              2.3%
------------------------------------------
Water Utilities                     1.7%
------------------------------------------
Resource Recovery                   1.5%
------------------------------------------
Gas Utilities                       1.4%
------------------------------------------
Education                           0.8%
------------------------------------------
Paper, Containers, Packaging        0.7%
------------------------------------------
Pollution Control                   0.6%
------------------------------------------
Manufacturing, Non-Durable Goods    0.6%
------------------------------------------
Special Assessment                  0.5%
------------------------------------------
Manufacturing, Durable Goods        0.5%
------------------------------------------
Adult Living Facilities             0.4%
------------------------------------------
Parking Fee Revenue                 0.3%
------------------------------------------
Hotels, Restaurants and Leisure     0.1%
------------------------------------------
   Total                          100.0%




Hospital/HealthCare in Detail
Insured (FHA, SONYMA, or other public)               1.9%
---------------------------------------------------------
Insured (Private Municipal Bond Insurance)           3.9%
---------------------------------------------------------
Backed, NYS Appropriations                           0.4%
---------------------------------------------------------
Prerefunded                                          0.2%
---------------------------------------------------------
Backed, Financial Institution Letter of Credit       0.2%
---------------------------------------------------------
Standard Hospital Backing                            3.3%
---------------------------------------------------------
Total                                                9.9%


*Portfolio data are subject to change and are dollar-weighted based on the total market value of investments.

**Regarding the Fund's investments in the Hospital/Health Care sector, investors should note that the majority of these holdings have "belt-and-suspenders" credit support consisting of both the hospital's revenues and backup guarantees from U.S. Government FHA insurance, bank letters of credit, or New York State appropriations.

DEAR SHAREHOLDER,


   At Oppenheimer Funds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
     In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,
/S/ John V. Murphy
------------------
John V. Murphy
January 23, 2003



These general market views represent opinions of OppenheimerFunds, Inc., and are not intended to predict the performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest-rate risks.




[PHOTO OF JOHN V. MURPHY OMITTED]
John V. Murphy
President
Limited Term New York
Municipal Fund


                    1 | LIMITED TERM NEW YORK MUNICIPAL FUND

DEAR FELLOW SHAREHOLDERS,


[PHOTO OF PORTFOLIO MANAGERS]
Ronald H. Fielding, CFA (seated) Portfolio Manager and Chief Strategist for the Fund Founded the Rochester Funds in May, 1983 Ron is joined by his portfolio management team of: (standing, l to r) Troy Willis, Research Analyst, Anthony A. Tanner, CFA, Vice President and Portfolio Manager, Scott Cottier, Vice President and Portfolio Manager and Daniel G. Loughran, CFA, Vice President and Portfolio Manager


February 12, 2003

     2002 was a very good year for shareholders of Limited Term New York Municipal Fund. We are pleased to report that an increasing number of shareholders chose to take part in the Fund's success during this period. Since this report last year, Limited Term New York Municipal Fund has doubled in size--rising from approximately $1.5 billion to over $3 billion in net assets.
     Attractive, tax-free dividends combined with share-price appreciation to result in a 6.33% one-year total return for Limited Term New York Municipal Fund during 2002. 1 Beginning with the January 2002 distribution, the Fund's monthly dividend distribution increased from $0.013 to $0.014 per Class A share. In July 2002, the Fund's monthly Class A dividend distribution returned to its previous level, and remained at $0.013 through the second half of this report period. 2 As of December 31, 2002, the Fund produced a 4.71% annualized Class A distribution yield (without sales charges). 3 According to Lipper Analytical Services, Inc.--an independent mutual fund rating service--this distribution yield was higher than the 4.24% average distribution yield of 106 funds in Lipper's longer-term New York State Municipal Debt Fund category as of the same date. 4
     Limited Term New York Municipal Fund's Class A Net Asset Value (NAV) did not fluctuate significantly during this report period, remaining between $3.25 and $3.35. In the year past, bond markets--including the municipal bond market--underwent periods of significant volatility. As well, the Federal Reserve Board (the Fed) moved to reduce short-term interest rates by a full 0.75%. The Fund's NAV increased from $3.27 on December 31, 2001, to $3.31 on December 31, 2002. 5
     The significance of yield to the Fund's total return for 2002 cannot be overstated. Investors in many other short-maturity instruments--such as Certificates of Deposit and money market funds--found that a continuing decline in short-term interest rates during the year led to very low dividends. 6 While low inflation has benefited fixed-income investors, declining short-term interest has heightened "reinvestment risk"--the risk that available yields may decrease with successive investments. During this report period Limited Term New York Municipal Fund's multi-faceted approach to municipal bond investing helped investors to receive very attractive, tax-free distributions with reduced reinvestment risk. We feel that this is one of the many advantages that the Fund's shareholders may enjoy while pursuing a cautious approach to municipal bond investing.
     In addition to providing attractive yield and positive total return, the Fund once again minimized tax burdens for shareholders in 2002. Dividends were 100% free from federal personal income tax and 97.7% free from regular New York State and New York City personal income taxes. 7 And, unlike many other municipal bond funds, there were no taxable capital gain distributions for this report period. The Fund also reduced exposure of dividend payments to the federal Alternative Minimum Tax to 30.1%, while continuing to seek higher yields for all shareholders.
     Shareholders of Limited Term New York Municipal Fund experienced welcome relief from decreasing short-term interest rates and market volatility in 2002. During 2003, we will continue to manage the Fund's portfolio in an effort to reduce overall volatility while seeking to generate attractive, tax-free income.7 As always, we appreciate your ongoing commitment to Limited Term New York Municipal Fund, and look forward to serving your investment needs in the months and years ahead.

Sincerely,
/S/ Ronald H. Fielding, CFA
---------------------------
Ronald H. Fielding, CFA
Senior Vice President,
OppenheimerFunds, Inc.



1. Past performance is not a guarantee of future results. Please note that, while the Fund seeks to reduce the volatility of its portfolio holdings by seeking to maintain an average effective portfolio maturity of five years, the Fund does not seek to maintain a stable Net Asset Value (NAV). See page 5 for the Fund's Average Annual Total Returns for the 1-, 5-, 10-year and life-of-class periods.
2. The Board of Trustees may change the Fund's dividend at any time without notice to shareholders. There can be no guarantee that the Fund will be able to maintain this or any dividend rate.
3. As of 12/31/02, Limited Term New York Municipal Fund's (Class A shares) 30-day SEC yield was 3.88%. Distribution yield at NAV (based on last distribution) is annualized and divided by period-end NAV. Standardized yield (based on net investment income for the 30-day period ended 12/31/02) is annualized and divided by the period-end offering price. When the applicable sales charge is reflected, the Fund's Class A distribution yield, as of 12/31/02, was 4.55%. Falling NAVs will tend to artificially raise yields. Past performance is not a guarantee of future results. See page 5 for the Fund's Average Annual Total Returns for the 1-, 5-, 10-year and life-of-class periods.
4. According to Lipper Analytical Services, Inc. Lipper calculations do not include sales charges, which, if included, would affect results. Past performance is not a guarantee of future results.
5. Past performance is not a guarantee of future results. Please note that, while the Fund seeks to reduce the volatility of its portfolio holdings by seeking to maintain an average effective portfolio maturity of five years or less, the Fund does not seek to maintain a stable NAV. See page 5 for the Fund's Average Annual Total Returns for the 1-, 5-, 10-year and life-of-class periods.
6. Past performance is not a guarantee of future results. An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the FDIC or any other government agency. When you redeem your shares, they may be worth more or less than what you paid for them. See page 5 for the Fund's Average Annual Total Returns for the 1-, 5-, 10-year and life-of-class periods.
7. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the federal Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.

All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.





                    2 | LIMITED TERM NEW YORK MUNICIPAL FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE


     Limited Term New York Municipal Fund offered investment consistency, attractive tax-free yield and a positive total return of 6.33% (without sales charges) in 2002.1 The Fund's Class A Net Asset Value (NAV) remained between $3.25 and $3.35 for this reporting period--varying within a range of 3%, and finishing the year with an overall increase of 1%. By comparison, the Bond Buyer Municipal Bond Index of longer-term municipal bonds varied in a range of 9.3% for the same period.2 Share-price appreciation, combined with the Fund's attractive, tax-free distributions produced the Fund's one-year total return for this reporting period.
     Limited Term New York Municipal Fund provided a distribution yield of 4.71% (computed without sales charges) as of December 31, 2002.3 The Fund's monthly dividend distributions were increased for the first six months of 2002, before returning to their previous level.4 The Federal Reserve Board (the Fed) lowered short-term interest rates a full 0.75% in 2002, causing yields on other short-maturity income investments to drop sharply. By contrast, Limited Term New York Municipal Fund received over 3.8% more in monthly, tax-free income during this report period than during the previous twelve-month period. As of December 31, 2002, the Fund's Class A annualized distribution yield of 4.71% (without sales charges) was significantly higher than the 2.97% average distribution yield of the 11 funds in the Other States Short-Intermediate Debt Funds category reported by Lipper Analytical Services, Inc. Compared with the average distribution yield of 4.24% in Lipper's New York State Municipal Funds category--which ranks longer-term, typically more volatile funds--Limited Term New York Municipal Fund offered a higher cash yield with less volatility.5
     Municipal bond yields continue to compare very favorably with yields offered by comparable U.S. Treasury securities. Historically, municipal bond yields have been equivalent to 80%-85% of Treasury bond yields, since exemption from federal income tax makes municipal bond yields higher on an after-tax basis. Yet, at year-end, investment-grade New York municipal bond yields were available at over 100% of Treasury bond yields.6 On an after-tax basis, for a New York State taxpayer in the 35% federal tax bracket, the Fund's 3.88% standardized yield is the equivalent of 6.41% yield on a taxable investment--significantly higher than the average money market fund yield of 1.31% during 2002.7
     While this reporting period has been positive for municipal bonds and bond funds in general, different types of municipal bonds fared differently throughout the year. October brought volatility to municipal bond prices, which affected different types of municipal bonds in different ways. Most affected were lower-rated municipal bonds, but even some investment-grade securities underwent much greater price volatility than we have observed in many years. The difference between yields on lower-rated and higher-rated municipal bonds became significantly greater then normal. As well, more economically sensitive, longer-term municipal bonds experienced greater volatility than intermediate-term bonds. These conditions continued, although to a slightly lesser extent, through the date of this report.
     Inflation had little effect on the U.S. economy during this reporting period. The Fed reduced short-term interest rates by 75 basis points in 2002, leaving the Fed Funds rate at 1.25% at year-end. At the same time, municipalities across the United States sought to supplement budget shortfalls while taking advantage of interest rates available at 40-year lows. Nationwide, total new municipal bond issuance of approximately

[GRAPHIC]


                    3 | LIMITED TERM NEW YORK MUNICIPAL FUND

MANAGEMENT DISCUSSION OF FUND PERFORMANCE  Continued


$356 billion in 2002 broke the previous record of $292 billion set in 1993 during this report period. Major credit-rating agencies maintained their ratings of New York State, New York City and many of their agencies during this reporting period.
     Limited Term New York Municipal Fund proved more beneficial to shareholders than other short-maturity investments in 2002. Many investors in certificates of deposit (CDs) and money market investors found that yields on these investments, already low at the beginning of 2002, decreased throughout the year.8 As a result, many fixed-income investors have experienced reinvestment risk during this report period. Reinvestment risk is the risk that maturing investment principal, when placed in a new investment, will earn less than it had in the original investment, due to falling interest rates. Fixed income investors can be greatly impacted by reinvestment risk, especially when the income from their investments is necessary to support their lifestyle or to supplement corporate retirement benefits or Social Security income.
     Demonstrating the potential benefits investors can obtain from active portfolio management, Limited Term New York Municipal Fund offered attractive dividends throughout 2002, with minimal share-price fluctuation. In part, this is because we seek to limit the dollar-weighted average effective maturity of portfolio holdings to five years or less. In doing so, we have kept this Fund's portfolio diversified across maturity lengths, holding bonds with average effective maturities ranging from six months to 15 years. This has helped the Fund to generate higher yield than if it had consisted only of securities with effective maturities near five years. Over time, this "laddering" process tends to produce a portfolio with the income of longer-maturity bonds, but the price stability of shorter-maturity bonds. As of December 31, 2002, the Fund's average effective maturity stood at 4.93 years.
     As of December 31, 2002, this portfolio included over 1,100 different bonds from a variety of regions and industry sectors across New York State and qualified U.S. possessions. Additionally, we have replaced holdings that no longer provided the potential for future yield increases with similar-quality bonds offering higher yields. The secondary market


[PHOTO OF CREDIT RESEARCH TEAM]
The Rochester Credit Research Team (l to r) Angela Uttaro, Assistant Vice President--Credit Analysis, Christopher D. Weiler, CFA, Assistant Vice President--Credit Analysis, Richard A. Stein, CFA, Vice President--Credit Analysis, Robert Bertucci, Credit Analyst, Mark DeMitry, Credit Analyst

                               MONTHLY Volatility
           (The Inside Track of Limited Term New York Municipal Fund)

[LINE CHART]
                       Monthly Percentage Change in Value


             Limited Term       Merrill Lynch      Merrill Lynch      Merrill Lynch 3-5
              New York            3-7 Year            22+ Year        Year Current U.S.
         Municipal Fund NAV    Municipal Index    Municipal Index      Treasury Index
Dec-97           0.6                 0.57               1.401               0.501
Jan-98           0.3                 0.412              0.787               1.317
Feb-98           0                  -0.224             -0.475              -0.852
Mar-98          -0.3                -0.308             -0.3                -0.233
Apr-98          -0.6                -0.807             -1.382              -0.109
May-98           0.9                 0.85               1.754               0.216
Jun-98           0                  -0.134              0.121               0.28
Jul-98          -0.3                -0.073             -0.22               -0.172
Aug-98           0.9                 1.016              1.506               2.643
Sep-98           0.3                 0.529              1.155               2.801
Oct-98          -0.3                -0.227             -1.033              -0.118
Nov-98           0                  -0.322              0.171              -1.366
Dec-98           0                   0.128             -0.498              -0.187
Jan-99           0.3                 0.754              0.826               0.078
Feb-99          -0.59               -0.723             -0.946              -3.055
Mar-99          -0.3                -0.389             -0.353               0.557
Apr-99           0                  -0.088             -0.266              -0.44
May-99          -0.6                -0.835             -1.395              -1.605
Jun-99          -1.2                -1.545             -2.412              -0.302
Jul-99           0                   0.395             -0.727              -0.519
Aug-99          -1.22               -0.408             -2.575              -0.41
Sep-99          -0.31               -0.317             -1.363               0.366
Oct-99          -0.93               -0.78              -2.672              -0.69
Nov-99           0                   0.205              0.637              -0.773
Dec-99          -0.62               -0.706             -2.057              -0.998
Jan-00          -0.63               -0.604             -1.591              -1.392
Feb-00           0.32                0.006              2.256               0.429
Mar-00           0.94                0.495              3.308               1.103
Apr-00          -0.62               -0.705             -1.78               -0.819
May-00          -0.63               -0.465             -1.491              -0.055
Jun-00           1.26                1.593              3.483               1.434
Jul-00           0.62                0.725              1.709               0.105
Aug-00           0.31                0.643              1.623               0.631
Sep-00          -0.31               -0.588             -1.661               0.475
Oct-00           0                   0.284              1.138               0.074
Nov-00           0.31                0.013              0.982               1.405
Dec-00           0.93                1.504              3.739               1.733
Jan-01           0.31                1.339             -0.444               0.675
Feb-01           0                  -0.278              0.276               0.539
Mar-01           0                   0.498              0.513               0.359
Apr-01          -0.61               -1.043             -2.646              -1.353
May-01           0.31                0.713              0.965              -0.359
Jun-01           0.31                0.185              0.556              -0.029
Jul-01           0.91                0.644              2.049               1.855
Aug-01           0.91                1.238              1.782               0.475
Sep-01          -0.9                -0.447             -1.557               2.486
Oct-01           0                   0.459              1.066               1.036
Nov-01          -0.3                -1.533             -1.516              -1.929
Dec-01          -0.91               -0.794             -1.93               -1.176
Jan-02           0.3                 1.342              0.1335             -0.0614
Feb-02           0.6                 1.264              0.1164             -0.0123
Mar-02          -1.5                -2.987             -0.3407             -2.395
Apr-02           0.3                 2.341              0.1596              1.506
May-02           0                   0.3369             0.1751             -0.3459
Jun-02           0.3                 0.6687             0.5769              0.8708
Jul-02           0.6                 0.9831             0.1216              2.115
Aug-02           0.3                 0.5734             0.1218              0.0404
Sep-02           1.5                 0.995              2.854               1.963
Oct-02          -1.8                -1.579             -3.013              -0.5936
Nov-02          -0.3                -0.6453            -1.068              -2.623
Dec-02           0.9                 2.114              2.073               1.864

This graph compares monthly percentage changes in the Net Asset Value of Limited Term New York Municipal Fund Class A shares with periodic price return percentage changes of the Merrill Lynch Municipal Index (3-7 years), the Merrill Lynch Municipal Index (22+ years) and the Merrill Lynch U.S. Treasury Index (3-5 years) for the 5-year period ended 12/31/02.
The Merrill Lynch Municipal Index (22+ years), a subset of the Merrill Lynch Municipal Master Index, consists of municipal bonds having maturities of 22 or more years. This index is included to illustrate differences in volatility between longer-term and shorter-term instruments. The Merrill Lynch Municipal Index (3-7 years) consists of municipal bonds having maturities of between three and seven years. Therefore, it includes municipal bonds that more closely resemble those of the municipal bonds in which the Fund invests. The Merrill Lynch U.S. Treasury Index (3-5 years) is a subset of the Merrill Lynch Treasury Securities Master Index, and consists of U.S. Treasury Securities having maturities of between three and five years. Unlike an investment in the Fund, the interest and principal of a U.S. Treasury security is guaranteed.
Index performance does not reflect reinvestment of dividends, the effect of capital gains or transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's investments are not limited to the securities in any of the indices. Past performance is not a guarantee of future results.




                    4 | LIMITED TERM NEW YORK MUNICIPAL FUND continued to offer a good supply of previously issued bonds that suited our specific investment criteria during 2002. We have made portfolio enhancements by buying bonds in the secondary market that are often overlooked by our competitors. We also purchased small, upstate issues, intending to offer shareholders generous tax-free income without exposing the Fund's portfolio to undue interest-rate risk.
     We have also continued to add premium-coupon, callable bonds to the Fund's investments during this report period. This strategy is based on the fact that a longer-maturity, above-market-coupon bond that can be "called" (redeemed by its issuer) before it matures generally experiences less price volatility than a bond that cannot be called before maturity. We have actively sought out longer-maturity callable bonds with coupon rates higher than those offered by newly issued securities. These bonds are purchased at a "premium", meaning at a higher price than their face value. However, these bonds offer above-market coupon payments that generally offset the premium paid before they reach their call date. Interest payments received through these bonds helped the Fund to generate attractive dividend distributions during this period, while the fact that these bonds are callable has also helped to dampen share-price volatility during this report period. We select premium-coupon callable bonds based, in part, upon our assessment of the likelihood that they will not be redeemed by their issuer at the first possible date. When these bonds remain outstanding after that date, the Fund's portfolio can continue to benefit from their above-market yields long after any premium paid has been offset.
     2002 has provided a good example of why the Fund's approach to municipal bond investing combines a variety of coordinated strategies. We seek to address a variety of risks by including bonds with specific characteristics in an effort to help minimize share-price volatility. In doing so, we also seek out bonds with attractive risk/reward characteristics to increase portfolio income--which is ultimately paid to shareholders in monthly, tax-free distributions. The combined strategies outlined in this report enabled the Fund to maintain relatively low volatility, while offering very attractive distribution yield, in 2002. This period has offered a good example of the Fund's effectiveness at achieving these goals over a short term. But we continue to believe that the benefits of these cautious investment strategies become even more compelling when viewed over the long term.



1. See chart, right column, for the Fund's 1-, 5-, 10-year and life-of-class average annual total returns. Past performance is not a guarantee of future results.
2. The Bond Buyer Municipal Bond Index represents the average price of 40 tax-exempt municipal bonds as calculated by Bond Buyer, Inc. Source: Bloomberg Business News. Used with permission.
3. See Footnote 3, page 2.
4. Dividends are subject to Board approval, and may be changed at any time. There can be no guarantee that the Fund will pay a dividend. A portion of the Fund's income distributions may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.
5. Source: Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included, would affect results. Past performance is not a guarantee of future results.
6. Unlike an investment in the Fund, Treasuries are guaranteed as to principal and interest.
7. As of 12/31/02. Source: Bloomberg Business News. Used with permission. A portion of the Fund's income distributions may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax. Unlike the Fund, money market funds seek to maintain a stable Net Asset Value (NAV).
8. Unlike an investment in the Fund, Certificates of Deposit are insured and their value, if held to maturity, is guaranteed, and money market funds seek a stable NAV.


                           YIELDS
                       As of 12/31/02

               Distribution Yield      Standardized
                                           Yield
              At NAV        At MOP
             (without     (with sales
          sales charges)    charges)
---------------------------------------------------
  Class A        4.71%       4.55%         3.88%
---------------------------------------------------
  Class B        3.81%       3.81%         3.23%
---------------------------------------------------
  Class C        3.84%       3.84%         3.25%
---------------------------------------------------
  Class X        1.81%       1.81%         1.46%

Distribution yield at Maximum Offering Price (MOP) (based on last distribution) and standardized yield (based on net investment income for the 30-day period ended 12/31/02) are annualized and divided by the period-end offering price. Distribution yield at Net Asset Value (NAV) does not include sales charges. For Classes B, C and X, distribution yield at MOP does not include contingent deferred sales charges. Falling NAVs will tend to artificially increase yields. Class X shares are currently closed to additional investments.

                      TOTAL RETURNS
                     As of 12/31/02
                  Cumulative     Average  Annual
                  NAV     MOP       NAV     MOP
               (without  (with   (without  (with
                 sales   sales     sales   sales
               charges) charges) charges) charges)
A SHARES
------------------------------------------------------
1-Year           6.33%    2.61%    6.33%    2.61%
------------------------------------------------------
5-Year          25.83%   21.42%    4.70%    3.96%
------------------------------------------------------
10-Year         71.78%   65.76%    5.56%    5.18%
------------------------------------------------------
Life (9/18/91)  95.75%   88.90%    6.13%    5.80%

B SHARES
------------------------------------------------------
1-Year           5.53%    1.53%    5.53%    1.53%
------------------------------------------------------
5-Year          21.09%   20.10%    3.90%    3.73%
------------------------------------------------------
Life (5/1/97)   28.22%   28.22%    4.48%    4.48%

C SHARES
------------------------------------------------------
1-Year           5.54%    4.54%    5.54%    4.54%
------------------------------------------------------
5-Year          21.18%   21.18%    3.92%    3.92%
------------------------------------------------------
Life  (5/1/97)  27.94%   27.94%    4.44%    4.44%

X SHARES
------------------------------------------------------
1-Year           5.77%    3.27%    5.77%    3.27%
------------------------------------------------------
5-Year          22.52%   22.52%    4.15%    4.15%
------------------------------------------------------
Life (5/1/95)   45.36%   45.36%    4.99%    4.99%

Average Annual Total Returns are annualized, and include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the current maximum initial sales charge of 3.50%. Class B returns at MOP include the applicable contingent deferred sales charge of 4% (1-year), 1% (5-year) and 1% (life-of-class). Class C returns at MOP include the contingent deferred sales charge of 1%. Class X returns at MOP show results of hypothetical investments on 12/31/01, 12/31/97 and 5/1/95, after deduction of the applicable contingent deferred sales charge of 2.50% (1-year) and 0% (5-year and life-of-class). An explanation of the different performance calculations is in the Fund's Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Class X shares are subject to an annual 0.50% asset-based sales charge. The Fund no longer offers Class X shares. NAV stands for Net Asset Value, and returns at NAV do not reflect payment of any sales charge.

The Fund's performance may, from time to time, be subject to substantial short-term changes, particularly during periods of market or interest-rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800 CALL OPP (1.800.225.5677) or visit our website, www.oppenheimerfunds.com. Investment returns, and the principal value of an investment in the Fund, will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



                    5 | LIMITED TERM NEW YORK MUNICIPAL FUND

COMPARING THE FUND'S PERFORMANCE TO THE MARKET


     The graphs on this page detail the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2002. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B and Class C shares, performance is measured from inception of the respective class on May 1, 1997. In the case of Class X shares, performance is measured from inception of the respective class on May 1, 1995. The Fund's performance reflects the deduction of the 3.50% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B, Class C and Class X shares. The graphs assume that all dividends and capital gains distributions, if any, were reinvested in additional shares.
     The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index and the Merrill Lynch Municipal Index (3-7 years). The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market, i.e. municipal bonds that are exempt from federal tax but not necessarily New York State or New York City taxes. The Lehman Brothers Municipal Bond Index has a significantly longer average maturity (and, therefore, greater price volatility) than Limited Term New York Municipal Fund. The Merrill Lynch Municipal Index (3-7 years) is a subset of the Merrill Lynch Municipal Master Index and consists of municipal bonds having remaining maturities of between three and seven years. Therefore, although the index includes municipal bonds exempt from federal tax but not necessarily New York State or New York City taxes, it includes municipal bonds having maturities that more closely resemble those of the municipal bonds in which the Fund invests. While a comparison to the performance of the general municipal bond market is of interest, the Fund's investments are focused primarily on bonds having shorter maturities to attempt to reduce the effect of interest-rate volatility. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index. The performance of the Fund is also compared to the Consumer Price Index, a non-securities index which measures changes in the inflation rate.

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Limited Term New York Municipal Fund, Lehman Brothers Municipal Bond Index, Merrill Lynch 3-7-Year Municipal Index and Consumer Price Index

Class A Shares

[LINE CHART]

                  Limited Term New York    Consumer Price    Lehman Brothers          Merrill Lynch 3-7
Date              Municipal Fund           Index             Municipal Bond Index     Year Municipal Index
12/31/1992         9,650                   10,000            10,000                   10,000
03/31/1993         9,942                   10,120            10,371                   10,272
06/30/1993        10,198                   10,176            10,711                   10,486
09/30/1993        10,482                   10,226            11,073                   10,673
12/31/1993        10,605                   10,275            11,228                   10,798
03/31/1994        10,376                   10,374            10,612                   10,423
06/30/1994        10,501                   10,430            10,729                   10,568
09/30/1994        10,605                   10,529            10,803                   10,684
12/31/1994        10,550                   10,550            10,648                   10,612
03/31/1995        10,902                   10,669            11,401                   10,973
06/30/1995        11,127                   10,747            11,675                   11,308
09/30/1995        11,387                   10,796            12,011                   11,500
12/31/1995        11,606                   10,817            12,507                   11,742
03/31/1996        11,633                   10,973            12,356                   11,759
06/30/1996        11,715                   11,043            12,451                   11,797
09/30/1996        11,944                   11,121            12,736                   12,007
12/31/1996        12,165                   11,177            13,060                   12,243
03/31/1997        12,255                   11,276            13,029                   12,232
06/30/1997        12,567                   11,297            13,478                   12,546
09/30/1997        12,893                   11,360            13,884                   12,811
12/31/1997        13,139                   11,367            14,261                   13,037
03/31/1998        13,319                   11,431            14,425                   13,175
06/30/1998        13,524                   11,487            14,645                   13,325
09/30/1998        13,809                   11,529            15,094                   13,692
12/31/1998        13,920                   11,550            15,185                   13,812
03/31/1999        14,007                   11,628            15,320                   13,937
06/30/1999        13,918                   11,712            15,049                   13,770
09/30/1999        13,868                   11,832            14,989                   13,885
12/31/1999        13,798                   11,860            14,873                   13,903
03/31/2000        14,049                   12,058            15,307                   14,068
06/30/2000        14,221                   12,142            15,539                   14,305
09/30/2000        14,483                   12,234            15,915                   14,598
12/31/2000        14,829                   12,304            16,611                   15,049
03/31/2001        15,063                   12,424            16,979                   15,473
06/30/2001        15,243                   12,537            17,090                   15,637
09/30/2001        15,564                   12,558            17,569                   16,054
12/31/2001        15,548                   12,495            17,462                   15,949
03/31/2002        15,664                   12,586            17,627                   16,014
06/30/2002        15,963                   12,664            18,272                   16,721
09/30/2002        16,549                   12,741            19,139                   17,369
12/31/2002        16,533                   12,798            19,139                   17,560


Average Annual Total Return of Class A Shares of the Fund at 12/31/02 1 1-Year 2.61% 5-Year 3.96% 10-Year 5.18%



Class B Shares
[LINE CHART]

                  Limited Term New York    Consumer Price    Lehman Brothers          Merrill Lynch 3-7
Date              Municipal Fund           Index             Municipal Bond Index     Year Municipal Index
05/01/1997        10,000                   10,000            10,000                   10,000
06/30/1997        10,166                   10,006            10,259                   10,236
09/30/1997        10,379                   10,062            10,568                   10,452
12/31/1997        10,589                   10,069            10,855                   10,636
03/31/1998        10,713                   10,125            10,980                   10,749
06/30/1998        10,825                   10,175            11,147                   10,871
09/30/1998        11,065                   10,212            11,489                   11,171
12/31/1998        11,132                   10,231            11,558                   11,269
03/31/1999        11,180                   10,300            11,660                   11,371
06/30/1999        11,054                   10,375            11,454                   11,235
09/30/1999        11,026                   10,481            11,409                   11,329
12/31/1999        10,949                   10,506            11,320                   11,343
03/31/2000        11,092                   10,680            11,651                   11,478
06/30/2000        11,207                   10,755            11,827                   11,671
09/30/2000        11,427                   10,836            12,113                   11,910
12/31/2000        11,677                   10,899            12,643                   12,278
03/31/2001        11,802                   11,005            12,923                   12,624
06/30/2001        11,957                   11,105            13,007                   12,758
09/30/2001        12,150                   11,124            13,373                   13,098
12/31/2001        12,151                   11,067            13,291                   13,012
03/31/2002        12,218                   11,149            13,416                   13,066
06/30/2002        12,428                   11,217            13,907                   13,642
09/30/2002        12,823                   11,286            14,567                   14,171
12/31/2002        12,822                   11,336            14,567                   14,327


Average Annual Total Return of Class B Shares of the Fund at 12/31/02 2 1-Year 1.53% 5-Year 3.73% Life-of-Class 4.48%


                    6 | LIMITED TERM NEW YORK MUNICIPAL FUND

COMPARING THE FUND'S PERFORMANCE TO THE MARKET
--------------------------------------------------------------------------------

Class C Shares
[LINE CHART]

                  Limited Term New York    Consumer Price    Lehman Brothers         Merrill Lynch 3-7
Date              Municipal Fund           Index             Municipal Bond Index    Year Municipal Index
05/01/1997        10,000                   10,000            10,000                  10,000
06/30/1997        10,166                   10,006            10,259                  10,236
09/30/1997        10,379                   10,062            10,568                  10,452
12/31/1997        10,558                   10,069            10,855                  10,636
03/31/1998        10,683                   10,125            10,980                  10,749
06/30/1998        10,827                   10,175            11,147                  10,871
09/30/1998        11,068                   10,212            11,489                  11,171
12/31/1998        11,102                   10,231            11,558                  11,269
03/31/1999        11,184                   10,300            11,660                  11,371
06/30/1999        11,059                   10,375            11,454                  11,235
09/30/1999        10,997                   10,481            11,409                  11,329
12/31/1999        10,921                   10,506            11,320                  11,343
03/31/2000        11,098                   10,680            11,651                  11,478
06/30/2000        11,214                   10,755            11,827                  11,671
09/30/2000        11,399                   10,836            12,113                  11,910
12/31/2000        11,650                   10,899            12,643                  12,278
03/31/2001        11,811                   11,005            12,923                  12,624
06/30/2001        11,930                   11,105            13,007                  12,758
09/30/2001        12,159                   11,124            13,373                  13,098
12/31/2001        12,123                   11,067            13,291                  13,012
03/31/2002        12,190                   11,149            13,416                  13,066
06/30/2002        12,400                   11,217            13,907                  13,642
09/30/2002        12,832                   11,286            14,567                  14,171
12/31/2002        12,794                   11,336            14,567                  14,327

Average Annual Total Return of Class C Shares of the Fund at 12/31/02 3 1-Year 4.54% 5-Year 3.92% Life-of-Class 4.44%


Class X Shares
[LINE CHART]

                  Limited Term New York    Consumer Price    Lehman Brothers         Merrill Lynch 3-7
Date              Municipal Fund           Index             Municipal Bond Index    Year Municipal Index
05/01/1995        10,000                   10,000            10,000                  10,000
06/30/1995        10,147                   10,039            10,229                  10,236
09/30/1995        10,371                   10,086            10,523                  10,411
12/31/1995        10,557                   10,105            10,957                  10,630
03/31/1996        10,568                   10,250            10,825                  10,645
06/30/1996        10,662                   10,316            10,908                  10,680
09/30/1996        10,855                   10,388            11,158                  10,870
12/31/1996        11,042                   10,441            11,443                  11,083
03/31/1997        11,109                   10,533            11,415                  11,074
06/30/1997        11,376                   10,553            11,808                  11,358
09/30/1997        11,621                   10,612            12,164                  11,597
12/31/1997        11,864                   10,619            12,494                  11,802
03/31/1998        12,010                   10,678            12,638                  11,927
06/30/1998        12,143                   10,731            12,831                  12,063
09/30/1998        12,419                   10,770            13,224                  12,395
12/31/1998        12,502                   10,790            13,304                  12,503
03/31/1999        12,564                   10,862            13,422                  12,617
06/30/1999        12,468                   10,941            13,185                  12,466
09/30/1999        12,407                   11,053            13,132                  12,570
12/31/1999        12,329                   11,080            13,030                  12,586
03/31/2000        12,496                   11,264            13,411                  12,735
06/30/2000        12,672                   11,343            13,614                  12,950
09/30/2000        12,887                   11,429            13,943                  13,216
12/31/2000        13,176                   11,494            14,553                  13,624
03/31/2001        13,325                   11,606            14,876                  14,007
06/30/2001        13,507                   11,712            14,973                  14,156
09/30/2001        13,774                   11,731            15,393                  14,533
12/31/2001        13,742                   11,672            15,299                  14,438
03/31/2002        13,827                   11,758            15,443                  14,497
06/30/2002        14,072                   11,830            16,008                  15,137
09/30/2002        14,508                   11,903            16,768                  15,723
12/31/2002        14,536                   11,955            16,768                  15,897

Average Annual Total Return of Class X Shares of the Fund at 12/31/02 4 1-Year 3.27% 5-Year 4.15% Life-of-Class 4.99%


1. The average annual total returns are shown net of the applicable 3.50% maximum initial sales charge.
2. Class B shares of the Fund were first publicly offered on 5/1/97. The average annual total returns are shown net of the applicable 4%, 1% and 1% contingent deferred sales charges, respectively, for the 1-, 5-year and life-of-class periods. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.
3. Class C shares of the Fund were first publicly offered on 5/1/97. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.
4. Class X shares of the Fund were first publicly offered on 5/1/95. The average annual total returns are shown net of the applicable contingent deferred sales charge of 2.5% (1-year) and 0% (5-year and life-of-class). Class X shares are currently closed to new investors.


The performance information for the Lehman Brothers Municipal Bond Index and the Merrill Lynch 3-7 Year Municipal Index in the graphs begins on 12/31/92 for Class A, 4/30/97 for Class B and Class C, and 4/30/95 for Class X. Index values use end-of-month values, and are available only in one-month increments. Past performance is not predictive of future performance. Please note: graphs are not drawn to the same scale.


                    7 | LIMITED TERM NEW YORK MUNICIPAL FUND

WHY NOW IS A GOOD TIME FOR TAXABLE EQUIVALENT YIELD

     As of December 31, 2002, the opinion of many municipal bond fund managers--including us--is that municipal bonds are "cheap to Treasuries." And, while that may be a convoluted turn of phrase, it means good news to municipal bond and bond fund investors generally as they ponder investment outcomes during the coming year. 2002 was the third straight year of declines in the major U.S. stock indices.
     Over the year, many investors sought shelter in bonds--especially with the possibility of imminent interest-rate decreases. Nonetheless, the spread, or difference, between the yields on Treasuries and the yields on municipal bonds of comparative maturities remained fairly constant. This condition can translate into a significant benefit for municipal bond investors.
     Consider this example: On December 31, 2002, AAA rated five-year insured New York City municipal bonds yielded 2.66%, while the 5-year Treasury yielded 2.74%. But, while the highest rated municipal bond's yield is less than its comparative Treasury, this is before any tax implications.
     The taxable equivalent yield on such a hypothetical municipal bond investment would jump to 4.85% for investors at the highest, 45.1% combined federal, New York City and New York State tax rate. This compares favorably to the 3.06% taxable equivalent yield for five-year U.S. Treasury bonds, as well. 1
     Municipal bonds aren't typically as "cheap" to Treasuries as they were on December 31, 2002. The spread between the two yields has tended to be considerably wider because both investors and issuers of municipal debt recognize the significance of taxable equivalent yields.
     To help you appreciate the significance, refer to the chart below. It will help you determine what you would need to earn from a taxable investment to match the hypothetical tax-free yields shown. (The specific yields depicted are not intended to be representative of any Rochester fund, and are shown for illustrative purposes only.)


1.The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. An investment in the Fund is not guaranteed, and the Fund's return will fluctuate.



[BAR CHART]

                                     Taxable
                                   Equivalent   Yield
                                     Yield
5-Year New York Municipal Bond       4.85%       2.66%
5-Year Treasury Bond                 3.06%       2.74%



Data Source: Bloomberg Business News. Taxable Equivalent Yield assumes the maximum combined federal, New York State and New York City income tax bracket. All figures are calculated as of 12/31/02. Your tax bracket may be lower, depending on individual circumstances.

                                           TAX EXEMPT VS. TAXABLE YIELDS

                                      Effective                             Effective
                                   Tax Bracket for     Taxable Rate      Tax Bracket for     Taxable Rate
                                    New York City     Needed to Equal    New York State     Needed to Equal
2003 Taxable Income                   Residents    Current Tax-free Rate    Residents    Current Tax-free Rate
--------------------------------------------------------------------------------------------------------------
Single Return     Joint Return                      4.0%   5.0%   6.0%                     4.0%  5.0%    6.0%
--------------------------------------------------------------------------------------------------------------
$20,000-$28,400   $40,000-$47,450       23.9%       5.3%   6.6%   7.9%        20.8%        5.1%  6.3%    7.6%
--------------------------------------------------------------------------------------------------------------
$28,401-$68,800   $47,451-$114,650      34.7%       6.1%   7.7%   9.2%        32.0%        5.9%  7.4%    8.8%
--------------------------------------------------------------------------------------------------------------
$68,801-$143,500  $114,651-$174,700     37.4%       6.4%   8.0%   9.6%        34.8%        6.1%  7.7%    9.2%
--------------------------------------------------------------------------------------------------------------
$143,501-$311,950 $174,701-$311,950     41.8%       6.9%   8.6%  10.3%        39.5%        6.6%  8.3%    9.9%
--------------------------------------------------------------------------------------------------------------
over $311,950     over $311,950         45.1%       7.3%   9.1%  10.9%        42.8%        7.0%  8.7%   10.5%


The tax information and brackets listed above are believed to be current. The table assumes that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that state tax payments are fully deductible from federal tax payments. Your actual tax bracket will vary depending on your income, investments and deductions. You should consult your tax advisor regarding current tax legislation and how tax laws affect your own personal financial situation. These calculations are for illustrative purposes only and are not intended to show the Fund's performance.


                    8 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                            Financial Statements
                                                                     Pages 10-52


                    9 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS

                                                                                                      Effective
   Principal                                                                                           Maturity   Market Value
      Amount                                                   Coupon             Maturity         (Unaudited)*     See Note 1
------------------------------------------------------------------------------------------------------------------------------
 Municipal Bonds and Notes--97.3%
------------------------------------------------------------------------------------------------------------------------------
 New York--81.2%
 $   785,000   Albany County Airport Authority                  5.300%          12/15/2009           12/15/2007 b   $  869,647
---------------------------------------------------------------------------------------------------------------------------------
      50,000   Albany County Airport Authority                  5.300           12/15/2015 s         12/15/2009 b       53,429
---------------------------------------------------------------------------------------------------------------------------------
     750,000   Albany County Airport Authority                  5.500           12/15/2019 s         12/15/2009 b      796,882
---------------------------------------------------------------------------------------------------------------------------------
       5,000   Albany GO                                        7.000           01/15/2010           01/15/2003 b        5,049
---------------------------------------------------------------------------------------------------------------------------------
     250,000   Albany Hsg. Authority                            6.250           10/01/2012 s         10/01/2007 b      267,565
---------------------------------------------------------------------------------------------------------------------------------
     625,000   Albany IDA (Albany Medical Center)               5.600           05/01/2005           05/10/2004 c      632,281
---------------------------------------------------------------------------------------------------------------------------------
   5,335,000   Albany IDA (Charitable Leadership)               5.500           07/01/2011           07/13/2010 c    5,617,862
---------------------------------------------------------------------------------------------------------------------------------
   8,810,000   Albany IDA (Charitable Leadership)               6.000           07/01/2019 s         07/01/2013 b    9,298,162
---------------------------------------------------------------------------------------------------------------------------------
   1,735,000   Albany IDA (H. Johnson Office Park)              5.250           03/01/2018 s         03/01/2003 f    1,741,558
---------------------------------------------------------------------------------------------------------------------------------
      95,000   Albany IDA (Port of Albany)                      6.250           02/01/2005           02/05/2004 g       95,066
---------------------------------------------------------------------------------------------------------------------------------
      50,000   Albany IDA (Spectrapark)                         7.500           12/01/2003           06/01/2003 b       50,229
---------------------------------------------------------------------------------------------------------------------------------
   3,545,000   Albany IDA (Spectrapark)                         7.600           12/01/2009 s         06/01/2003 b    3,654,895
---------------------------------------------------------------------------------------------------------------------------------
     125,000   Albany IDA
               (University Heights-Albany Law School)           6.750           12/01/2019 s         12/01/2009 b      149,509
---------------------------------------------------------------------------------------------------------------------------------
   1,655,000   Albany IDA
               (University Heights-Albany Pharmacy)             6.750           12/01/2019 s         12/01/2009 b    1,941,795
---------------------------------------------------------------------------------------------------------------------------------
      15,000   Albany IDA
               (University Heights-Albany Pharmacy)             6.750           12/01/2029 s         12/01/2009 b       17,140
---------------------------------------------------------------------------------------------------------------------------------
   9,005,000   Albany Municipal Water Finance Authority         5.500           12/01/2022 s         12/01/2005 b    9,379,158
---------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Albany Municipal Water Finance Authority         6.375           12/01/2017 s         12/01/2009 b    1,197,060
---------------------------------------------------------------------------------------------------------------------------------
      25,000   Albany Parking Authority                         0.000 z         09/15/2003           09/15/2003         24,674
---------------------------------------------------------------------------------------------------------------------------------
     625,000   Albany Parking Authority                         0.000 z         09/15/2004           09/15/2004        601,375
---------------------------------------------------------------------------------------------------------------------------------
      20,000   Albany Parking Authority                         0.000 z         09/15/2005           09/15/2005         18,589
---------------------------------------------------------------------------------------------------------------------------------
   2,000,000   Albany Parking Authority                         5.625           07/15/2020 s         07/15/2012 b    2,085,380
---------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Albany Parking Authority                         5.625           07/15/2025 s         07/15/2012 b    1,026,700
---------------------------------------------------------------------------------------------------------------------------------
   3,060,000   Amherst IDA (Daemen College)                     5.750           10/01/2011           02/13/2008 c    3,284,665
---------------------------------------------------------------------------------------------------------------------------------
     490,000   Amherst IDA
               (Faculty-Student Assoc. of SUNY at Buffalo)      5.750           04/01/2016           04/01/2012 b      528,769
---------------------------------------------------------------------------------------------------------------------------------
     420,000   Amherst IDA
               (Faculty-Student Assoc. of SUNY at Buffalo)      5.750           04/01/2017 s         04/01/2012 b      451,273
---------------------------------------------------------------------------------------------------------------------------------
     255,000   Amsterdam GO                                     3.400           12/01/2004           12/01/2004        264,601
---------------------------------------------------------------------------------------------------------------------------------
     240,000   Amsterdam GO                                     3.400           12/01/2005           12/01/2005        251,210
---------------------------------------------------------------------------------------------------------------------------------
     160,000   Amsterdam GO                                     3.400           12/01/2006           12/01/2006        167,816
---------------------------------------------------------------------------------------------------------------------------------
     165,000   Amsterdam GO                                     3.400           12/01/2007           12/01/2007        171,719
---------------------------------------------------------------------------------------------------------------------------------
     915,000   Andpress HDC (Andpress Plaza)                    6.600           01/15/2023 s         08/01/2003 b      923,418
---------------------------------------------------------------------------------------------------------------------------------
      50,000   Arlington Central School District                5.000           12/15/2015           12/15/2009 b       54,143
---------------------------------------------------------------------------------------------------------------------------------
   1,380,000   Arlington Central School District                5.000           12/15/2020           12/15/2012 b    1,442,183
---------------------------------------------------------------------------------------------------------------------------------
   1,325,000   Arlington Central School District                5.000           12/15/2021           12/15/2012 b    1,373,892
---------------------------------------------------------------------------------------------------------------------------------
      10,000   Arlington Central School District                5.625           05/15/2022           05/15/2007 b       10,790
---------------------------------------------------------------------------------------------------------------------------------
   6,940,000   Babylon IDA (WSNCHS East, Inc.)                  6.500           08/01/2019 s         08/01/2010 b    7,995,227
---------------------------------------------------------------------------------------------------------------------------------
      15,000   Battery Park City Authority                      5.250           11/01/2017           11/01/2005 b       15,146
---------------------------------------------------------------------------------------------------------------------------------
      45,000   Battery Park City Authority                      5.250           11/01/2017           11/01/2005 b       46,285
---------------------------------------------------------------------------------------------------------------------------------
       5,000   Battery Park City Authority                      5.250           11/01/2017           11/01/2005 b        5,143
---------------------------------------------------------------------------------------------------------------------------------
     200,000   Battery Park City Authority                      5.650           12/01/2013 s         06/01/2003 b      200,174
---------------------------------------------------------------------------------------------------------------------------------
     265,000   Battery Park City Authority                      5.700           11/01/2020           11/01/2005 b      273,318


                   10 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   110,000   Battery Park City Authority                      5.700%         11/01/2020           11/01/2003 b  $   113,476
--------------------------------------------------------------------------------------------------------------------------------
     360,000   Battery Park City Authority                      5.700          11/01/2023           11/01/2005 b      377,500
--------------------------------------------------------------------------------------------------------------------------------
   1,955,000   Battery Park City Authority                      5.750          06/01/2023 s         06/01/2003 b    1,987,453
--------------------------------------------------------------------------------------------------------------------------------
     120,000   Battery Park City Authority                      5.800          11/01/2022 s         11/01/2005 b      124,872
--------------------------------------------------------------------------------------------------------------------------------
     455,000   Blauvelt Volunteer Fire Company                  6.000          10/15/2008           06/08/2006 c      448,994
--------------------------------------------------------------------------------------------------------------------------------
      10,000   Brookhaven GO                                    6.400          10/01/2010           03/01/2003 b       10,333
--------------------------------------------------------------------------------------------------------------------------------
     205,000   Brookhaven IDA (Dowling College)                 6.400          03/01/2003           03/01/2003 b      205,683
--------------------------------------------------------------------------------------------------------------------------------
   1,665,000   Brookhaven IDA (Dowling College)                 6.500          11/01/2012           11/01/2012      1,670,195
--------------------------------------------------------------------------------------------------------------------------------
     690,000   Brookhaven IDA (Stony Brook Foundation)          5.750          11/01/2008           01/18/2006 c      725,500
--------------------------------------------------------------------------------------------------------------------------------
      35,000   Broome County COP                                5.250          04/01/2022 s         04/01/2004 b       35,651
--------------------------------------------------------------------------------------------------------------------------------
     505,000   Buffalo GO                                       6.000          12/01/2015           12/01/2009 a      607,762
--------------------------------------------------------------------------------------------------------------------------------
     600,000   Carnegie Redevelopment Corp.                     6.250          09/01/2005           03/30/2004 c      599,208
--------------------------------------------------------------------------------------------------------------------------------
   1,550,000   Carnegie Redevelopment Corp.                     6.500          09/01/2011           05/17/2009 c    1,549,442
--------------------------------------------------------------------------------------------------------------------------------
     435,000   Cattaraugus County IDA
               (Jamestown Community College)                    6.000          07/01/2012 s         07/01/2010 b      480,179
--------------------------------------------------------------------------------------------------------------------------------
   8,675,000   Cayuga County COP
               (Auburn Memorial Hospital)                       6.000          01/01/2021 s         01/01/2004 b    9,146,486
--------------------------------------------------------------------------------------------------------------------------------
   1,075,000   Chautaugua County Tobacco Asset
               Securitization Corp.                             6.250          07/01/2016           10/15/2008 c    1,152,024
--------------------------------------------------------------------------------------------------------------------------------
   2,035,000   Chautauqua County Tobacco Asset
               Securitization Corp.                             6.000          07/01/2012           10/15/2008 c    2,211,597
--------------------------------------------------------------------------------------------------------------------------------
   3,080,000   Chautauqua County Tobacco Asset
               Securitization Corp.                             6.500          07/01/2024 s         07/01/2010 b    3,280,878
--------------------------------------------------------------------------------------------------------------------------------
  11,000,000   Chautauqua County Tobacco Asset
               Securitization Corp.                             6.750          07/01/2040 s         07/01/2010 b   11,884,400
--------------------------------------------------------------------------------------------------------------------------------
   2,500,000   Clarence IDA (Bristol Village)                   6.000          01/20/2044           01/20/2015 b    2,717,350
--------------------------------------------------------------------------------------------------------------------------------
     470,000   Clifton Springs Hospital & Clinic                7.000          01/01/2005           09/17/2003 c      468,811
--------------------------------------------------------------------------------------------------------------------------------
   6,690,000   Columbia County IDA
               (Hudson Valley Care Centers)                     6.875          03/20/2037 s         03/20/2012 b    7,823,955
--------------------------------------------------------------------------------------------------------------------------------
   4,195,000   Cortland County IDA
               (Cortland Memorial Hospital)                     5.625          07/01/2024 s         07/01/2013 b    4,387,970
--------------------------------------------------------------------------------------------------------------------------------
      30,000   Dutchess County GO                               5.375          03/15/2014           03/15/2006 b       33,052
--------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Dutchess County IDA (Bard College)               7.000          11/01/2017 s         11/01/2003 b    1,064,540
--------------------------------------------------------------------------------------------------------------------------------
   2,900,000   Dutchess County IDA (Vassar Brothers Hospital)   6.500          04/01/2020 s         04/01/2010 b    3,142,266
--------------------------------------------------------------------------------------------------------------------------------
   2,800,000   East Rochester Hsg. Authority
               (Rochester St. Mary's Residence Facility)        5.375          12/20/2022 s         12/20/2012 b    2,938,852
--------------------------------------------------------------------------------------------------------------------------------
     550,000   East Rochester Hsg. Authority
               (St. John's Meadows)                             5.750          08/01/2037 s         08/01/2009 b      583,555
--------------------------------------------------------------------------------------------------------------------------------
      50,000   East Rochester UFSD GO                           6.750          06/15/2011           06/15/2003 b       52,261
--------------------------------------------------------------------------------------------------------------------------------
     145,000   Erie County IDA (FMC Corp.)                      6.000          02/01/2003           02/01/2003 c      144,942
--------------------------------------------------------------------------------------------------------------------------------
     670,000   Erie County IDA (Medaille College)               7.250          11/01/2010           03/24/2007 c      671,688
--------------------------------------------------------------------------------------------------------------------------------
     145,000   Erie County IDA (Mercy Hospital)                 5.900          06/01/2003           06/05/2003 c      144,581
--------------------------------------------------------------------------------------------------------------------------------
   7,885,000   Erie County Tobacco Asset Securitization Corp.   6.000          07/15/2020           10/03/2009 c    8,295,887
--------------------------------------------------------------------------------------------------------------------------------
     620,000   Erie County Tobacco Asset Securitization Corp.   6.125          07/15/2030 s         07/15/2011 b      646,747
--------------------------------------------------------------------------------------------------------------------------------
   6,985,000   Erie County Tobacco Asset Securitization Corp.   6.250          07/15/2040 s         07/15/2011 b    7,345,286
--------------------------------------------------------------------------------------------------------------------------------
  16,825,000   Erie County Tobacco Asset Securitization Corp.   6.500          07/15/2024           07/15/2010 b   18,033,035
--------------------------------------------------------------------------------------------------------------------------------
   2,990,000   Erie County Tobacco Asset Securitization Corp.   6.750          07/15/2040 s         07/15/2010 b    3,240,771



                    11 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     Effective
   Principal                                                                                          Maturity    Market Value
      Amount                                                   Coupon             Maturity        (Unaudited)*      See Note 1
---------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,000,000   Essex County IDA
               (International Paper Company)                    5.800%          12/01/2019           12/01/2007 b  $ 1,008,140
---------------------------------------------------------------------------------------------------------------------------------
      25,000   Fairport GO                                      5.000           05/15/2006           05/15/2006         25,060
---------------------------------------------------------------------------------------------------------------------------------
   1,600,000   Franklin County IDA COP                          8.125           08/01/2006           03/28/2005 c    1,704,544
---------------------------------------------------------------------------------------------------------------------------------
   1,385,000   Franklin County SWMA                             6.000           06/01/2005           04/02/2004 c    1,410,913
---------------------------------------------------------------------------------------------------------------------------------
   1,370,000   Franklin County SWMA                             6.125           06/01/2009 s         06/01/2005 b    1,409,730
---------------------------------------------------------------------------------------------------------------------------------
     360,000   Franklin County SWMA                             6.250           06/01/2015 s         06/01/2005 b      369,313
---------------------------------------------------------------------------------------------------------------------------------
     770,000   Hamilton EHC (Hamilton Apartments)              11.250           01/01/2015 s         05/01/2003 b      789,450
---------------------------------------------------------------------------------------------------------------------------------
   1,700,000   Hempstead IDA (Adelphi University)               5.750           06/01/2022 s         06/01/2012 b    1,795,404
---------------------------------------------------------------------------------------------------------------------------------
   2,385,000   Herkimer County IDA (Burrows Paper) i            8.000           01/01/2009           04/01/2006 c    2,289,505
---------------------------------------------------------------------------------------------------------------------------------
     860,000   Herkimer County IDA (College Foundation)         5.850           11/01/2010           03/20/2007 c      914,679
---------------------------------------------------------------------------------------------------------------------------------
   2,260,000   Herkimer Hsg. Authority                          7.150           03/01/2011           01/27/2006 g    2,293,380
---------------------------------------------------------------------------------------------------------------------------------
   3,000,000   Hsg. NY Corp.                                    5.500           11/01/2020 s         11/01/2005 b    3,084,510
---------------------------------------------------------------------------------------------------------------------------------
      15,000   Hudson HDC (Providence Hall-Schuyler Court)      6.400           07/01/2012 s         01/01/2003 b       15,164
---------------------------------------------------------------------------------------------------------------------------------
      25,000   Hudson HDC (Providence Hall-Schuyler Court)      6.500           01/01/2025 s         01/01/2003 b       25,273
---------------------------------------------------------------------------------------------------------------------------------
     280,000   Hudson IDA (Have, Inc.)                          7.125           12/01/2007           08/16/2005 c      277,068
---------------------------------------------------------------------------------------------------------------------------------
      80,000   Islip Union Free School District                 5.625           07/15/2012           07/15/2003 b       83,393
---------------------------------------------------------------------------------------------------------------------------------
   3,125,000   Jamestown Hsg. Authority                         6.125           07/01/2010           04/14/2006 g    3,169,187
---------------------------------------------------------------------------------------------------------------------------------
   2,000,000   Jefferson County IDA
               (Champion International)                         7.200           12/01/2020           05/15/2003 b    2,044,080
---------------------------------------------------------------------------------------------------------------------------------
      10,000   L.I. Power Authority, Series A                   5.000           12/01/2015           06/01/2008 b       10,581
---------------------------------------------------------------------------------------------------------------------------------
      75,000   L.I. Power Authority, Series A                   5.125           12/01/2022 s         06/01/2008 b       77,139
---------------------------------------------------------------------------------------------------------------------------------
   5,700,000   L.I. Power Authority, Series A                   5.500           12/01/2029 s         06/01/2003 b    5,807,787
---------------------------------------------------------------------------------------------------------------------------------
      10,000   Liberty GO                                       8.200           10/15/2016           04/15/2003 b       10,079
---------------------------------------------------------------------------------------------------------------------------------
      25,000   Liberty GO                                       8.200           10/15/2018           04/15/2003 b       25,180
---------------------------------------------------------------------------------------------------------------------------------
      25,000   Liberty GO                                       8.200           10/15/2019           04/15/2003 b       25,175
---------------------------------------------------------------------------------------------------------------------------------
      85,000   Lillian Cooper HDC                               7.000           01/01/2022 s         01/01/2003 b       85,115
---------------------------------------------------------------------------------------------------------------------------------
      25,000   Lillian Cooper HDC                               7.000           01/01/2023 s         01/01/2003 b       25,535
---------------------------------------------------------------------------------------------------------------------------------
      25,000   Lillian Cooper HDC                               7.375           01/01/2023 s         01/01/2003 b       25,041
---------------------------------------------------------------------------------------------------------------------------------
   3,950,000   Lockport HDC                                     6.000           10/01/2018 s         10/01/2009 b    4,113,885
---------------------------------------------------------------------------------------------------------------------------------
     940,000   Madison County IDA (Morrisville College)         6.750           07/01/2007           12/09/2004 c      962,654
---------------------------------------------------------------------------------------------------------------------------------
     425,000   Madison County IDA
               (Oneida Healthcare Center)                       5.300           07/01/2005           01/21/2004 c      459,956
---------------------------------------------------------------------------------------------------------------------------------
   2,260,000   Madison County IDA
               (Oneida Healthcare Center)                       5.500           02/01/2016           02/01/2013 b    2,428,212
---------------------------------------------------------------------------------------------------------------------------------
     170,000   Mechanicsville HDC                               6.900           08/01/2022 s         09/01/2003 b      170,564
---------------------------------------------------------------------------------------------------------------------------------
     215,000   Medina Hsg. Corp.                                8.250           08/15/2011 s         02/15/2003 b      217,692
---------------------------------------------------------------------------------------------------------------------------------
     480,000   Middleton IDA (Fleurchem, Inc.) i                7.125           12/01/2008           10/23/2005 c      480,187
---------------------------------------------------------------------------------------------------------------------------------
   1,010,000   Middletown IDA
               (Southwinds Retirement Home)                     5.875           03/01/2007           08/24/2004 c      991,093
---------------------------------------------------------------------------------------------------------------------------------
       5,000   Monroe County Airport Authority (GRIA)           0.000 z         01/01/2004           01/01/2004          4,924
---------------------------------------------------------------------------------------------------------------------------------
      10,000   Monroe County Airport Authority (GRIA)           5.375           01/01/2019           01/01/2003 b       10,168
---------------------------------------------------------------------------------------------------------------------------------
   6,585,000   Monroe County COP                                8.050           01/01/2011 s         01/01/2003 b    6,777,282
---------------------------------------------------------------------------------------------------------------------------------
      30,000   Monroe County GO                                 6.100           05/01/2003           05/01/2003 b       30,481
---------------------------------------------------------------------------------------------------------------------------------
   1,755,000   Monroe County IDA (Al Sigl Center)               6.125           12/15/2008           03/12/2006 c    1,784,414
---------------------------------------------------------------------------------------------------------------------------------
     525,000   Monroe County IDA (Al Sigl Center)               6.375           12/15/2005           07/12/2004 c      544,903
---------------------------------------------------------------------------------------------------------------------------------
   1,135,000   Monroe County IDA (Al Sigl Center)               6.750           12/15/2010           02/01/2009 c    1,164,726






                   12 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $    25,000   Monroe County IDA
               (Collegiate Hsg. Foundation - RIT)               5.000%         04/01/2010           04/01/2010   $     25,324
--------------------------------------------------------------------------------------------------------------------------------
     790,000   Monroe County IDA
               (Dayton Rogers Manufacturing)                    5.850          12/01/2006           01/13/2005 c      764,546
--------------------------------------------------------------------------------------------------------------------------------
   1,285,000   Monroe County IDA
               (DePaul Community Facilities)                    6.500          02/01/2024 s         02/01/2004 b    1,337,389
--------------------------------------------------------------------------------------------------------------------------------
     930,000   Monroe County IDA (DePaul Properties)            5.900          09/01/2007           05/04/2005 c      904,909
--------------------------------------------------------------------------------------------------------------------------------
      75,000   Monroe County IDA
               (Jewish Home of Rochester Senior Hsg.)           5.600          04/01/2003           04/01/2003         75,285
--------------------------------------------------------------------------------------------------------------------------------
      80,000   Monroe County IDA
               (Jewish Home of Rochester Senior Hsg.)           5.700          04/01/2004           04/01/2004         81,509
--------------------------------------------------------------------------------------------------------------------------------
      60,000   Monroe County IDA
               (Jewish Home of Rochester Senior Hsg.            5.800          04/01/2005           04/01/2005         61,720
--------------------------------------------------------------------------------------------------------------------------------
      65,000   Monroe County IDA
               (Jewish Home of Rochester Senior Hsg.)           5.900          04/01/2006           04/01/2006         67,144
--------------------------------------------------------------------------------------------------------------------------------
      75,000   Monroe County IDA
               (Jewish Home of Rochester Senior Hsg.)           6.100          04/01/2008           04/01/2007 b       78,007
--------------------------------------------------------------------------------------------------------------------------------
     110,000   Monroe County IDA
               (Jewish Home of Rochester Senior Hsg.)           6.200          04/01/2009           04/01/2007 b      114,545
--------------------------------------------------------------------------------------------------------------------------------
     100,000   Monroe County IDA
               (Nazareth College of Rochester)                  5.250          04/01/2018           04/01/2008 b      105,917
--------------------------------------------------------------------------------------------------------------------------------
   1,040,000   Monroe County IDA (Piano Works)                  6.625          11/01/2006           12/18/2004 c    1,052,012
--------------------------------------------------------------------------------------------------------------------------------
      70,000   Monroe County IDA (West End Business)            6.750          12/01/2004           12/19/2003 c       70,159
--------------------------------------------------------------------------------------------------------------------------------
  20,785,000   Monroe County Tobacco Asset
               Securitization Corp.                             6.150          06/01/2025           05/16/2009 c   21,705,775
--------------------------------------------------------------------------------------------------------------------------------
  11,165,000   Monroe County Tobacco Asset
               Securitization Corp.                             6.375          06/01/2019 s         06/01/2010 b   12,100,404
--------------------------------------------------------------------------------------------------------------------------------
  17,605,000   Monroe County Tobacco Asset
               Securitization Corp.                             6.375          06/01/2035 s         06/01/2010 b   18,648,976
--------------------------------------------------------------------------------------------------------------------------------
   3,000,000   Monroe County Tobacco Asset
               Securitization Corp.                             6.625          06/01/2042 s         06/01/2010 b    3,226,020
--------------------------------------------------------------------------------------------------------------------------------
     730,000   Montgomery County IDA (ASMF)i,t,u                6.500          01/15/2003           01/15/2003        397,850
--------------------------------------------------------------------------------------------------------------------------------
     375,000   Mount Vernon IDA (Meadowview)                    6.000          06/01/2009           01/31/2007 c      371,055
--------------------------------------------------------------------------------------------------------------------------------
      25,000   MTA Commuter Facilities, Series 7                5.625          07/01/2016 s         07/01/2003 b       26,004
--------------------------------------------------------------------------------------------------------------------------------
   6,600,000   MTA Commuter Facilities, Series A                6.500          07/01/2016           07/01/2007 a    7,811,166
--------------------------------------------------------------------------------------------------------------------------------
      10,000   MTA Commuter Facilities, Series B                5.000          07/01/2017           07/01/2009 a       10,711
--------------------------------------------------------------------------------------------------------------------------------
       5,000   MTA Commuter Facilities, Series D                5.000          07/01/2016           07/01/2007 a        5,391
--------------------------------------------------------------------------------------------------------------------------------
   2,000,000   MTA Dedicated Tax Fund, Series A                 6.125          04/01/2015           04/01/2010 a    2,392,900
--------------------------------------------------------------------------------------------------------------------------------
   1,000,000   MTA Dedicated Tax Fund, Series A                 6.125          04/01/2017           04/01/2010 a    1,196,450
--------------------------------------------------------------------------------------------------------------------------------
     250,000   MTA Service Contract, Series 3                   7.375          07/01/2008           03/15/2006 c      289,672
--------------------------------------------------------------------------------------------------------------------------------
   7,135,000   MTA, Series A                                    6.500          07/01/2016           07/01/2007 a    8,444,344
--------------------------------------------------------------------------------------------------------------------------------
      55,000   MTA, Series B                                    5.000          07/01/2020 s         07/01/2007 b       57,465
--------------------------------------------------------------------------------------------------------------------------------
  60,890,000   MTA, Series F                                    5.250          11/15/2027           11/15/2012 b   63,483,305
------------------------------------------------------------------------------------------------------------------------------
      65,000   MTA, Series M                                    6.000          07/01/2014 s         07/01/2003 b       67,538
------------------------------------------------------------------------------------------------------------------------------
  20,000,000   MTA, Series U                                    5.750          11/15/2032           11/15/2012 b   21,915,400
------------------------------------------------------------------------------------------------------------------------------
  15,000,000   Municipal Assistance Corp. for New York, NY      6.000          07/01/2008           07/01/2007 b   17,301,750
------------------------------------------------------------------------------------------------------------------------------
       5,000   Nassau County GO                                 5.875          05/15/2015           11/15/2003 b        5,180
------------------------------------------------------------------------------------------------------------------------------
      20,000   Nassau County GO                                 6.375          05/15/2013           05/15/2003 b       20,578






                   13 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                   Effective
   Principal                                                                                        Maturity     Market Value
      Amount                                                    Coupon          Maturity          (Unaudited)*     See Note 1
------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 2,000,000   Nassau County GO                                 7.000%         03/01/2014          03/01/2010 b $  2,466,580
-------------------------------------------------------------------------------------------------------------------------------
     710,000   Nassau County GO Combined Sewer Districts,
               Series F                                         7.000          03/01/2015          03/01/2010 b      870,552
-------------------------------------------------------------------------------------------------------------------------------
     720,000   Nassau County GO Combined Sewer Districts,
               Series F                                         7.000          03/01/2016          03/01/2010 b      880,250
-------------------------------------------------------------------------------------------------------------------------------
     730,000   Nassau County GO Combined Sewer Districts,
               Series F                                         7.000          03/01/2017          03/01/2010 b      897,688
-------------------------------------------------------------------------------------------------------------------------------
     740,000   Nassau County GO Combined Sewer Districts,
               Series F                                         7.000          03/01/2018          03/01/2010 b      904,702
-------------------------------------------------------------------------------------------------------------------------------
     745,000   Nassau County GO Combined Sewer Districts,
               Series F                                         7.000          03/01/2019          03/01/2010 b      905,540
-------------------------------------------------------------------------------------------------------------------------------
      90,000   Nassau County GO Combined Sewer Districts,
               Series F                                         7.000          03/01/2020          03/01/2010 b      110,352
-------------------------------------------------------------------------------------------------------------------------------
   1,300,000   Nassau County GO General Improvement,
               Series F                                         6.500          03/01/2018          03/01/2010 b    1,548,417
-------------------------------------------------------------------------------------------------------------------------------
   1,635,000   Nassau County GO General Improvement,
               Series F                                         6.500          03/01/2019          03/01/2010 b    1,936,036
-------------------------------------------------------------------------------------------------------------------------------
     705,000   Nassau County GO General Improvement,
               Series F                                         7.000          03/01/2014          03/01/2010 b      869,469
-------------------------------------------------------------------------------------------------------------------------------
   3,435,000   Nassau County GO General Improvement,
               Series F                                         7.000          03/01/2016          03/01/2010 b    4,199,528
-------------------------------------------------------------------------------------------------------------------------------
     130,000   Nassau County IDA (ACLD)                         7.250          10/01/2004          10/10/2003 c      131,218
-------------------------------------------------------------------------------------------------------------------------------
     590,000   Nassau County IDA (ALIA - ACDS)                  7.000          10/01/2016          11/01/2010 c      573,793
-------------------------------------------------------------------------------------------------------------------------------
     880,000   Nassau County IDA (ALIA - CMA)                   7.000          10/01/2016          11/01/2010 c      886,310
-------------------------------------------------------------------------------------------------------------------------------
     675,000   Nassau County IDA (ALIA - CRR)                   7.000          10/01/2016          11/01/2010 c      679,840
-------------------------------------------------------------------------------------------------------------------------------
     145,000   Nassau County IDA (ALIA - FREE)                  7.000          10/01/2016          11/01/2010 c      141,017
-------------------------------------------------------------------------------------------------------------------------------
     615,000   Nassau County IDA (ALIA - HKSB)                  7.000          10/01/2016          11/01/2010 c      619,410
-------------------------------------------------------------------------------------------------------------------------------
     415,000   Nassau County IDA (North Shore CFGA)             5.750          05/01/2008          07/25/2005 c      397,429
-------------------------------------------------------------------------------------------------------------------------------
   1,030,000   Nassau County IDA (United Cerebral Palsy)        5.750          11/01/2007          06/27/2005 c    1,016,981
-------------------------------------------------------------------------------------------------------------------------------
   2,565,000   Nassau County IDA (United Cerebral Palsy)        5.750          11/01/2009          05/26/2006 c    2,509,442
-------------------------------------------------------------------------------------------------------------------------------
     680,000   Nassau County Tobacco Settlement Corp.           5.300          07/15/2012          07/15/2003 e      725,336
-------------------------------------------------------------------------------------------------------------------------------
     545,000   Nassau County Tobacco Settlement Corp.           5.400          07/15/2013          07/15/2004 e      574,326
-------------------------------------------------------------------------------------------------------------------------------
     615,000   Nassau County Tobacco Settlement Corp.           5.500          07/15/2014          07/15/2005 e      650,276
-------------------------------------------------------------------------------------------------------------------------------
     645,000   Nassau County Tobacco Settlement Corp.           5.625          07/15/2015          07/15/2006 e      690,595
-------------------------------------------------------------------------------------------------------------------------------
     590,000   Nassau County Tobacco Settlement Corp.           5.750          07/15/2016          07/15/2007 e      627,453
-------------------------------------------------------------------------------------------------------------------------------
     150,000   Nassau County Tobacco Settlement Corp.           6.125          07/15/2018          07/15/2010 e      159,921
-------------------------------------------------------------------------------------------------------------------------------
   2,215,000   Nassau County Tobacco Settlement Corp.           6.250          07/15/2019s         07/15/2010 b    2,369,098
-------------------------------------------------------------------------------------------------------------------------------
   3,545,000   Nassau County Tobacco Settlement Corp.           6.250          07/15/2020          07/15/2010 b    3,771,206
-------------------------------------------------------------------------------------------------------------------------------
   4,025,000   Nassau County Tobacco Settlement Corp.           6.250          07/15/2020s         07/15/2010 b    4,281,835
-------------------------------------------------------------------------------------------------------------------------------
     190,000   Nassau County Tobacco Settlement Corp.           6.250          07/15/2021s         07/15/2010 b      200,912
-------------------------------------------------------------------------------------------------------------------------------
  13,780,000   Nassau County Tobacco Settlement Corp.           6.400          07/15/2033s         07/15/2010 b   14,549,613
-------------------------------------------------------------------------------------------------------------------------------
   5,000,000   Nassau County Tobacco Settlement Corp.           6.500          07/15/2027s         07/15/2010 b    5,324,850
-------------------------------------------------------------------------------------------------------------------------------
  25,500,000   Nassau County Tobacco Settlement Corp.           6.600          07/15/2039s         07/15/2009 b   27,223,035
-------------------------------------------------------------------------------------------------------------------------------
     345,000   Nassau IDA (EBS North Hills LLC)                 7.000          11/01/2013          11/01/2013        346,408
-------------------------------------------------------------------------------------------------------------------------------
     160,000   Nassau IDA (EBS North Hills LLC) w               7.000          11/01/2013          11/01/2013        160,003
-------------------------------------------------------------------------------------------------------------------------------
     210,000   Nassau IDA (EBS North Hills LLC) w               7.000          11/01/2013          11/01/2013        210,004
-------------------------------------------------------------------------------------------------------------------------------
     305,000   Nassau IDA (EBS North Hills LLC) w               7.000          11/01/2013          11/01/2013        305,006
-------------------------------------------------------------------------------------------------------------------------------
     225,000   Nassau IDA (EBS North Hills LLC) w               7.000          11/01/2013          11/01/2013        225,004





                   14 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   225,000   Nassau IDA (EBS North Hills LLC) w               7.000%         11/01/2013           11/01/2013    $   225,004
--------------------------------------------------------------------------------------------------------------------------------
      50,000   New Rochelle GO, Series A                        6.200          03/15/2021           03/15/2004 b       53,630
--------------------------------------------------------------------------------------------------------------------------------
      25,000   New Rochelle GO, Series A                        6.200          03/15/2022           03/15/2004 b       26,815
--------------------------------------------------------------------------------------------------------------------------------
   1,295,000   New Rochelle IDA (College of New Rochelle)       5.500          07/01/2019           10/17/2010 g    1,344,391
--------------------------------------------------------------------------------------------------------------------------------
   8,210,000   New Rochelle Municipal Hsg. Authority            5.550          12/01/2014           12/01/2011 b    8,236,518
--------------------------------------------------------------------------------------------------------------------------------
      85,000   New Rochelle Municipal Hsg. Authority            6.500          12/01/2014 s         12/01/2011 b       87,424
--------------------------------------------------------------------------------------------------------------------------------
     195,000   Newark SCHC
               (Newark Rose Garden Apartments)                  9.000          03/01/2011 s         03/01/2003 b      199,140
--------------------------------------------------------------------------------------------------------------------------------
   1,860,000   Newark-Wayne Community Hospital                  7.600          09/01/2015           09/05/2010 c    1,825,125
--------------------------------------------------------------------------------------------------------------------------------
      60,000   Newburgh GO                                      7.600          04/01/2008           04/01/2003 b       60,960
--------------------------------------------------------------------------------------------------------------------------------
     795,000   Newburgh IDA
               (Bourne & Kenney Redevelopment Company)          5.650          08/01/2020 s         08/01/2009 b      828,668
--------------------------------------------------------------------------------------------------------------------------------
      25,000   Niagara County GO                                5.875          07/15/2009           07/15/2004 b       27,201
--------------------------------------------------------------------------------------------------------------------------------
     150,000   Niagara County IDA
               (American Ref-Fuel Company)                      5.550          11/15/2024           11/15/2011 d      157,191
--------------------------------------------------------------------------------------------------------------------------------
     350,000   Niagara County IDA (Sevenson Hotel)              5.750          05/01/2003           04/30/2003 c      349,758
--------------------------------------------------------------------------------------------------------------------------------
   5,000,000   Niagara County IDA (Solid Waste Disposal)        5.450          11/15/2025           11/15/2012 d    5,281,050
--------------------------------------------------------------------------------------------------------------------------------
   7,000,000   Niagara County IDA (Solid Waste Disposal)        5.550          11/15/2024           11/15/2013 d    7,419,860
--------------------------------------------------------------------------------------------------------------------------------
   9,850,000   Niagara County IDA (Solid Waste Disposal)        5.625          11/15/2024           11/15/2012 b   10,379,437
--------------------------------------------------------------------------------------------------------------------------------
   1,175,000   Niagara County Tobacco Asset
               Securitization Corp.                             5.875          05/15/2022           05/15/2011 b    1,210,121
--------------------------------------------------------------------------------------------------------------------------------
   1,080,000   Niagara County Tobacco Asset
               Securitization Corp.                             6.250          05/15/2034 s         05/15/2011 b    1,134,788
--------------------------------------------------------------------------------------------------------------------------------
     650,000   Niagara County Tobacco Asset
               Securitization Corp.                             6.250          05/15/2040 s         05/15/2011 b      682,974
--------------------------------------------------------------------------------------------------------------------------------
  11,995,000   Niagara County Tobacco Asset
               Securitization Corp.                             6.750          05/15/2029 s         05/15/2010 b   13,022,492
--------------------------------------------------------------------------------------------------------------------------------
     110,000   Niagara Falls Bridge Commission, Series B        5.250          10/01/2021           10/01/2005 b      112,521
--------------------------------------------------------------------------------------------------------------------------------
   1,195,000   Niagara Falls CSD COP (High School Facility)     6.500          06/15/2019           06/15/2009 b    1,306,004
--------------------------------------------------------------------------------------------------------------------------------
   2,500,000   Niagara Frontier Transportation Authority
               (Buffalo Niagara International Airport)          5.625          04/01/2029 s         04/01/2009 b    2,637,625
--------------------------------------------------------------------------------------------------------------------------------
      30,000   North Salem Central School District              5.700          10/15/2011           10/15/2004 b       32,701
--------------------------------------------------------------------------------------------------------------------------------
   2,495,000   NY Counties Tobacco Trust I (TASC)               5.800          06/01/2023           04/11/2004 c    2,566,582
--------------------------------------------------------------------------------------------------------------------------------
  14,195,000   NY Counties Tobacco Trust I (TASC)               6.300          06/01/2019 s         06/01/2010 b   15,319,244
--------------------------------------------------------------------------------------------------------------------------------
   4,960,000   NY Counties Tobacco Trust I (TASC)               6.500          06/01/2035 s         06/01/2011 b    5,295,494
--------------------------------------------------------------------------------------------------------------------------------
      70,000   NY Counties Tobacco Trust I (TASC)               6.625          06/01/2042 s         06/10/2010 b       75,274
--------------------------------------------------------------------------------------------------------------------------------
  29,430,000   NY Counties Tobacco Trust II (TASC)              5.250          06/01/2025           11/04/2008 c   29,027,986
--------------------------------------------------------------------------------------------------------------------------------
   1,675,000   NY Counties Tobacco Trust II (TASC)              5.750          06/01/2014           06/01/2011 b    1,788,464
--------------------------------------------------------------------------------------------------------------------------------
   2,120,000   NY Counties Tobacco Trust II (TASC)              6.000          06/01/2015           06/01/2011 b    2,290,978
--------------------------------------------------------------------------------------------------------------------------------
   2,330,000   NY Counties Tobacco Trust II (TASC)              6.000          06/01/2016           06/01/2011 b    2,500,463
--------------------------------------------------------------------------------------------------------------------------------
      20,000   NYC GO                                           5.500          10/01/2014           10/01/2005 b       20,411
--------------------------------------------------------------------------------------------------------------------------------
      10,000   NYC GO                                           5.500          10/01/2016           10/01/2005 b       10,472
--------------------------------------------------------------------------------------------------------------------------------
  14,765,000   NYC GO                                           5.500          05/15/2024 s         05/15/2010 b   15,260,809
--------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                           5.600          12/01/2010           06/01/2003 b       15,087
--------------------------------------------------------------------------------------------------------------------------------
      10,000   NYC GO                                           5.625          10/01/2012           10/01/2003 b       10,412
--------------------------------------------------------------------------------------------------------------------------------
      20,000   NYC GO                                           5.625          10/01/2013           10/01/2005 b       20,833
--------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                           5.625          08/01/2014           08/01/2006 b       15,950




                   15 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $    20,000   NYC GO                                           5.750%         08/15/2012           08/15/2005 b $     20,750
--------------------------------------------------------------------------------------------------------------------------------
  10,750,000   NYC GO                                           5.750          10/15/2012           10/15/2007 b   11,428,755
--------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                           5.750          05/15/2013           05/15/2005 b       15,432
--------------------------------------------------------------------------------------------------------------------------------
   1,200,000   NYC GO                                           5.750          02/01/2014 s         02/01/2006 b    1,254,240
--------------------------------------------------------------------------------------------------------------------------------
     505,000   NYC GO                                           5.750          02/01/2015 s         02/01/2008 b      526,670
--------------------------------------------------------------------------------------------------------------------------------
      25,000   NYC GO                                           5.750          08/01/2015           08/01/2005 b       25,946
--------------------------------------------------------------------------------------------------------------------------------
     500,000   NYC GO                                           5.750          08/01/2018           08/01/2012 b      534,340
--------------------------------------------------------------------------------------------------------------------------------
     500,000   NYC GO                                           5.750          08/01/2018           08/01/2012 b      534,340
--------------------------------------------------------------------------------------------------------------------------------
   1,400,000   NYC GO                                           5.750          02/01/2019 s         02/01/2008 b    1,453,536
--------------------------------------------------------------------------------------------------------------------------------
   7,195,000   NYC GO                                           5.750          03/15/2022           03/15/2012 b    7,618,570
--------------------------------------------------------------------------------------------------------------------------------
      60,000   NYC GO                                           5.800          08/01/2013           08/01/2005 b       62,217
--------------------------------------------------------------------------------------------------------------------------------
  10,520,000   NYC GO                                           5.875          06/01/2019           06/01/2012 b   11,339,298
--------------------------------------------------------------------------------------------------------------------------------
   7,015,000   NYC GO                                           5.875          08/01/2019           08/01/2012 b    7,568,975
--------------------------------------------------------------------------------------------------------------------------------
   8,075,000   NYC GO                                           5.875          06/01/2020           06/01/2012 b    8,672,308
--------------------------------------------------------------------------------------------------------------------------------
   9,770,000   NYC GO                                           5.875          06/01/2021           06/01/2012 b   10,469,825
--------------------------------------------------------------------------------------------------------------------------------
   4,250,000   NYC GO                                           5.875          08/01/2024 s         08/01/2008 b    4,430,242
--------------------------------------------------------------------------------------------------------------------------------
     430,000   NYC GO                                           5.875          08/01/2024 s         08/01/2006 b      468,046
--------------------------------------------------------------------------------------------------------------------------------
      25,000   NYC GO                                           5.900          08/01/2010           08/01/2006 b       26,789
--------------------------------------------------------------------------------------------------------------------------------
      50,000   NYC GO                                           6.000          08/01/2006           02/01/2003 a       50,235
--------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                           6.000          08/01/2006           02/01/2003 b       15,052
--------------------------------------------------------------------------------------------------------------------------------
      10,000   NYC GO                                           6.000          08/01/2007           02/01/2003 b       10,035
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                           6.000          08/01/2008           02/01/2003 b        5,017
--------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                           6.000          05/15/2010           05/15/2003 b       15,448
--------------------------------------------------------------------------------------------------------------------------------
      30,000   NYC GO                                           6.000          08/01/2010           08/01/2003 b       31,148
--------------------------------------------------------------------------------------------------------------------------------
      55,000   NYC GO                                           6.000          02/01/2011           02/01/2006 b       58,715
--------------------------------------------------------------------------------------------------------------------------------
      30,000   NYC GO                                           6.000          02/15/2011           02/15/2005 b       31,625
--------------------------------------------------------------------------------------------------------------------------------
      25,000   NYC GO                                           6.000          08/01/2011           08/01/2003 b       25,942
--------------------------------------------------------------------------------------------------------------------------------
     140,000   NYC GO                                           6.000          08/01/2011           02/01/2003 a      140,456
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                           6.000          02/15/2012           02/15/2005 b        5,530
--------------------------------------------------------------------------------------------------------------------------------
      40,000   NYC GO                                           6.000          02/15/2012           02/15/2005 b       43,163
--------------------------------------------------------------------------------------------------------------------------------
     115,000   NYC GO                                           6.000          08/01/2012           08/01/2003 b      119,333
--------------------------------------------------------------------------------------------------------------------------------
      30,000   NYC GO                                           6.000          08/01/2012           02/01/2003 a       30,166
--------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                           6.000          02/15/2013           02/15/2005 b       16,193
--------------------------------------------------------------------------------------------------------------------------------
      10,000   NYC GO                                           6.000          02/15/2014           02/15/2005 b       11,051
--------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                           6.000          02/15/2015           02/15/2005 b       16,576
--------------------------------------------------------------------------------------------------------------------------------
     450,000   NYC GO                                           6.000          08/01/2015           02/01/2003 a      451,665
--------------------------------------------------------------------------------------------------------------------------------
      10,000   NYC GO                                           6.000          08/01/2016 s         08/01/2006 b       10,955
--------------------------------------------------------------------------------------------------------------------------------
      10,000   NYC GO                                           6.000          05/15/2019           05/15/2003 b       10,329
--------------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYC GO                                           6.000          05/15/2019           05/15/2010 b    2,167,340
--------------------------------------------------------------------------------------------------------------------------------
   1,210,000   NYC GO                                           6.000          05/15/2022           05/15/2010 b    1,305,759
--------------------------------------------------------------------------------------------------------------------------------
      90,000   NYC GO                                           6.000          08/01/2026 s         08/01/2006 b       94,423
--------------------------------------------------------------------------------------------------------------------------------
     100,000   NYC GO                                           6.000          08/15/2026 s         08/15/2008 b      104,948
--------------------------------------------------------------------------------------------------------------------------------
      65,000   NYC GO                                           6.125          08/01/2011           08/01/2004 b       69,841
--------------------------------------------------------------------------------------------------------------------------------
     210,000   NYC GO                                           6.125          08/01/2025 s         08/01/2007 b      234,326
--------------------------------------------------------------------------------------------------------------------------------
      75,000   NYC GO                                           6.250          08/01/2010           08/01/2004 b       80,989





                   16 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
New York Continued
 $ 2,000,000   NYC GO                                           6.250%         08/01/2012           08/01/2006 b  $ 2,250,180
--------------------------------------------------------------------------------------------------------------------------------
   4,050,000   NYC GO                                           6.250          08/01/2013           08/01/2006 b    4,549,243
--------------------------------------------------------------------------------------------------------------------------------
      20,000   NYC GO                                           6.250          08/01/2017           02/01/2003 b       20,366
--------------------------------------------------------------------------------------------------------------------------------
      20,000   NYC GO                                           6.250          08/01/2019           08/01/2004 b       20,366
--------------------------------------------------------------------------------------------------------------------------------
   1,205,000   NYC GO                                           6.375          08/01/2004           02/01/2003 b    1,227,594
--------------------------------------------------------------------------------------------------------------------------------
      40,000   NYC GO                                           6.375          08/01/2006           02/01/2003 b       40,750
--------------------------------------------------------------------------------------------------------------------------------
      45,000   NYC GO                                           6.375          08/01/2007           02/01/2003 b       45,844
--------------------------------------------------------------------------------------------------------------------------------
   4,000,000   NYC GO                                           6.375          08/15/2009           08/15/2005 b    4,424,600
--------------------------------------------------------------------------------------------------------------------------------
   1,495,000   NYC GO                                           6.375          08/01/2010           08/01/2005 b    1,628,907
--------------------------------------------------------------------------------------------------------------------------------
     815,000   NYC GO                                           6.375          08/15/2010           08/15/2005 b      900,412
--------------------------------------------------------------------------------------------------------------------------------
   5,400,000   NYC GO                                           6.375          08/01/2012           08/15/2005 b    5,959,116
--------------------------------------------------------------------------------------------------------------------------------
     103,000   NYC GO                                           6.500          08/01/2014           08/01/2005 b      117,071
--------------------------------------------------------------------------------------------------------------------------------
      40,000   NYC GO                                           6.500          08/01/2016           08/01/2005 b       45,464
--------------------------------------------------------------------------------------------------------------------------------
   7,500,000   NYC GO                                           6.500          05/15/2017           05/15/2010 b    8,418,075
--------------------------------------------------------------------------------------------------------------------------------
     150,000   NYC GO                                           6.500          08/01/2019s          08/01/2005 b      170,491
--------------------------------------------------------------------------------------------------------------------------------
      35,000   NYC GO                                           7.000          02/01/2003           02/01/2003 a       35,169
--------------------------------------------------------------------------------------------------------------------------------
     160,000   NYC GO                                           7.000          12/01/2006           06/01/2003 b      163,714
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                           7.000          02/01/2009           02/01/2003 b        5,021
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                           7.000          12/01/2010           06/01/2003 b        5,104
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                           7.000          02/01/2011           02/01/2003 b        5,022
--------------------------------------------------------------------------------------------------------------------------------
      30,000   NYC GO                                           7.000          02/01/2012           02/01/2003 b       30,123
--------------------------------------------------------------------------------------------------------------------------------
      25,000   NYC GO                                           7.000          10/01/2015           04/01/2003 a       25,159
--------------------------------------------------------------------------------------------------------------------------------
      70,000   NYC GO                                           7.000          10/01/2016           04/01/2003 a       70,446
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                           7.000          02/01/2018           02/01/2003 b        5,095
--------------------------------------------------------------------------------------------------------------------------------
      35,000   NYC GO                                           7.000          10/01/2018           04/01/2003 a       35,467
--------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                           7.000          10/01/2019           04/01/2003 a       15,063
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                           7.100          02/01/2004           02/01/2003 b        5,022
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                           7.200          02/01/2005           02/01/2003 b        5,024
--------------------------------------------------------------------------------------------------------------------------------
      40,000   NYC GO                                           7.250          10/01/2005           04/01/2003 a       40,582
--------------------------------------------------------------------------------------------------------------------------------
     100,000   NYC GO                                           7.250          02/01/2007           02/01/2003 a      100,484
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                           7.250          02/01/2007           02/01/2003 b        5,022
--------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                           7.250          08/15/2017           02/15/2003 a       16,390
--------------------------------------------------------------------------------------------------------------------------------
     120,000   NYC GO                                           7.500          08/15/2003           02/15/2003 b      120,828
--------------------------------------------------------------------------------------------------------------------------------
      20,000   NYC GO                                           7.500          12/01/2003           06/01/2003 a       20,506
--------------------------------------------------------------------------------------------------------------------------------
  10,135,000   NYC GO                                           7.500          02/01/2004           02/01/2003 b   10,419,793
--------------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYC GO                                           7.500          02/01/2004           02/01/2003 b    2,039,360
--------------------------------------------------------------------------------------------------------------------------------
      25,000   NYC GO                                           7.500          12/01/2004           06/01/2003 a       25,632
--------------------------------------------------------------------------------------------------------------------------------
     110,000   NYC GO                                           7.500          02/01/2005           02/01/2003 b      112,165
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                           7.500          08/15/2005           02/15/2003 b        5,034
--------------------------------------------------------------------------------------------------------------------------------
     875,000   NYC GO                                           7.500          02/01/2006           02/01/2003 b      892,220
--------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                           7.500          02/01/2007           02/01/2003 b       15,295
--------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC GO                                           7.500          02/01/2009           02/01/2003 b       15,294
--------------------------------------------------------------------------------------------------------------------------------
      40,000   NYC GO                                           7.650          02/01/2007           02/01/2003 b       40,792
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                           7.700          02/01/2009           02/01/2003 b        5,099
--------------------------------------------------------------------------------------------------------------------------------
      75,000   NYC GO                                           7.750          08/15/2006           02/15/2003 b       76,162



                   17 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                      Effective
   Principal                                                                                           Maturity   Market Value
      Amount                                                   Coupon             Maturity         (Unaudited)*     See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $    15,000   NYC GO                                           7.750%          08/15/2007           02/15/2003 b $     15,232
---------------------------------------------------------------------------------------------------------------------------------
      20,000   NYC GO                                           7.750           08/15/2014           02/15/2003 b       20,310
---------------------------------------------------------------------------------------------------------------------------------
      20,000   NYC GO                                           7.750           08/15/2028           02/15/2003 b       20,137
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYC GO                                           8.000           08/01/2003           02/01/2003 b        5,026
---------------------------------------------------------------------------------------------------------------------------------
      60,000   NYC GO                                           8.000           08/01/2003           02/01/2003 b       60,757
---------------------------------------------------------------------------------------------------------------------------------
   1,355,000   NYC GO CAB                                       0.000 v         05/15/2014           05/15/2008 b    1,423,726
---------------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYC GO CARS                                     10.570 r         09/01/2011           02/01/2003 b    5,184,600
---------------------------------------------------------------------------------------------------------------------------------
     100,000   NYC GO DIAMONDS                                  0.000 v         02/01/2025           02/01/2006 b       86,629
---------------------------------------------------------------------------------------------------------------------------------
      25,000   NYC GO DIAMONDS                                  0.000 v         08/01/2025 s         08/01/2007 b       19,953
---------------------------------------------------------------------------------------------------------------------------------
     155,000   NYC GO LIMOi                                     7.000           02/01/2007           02/01/2003 b      157,325
---------------------------------------------------------------------------------------------------------------------------------
   8,250,000   NYC GO RIBS                                      9.461 r         08/01/2008           08/01/2003 b    8,865,615
---------------------------------------------------------------------------------------------------------------------------------
   4,200,000   NYC GO RIBS                                      9.461 r         07/29/2010           08/01/2003 b    4,514,496
---------------------------------------------------------------------------------------------------------------------------------
   5,400,000   NYC GO RIBS                                      9.559 r         08/22/2013           08/01/2003 b    5,703,750
---------------------------------------------------------------------------------------------------------------------------------
   3,050,000   NYC GO RIBS                                      9.559 r         08/27/2015           08/01/2003 b    3,217,963
---------------------------------------------------------------------------------------------------------------------------------
  13,150,000   NYC GO RIBS                                     10.490 r         08/01/2013           08/01/2003 b   13,994,756
---------------------------------------------------------------------------------------------------------------------------------
   6,350,000   NYC GO RIBS                                     10.541 r         08/01/2014           08/01/2003 b    6,757,924
---------------------------------------------------------------------------------------------------------------------------------
     295,000   NYC HDC (Barclay Avenue)                         5.750           04/01/2007           11/21/2004 c      320,284
---------------------------------------------------------------------------------------------------------------------------------
     220,000   NYC HDC (Multifamily Hsg.), Series A             5.625           05/01/2012           05/01/2006 b      232,153
---------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC HDC (Multifamily Hsg.), Series A             5.750           11/01/2018 s         05/01/2007 b       15,707
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYC HDC (Multifamily Hsg.), Series A             5.850           05/01/2025           05/01/2005 b       10,177
---------------------------------------------------------------------------------------------------------------------------------
   1,715,000   NYC HDC (Multifamily Hsg.), Series A             6.550           10/01/2015 s         04/01/2003 b    1,755,680
---------------------------------------------------------------------------------------------------------------------------------
     275,000   NYC HDC (Multifamily Hsg.), Series A             6.550           04/01/2018 s         04/01/2003 b      283,822
---------------------------------------------------------------------------------------------------------------------------------
  29,000,000   NYC HDC (Multifamily Hsg.), Series A             6.600           04/01/2030 s         04/01/2003 b   29,969,180
---------------------------------------------------------------------------------------------------------------------------------
     320,000   NYC HDC (Multifamily Hsg.), Series B             5.700           11/01/2013 s         05/01/2003 b      330,640
---------------------------------------------------------------------------------------------------------------------------------
     995,000   NYC HDC (Multifamily Hsg.), Series B             5.850           05/01/2026 s         05/01/2003 b    1,019,178
---------------------------------------------------------------------------------------------------------------------------------
     435,000   NYC HDC (Multifamily Hsg.), Series B             5.850           05/01/2026 s         05/01/2003 b      445,727
---------------------------------------------------------------------------------------------------------------------------------
   5,220,000   NYC HDC (Multifamily Hsg.), Series B             5.875           11/01/2018 s         05/01/2009 b    5,460,590
---------------------------------------------------------------------------------------------------------------------------------
     874,892   NYC HDC (Pass Through Certificate)i              6.500           09/20/2003           05/24/2003 c      903,790
---------------------------------------------------------------------------------------------------------------------------------
      20,000   NYC Health & Hospital Corp.                      5.625           02/15/2013 s         02/15/2003 b       20,499
---------------------------------------------------------------------------------------------------------------------------------
   1,285,000   NYC Health & Hospital Corp.                      5.750           02/15/2022 s         02/15/2005 b    1,316,303
---------------------------------------------------------------------------------------------------------------------------------
      20,000   NYC Health & Hospital Corp.                      6.000           02/15/2006           02/15/2003 b       20,468
---------------------------------------------------------------------------------------------------------------------------------
  26,500,000   NYC Health & Hospital Corp. LEVRRS               9.512 r         02/15/2011 s         02/15/2003 b   27,809,100
---------------------------------------------------------------------------------------------------------------------------------
   1,505,000   NYC IDA (Acme Architectural Products)            5.875           11/01/2009           08/21/2006 c    1,424,392
---------------------------------------------------------------------------------------------------------------------------------
  10,000,000   NYC IDA (Airis JFK I/JFK International Airport)  6.000           07/01/2015           03/21/2011 g   10,046,200
---------------------------------------------------------------------------------------------------------------------------------
     465,000   NYC IDA (ALA Realty)                             7.000           12/01/2005           07/01/2004 c      475,393
---------------------------------------------------------------------------------------------------------------------------------
     505,000   NYC IDA (Atlantic Veal & Lamb)                   7.250           12/01/2008           03/16/2006 c      510,005
---------------------------------------------------------------------------------------------------------------------------------
     210,000   NYC IDA
               (Brooklyn Heights Montessori School)             7.500           01/01/2007           09/23/2004 c      211,342
---------------------------------------------------------------------------------------------------------------------------------
     590,000   NYC IDA (Chardan Corp.)                          6.250           11/01/2008           01/24/2006 c      585,020
---------------------------------------------------------------------------------------------------------------------------------
     235,000   NYC IDA (College of Aeronautics)                 5.500           05/01/2012           05/01/2012        244,388
---------------------------------------------------------------------------------------------------------------------------------
     550,000   NYC IDA (College of Aeronautics)                 5.500           05/01/2013           05/01/2010 b      568,546
---------------------------------------------------------------------------------------------------------------------------------
     785,000   NYC IDA (College of Mount St. Vincent)           7.000           05/01/2008           05/01/2003 b      815,065
---------------------------------------------------------------------------------------------------------------------------------
     360,000   NYC IDA (College of New Rochelle)                6.200           09/01/2010 s         09/01/2005 b      383,792
---------------------------------------------------------------------------------------------------------------------------------
     500,000   NYC IDA (College of New Rochelle)                6.300           09/01/2015 s         09/01/2005 b      525,265
---------------------------------------------------------------------------------------------------------------------------------
     525,000   NYC IDA (Comprehensive Care Management)          5.750           11/01/2008           01/23/2006 c      521,897




                   18 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   205,000   NYC IDA (Comprehensive Care Management)          5.750%         11/01/2008           01/09/2006 c $    203,780
--------------------------------------------------------------------------------------------------------------------------------
     405,000   NYC IDA (Comprehensive Care Management)          7.250          12/01/2006           01/25/2005 c      424,420
--------------------------------------------------------------------------------------------------------------------------------
     408,422   NYC IDA (Cummins Engine)                         6.500          03/01/2005           08/22/2003 c      406,699
--------------------------------------------------------------------------------------------------------------------------------
     665,000   NYC IDA (Essie Cosmetics)                        5.500          11/01/2008           01/22/2006 c      645,462
--------------------------------------------------------------------------------------------------------------------------------
     930,000   NYC IDA (Friends Seminary School)                6.250          09/15/2010           02/20/2007 c      951,901
--------------------------------------------------------------------------------------------------------------------------------
     915,000   NYC IDA (Gabrielli Truck Sales)                  7.250          12/01/2007           01/19/2006 c      935,706
--------------------------------------------------------------------------------------------------------------------------------
  24,640,000   NYC IDA (Japan Airlines)                         6.000          11/01/2015           10/13/2004 g   26,554,528
--------------------------------------------------------------------------------------------------------------------------------
     330,000   NYC IDA (Julia Gray)                             6.500          11/01/2007           07/15/2005 c      328,043
--------------------------------------------------------------------------------------------------------------------------------
     345,000   NYC IDA (Koenig Manufacturing)                   7.375          12/01/2010           06/09/2007 c      348,905
--------------------------------------------------------------------------------------------------------------------------------
   6,000,000   NYC IDA (Legal Aid)                              8.750          11/01/2033 s         11/01/2003 b    6,144,180
--------------------------------------------------------------------------------------------------------------------------------
   2,355,000   NYC IDA (Lycee Francais De New York)             5.500          06/01/2013           12/01/2012 b    2,565,419
--------------------------------------------------------------------------------------------------------------------------------
     730,000   NYC IDA (Lycee Francais De New York)             5.500          06/01/2015           12/01/2012 b      783,918
--------------------------------------------------------------------------------------------------------------------------------
   2,880,000   NYC IDA (Lycee Francais De New York)             5.500          06/01/2016           12/01/2012 b    3,069,072
--------------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYC IDA (Lycee Francais De New York)             5.500          06/01/2017           12/01/2012 b    2,118,260
--------------------------------------------------------------------------------------------------------------------------------
   3,210,000   NYC IDA (Lycee Francais De New York)             5.500          06/01/2018           12/01/2012 b    3,376,438
--------------------------------------------------------------------------------------------------------------------------------
     655,000   NYC IDA (MediSys Health Network)                 5.750          03/15/2006           11/16/2004 c      642,214
--------------------------------------------------------------------------------------------------------------------------------
     555,000   NYC IDA (Morrisons Pastry)                       5.750          11/01/2009           06/27/2005 c      512,820
--------------------------------------------------------------------------------------------------------------------------------
   4,300,000   NYC IDA (National Compressor Exchange)           6.250          11/01/2027           11/01/2007 a    4,261,773
--------------------------------------------------------------------------------------------------------------------------------
     205,000   NYC IDA (Nightingale-Bamford School)             5.850          01/15/2020 s         01/15/2005 b      209,512
--------------------------------------------------------------------------------------------------------------------------------
     100,000   NYC IDA
               (Ohel Children's Home & Family Services)         7.125          03/15/2003           03/15/2003 c      101,153
--------------------------------------------------------------------------------------------------------------------------------
   3,525,000   NYC IDA (Polytechnic University)                 6.000          11/01/2020 s         11/01/2010 b    3,680,417
--------------------------------------------------------------------------------------------------------------------------------
     525,000   NYC IDA (Precision Gear)                         5.875          11/01/2009           08/30/2006 c      500,892
--------------------------------------------------------------------------------------------------------------------------------
     445,000   NYC IDA (Precision Gear)                         5.875          11/01/2009           08/15/2006 c      424,566
--------------------------------------------------------------------------------------------------------------------------------
     155,000   NYC IDA (Precision Gear)                         6.500          11/01/2008           02/13/2006 c      154,124
--------------------------------------------------------------------------------------------------------------------------------
     320,000   NYC IDA (Promotional Slideguide)                 7.000          12/01/2005           07/06/2004 c      328,451
--------------------------------------------------------------------------------------------------------------------------------
   4,200,000   NYC IDA (Rosco, Inc.)                            6.125          06/01/2022           06/01/2007 d    4,178,580
--------------------------------------------------------------------------------------------------------------------------------
   1,155,000   NYC IDA (Showman Fabricators)                    7.125          11/01/2013           11/01/2013      1,161,064
--------------------------------------------------------------------------------------------------------------------------------
   1,770,000   NYC IDA
               (Special Needs Facilities Pooled Program)        5.950          07/01/2008           01/27/2005 c    1,709,767
--------------------------------------------------------------------------------------------------------------------------------
     105,000   NYC IDA (Streamline Plastics)                    7.125          12/01/2005           07/18/2004 c      105,580
--------------------------------------------------------------------------------------------------------------------------------
      30,000   NYC IDA (Terminal One Group Association)         5.900          01/01/2006           01/01/2006         30,914
--------------------------------------------------------------------------------------------------------------------------------
     850,000   NYC IDA (Terminal One Group Association)         6.000          01/01/2007           01/01/2004 b      876,307
--------------------------------------------------------------------------------------------------------------------------------
  52,440,000   NYC IDA (Terminal One Group Association)         6.000          01/01/2015 s         01/01/2004 b   53,854,831
--------------------------------------------------------------------------------------------------------------------------------
  12,105,000   NYC IDA (Terminal One Group Association)         6.000          01/01/2019 s         01/01/2006 b   12,420,093
--------------------------------------------------------------------------------------------------------------------------------
   2,140,000   NYC IDA (Terminal One Group Association)         6.100          01/01/2009           01/01/2006 b    2,206,190
--------------------------------------------------------------------------------------------------------------------------------
  15,015,000   NYC IDA (Terminal One Group Association)         6.125          01/01/2024           01/01/2006 b   15,429,714
--------------------------------------------------------------------------------------------------------------------------------
     770,000   NYC IDA (Ulano)                                  6.250          11/01/2006           12/15/2004 c      754,823
--------------------------------------------------------------------------------------------------------------------------------
     160,000   NYC IDA (United Nations School)                  6.050          12/01/2005           12/01/2005        173,658
--------------------------------------------------------------------------------------------------------------------------------
     170,000   NYC IDA (United Nations School)                  6.100          12/01/2006           12/01/2006        191,376
--------------------------------------------------------------------------------------------------------------------------------
     180,000   NYC IDA (United Nations School)                  6.150          12/01/2007           12/01/2007        197,249
--------------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYC IDA (USTA National Tennis Center)            6.375          11/15/2014 s         11/15/2004 b    2,216,480
--------------------------------------------------------------------------------------------------------------------------------
   1,300,000   NYC IDA (Visy Paper)                             7.550          01/01/2005           08/01/2003 c    1,300,611
 --------------------------------------------------------------------------------------------------------------------------------
   4,000,000   NYC IDA (Visy Paper)                             7.800          01/01/2016           10/04/2007 g    4,019,640
--------------------------------------------------------------------------------------------------------------------------------
     400,000   NYC IDA (World Casing Corp.)                     5.950          11/01/2007           07/09/2005 c      380,612




                   19 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                      Effective
   Principal                                                                                           Maturity   Market Value
      Amount                                                   Coupon             Maturity         (Unaudited)*     See Note 1
---------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 5,210,000   NYC IDA (YMCA of Greater NY)                     5.800%          08/01/2016 s         01/01/2009 b $  5,509,367
---------------------------------------------------------------------------------------------------------------------------------
     900,000   NYC IDA (Zeluck, Inc.)                           6.250           11/01/2011           05/02/2007 c      925,947
---------------------------------------------------------------------------------------------------------------------------------
  16,350,000   NYC IDA Special Facilities
               (JFK International Airport)                      8.000           08/01/2012           08/01/2012     10,586,952
---------------------------------------------------------------------------------------------------------------------------------
      65,000   NYC Municipal Water Finance Authority            5.125           06/15/2017 s         06/15/2007 b       68,145
---------------------------------------------------------------------------------------------------------------------------------
      30,000   NYC Municipal Water Finance Authority            5.125           06/15/2022           06/15/2008 b       30,701
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYC Municipal Water Finance Authority            5.200           06/15/2013           06/15/2007 b       11,035
---------------------------------------------------------------------------------------------------------------------------------
      15,000   NYC Municipal Water Finance Authority            5.250           06/15/2018           06/15/2008 b       15,761
---------------------------------------------------------------------------------------------------------------------------------
   5,500,000   NYC Municipal Water Finance Authority            5.350           06/15/2012           06/15/2004 b    5,826,040
---------------------------------------------------------------------------------------------------------------------------------
      25,000   NYC Municipal Water Finance Authority            5.375           06/15/2019           06/15/2004 b       25,629
---------------------------------------------------------------------------------------------------------------------------------
      95,000   NYC Municipal Water Finance Authority            5.375           06/15/2019           06/15/2004 b       99,634
---------------------------------------------------------------------------------------------------------------------------------
      20,000   NYC Municipal Water Finance Authority            5.500           06/15/2019 s         06/15/2005 b       21,100
---------------------------------------------------------------------------------------------------------------------------------
     765,000   NYC Municipal Water Finance Authority            5.500           06/15/2019 s         06/15/2005 b      807,067
---------------------------------------------------------------------------------------------------------------------------------
     150,000   NYC Municipal Water Finance Authority            5.500           06/15/2019           06/15/2004 b      158,248
---------------------------------------------------------------------------------------------------------------------------------
   5,075,000   NYC Municipal Water Finance Authority            5.500           06/15/2023 s         06/15/2005 b    5,338,037
---------------------------------------------------------------------------------------------------------------------------------
     180,000   NYC Municipal Water Finance Authority            5.500           06/15/2023 s         06/15/2004 b      187,538
---------------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYC Municipal Water Finance Authority            5.500           06/15/2023 s         06/15/2005 b    2,090,660
---------------------------------------------------------------------------------------------------------------------------------
   1,815,000   NYC Municipal Water Finance Authority            5.500           06/15/2024 s         06/15/2007 b    1,923,573
---------------------------------------------------------------------------------------------------------------------------------
      85,000   NYC Municipal Water Finance Authority            5.625           06/15/2019 s         06/15/2006 b       93,185
---------------------------------------------------------------------------------------------------------------------------------
     855,000   NYC Municipal Water Finance Authority            5.750           06/15/2013 s         12/15/2002 a      872,271
---------------------------------------------------------------------------------------------------------------------------------
      50,000   NYC Municipal Water Finance Authority            5.750           06/15/2013 s         06/15/2003 a       51,010
---------------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYC Municipal Water Finance Authority IRS        8.970 r         06/15/2009           06/15/2004 b    2,156,680
---------------------------------------------------------------------------------------------------------------------------------
  12,500,000   NYC Municipal Water Finance Authority IRS i      9.170 r         06/15/2013           06/15/2004 b   13,235,375
---------------------------------------------------------------------------------------------------------------------------------
      25,000   NYC Public Hsg. Authority                        6.000           01/01/2004           01/01/2003 b       25,833
---------------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYC TFA, Series C                                5.250           05/01/2013           05/01/2008 b    1,101,190
---------------------------------------------------------------------------------------------------------------------------------
   3,875,000   NYC TFA, Series C                                5.500           11/01/2029           05/01/2010 a    4,514,917
---------------------------------------------------------------------------------------------------------------------------------
     645,000   NYC TFA, Series C                                5.500           11/01/2029           05/01/2010 a      751,515
---------------------------------------------------------------------------------------------------------------------------------
     255,000   NYC Transit Authority MTA, Series A              5.400           01/01/2019 s         01/01/2010 b      274,864
---------------------------------------------------------------------------------------------------------------------------------
   3,500,000   NYC Trust for Cultural Resources
               (American Museum of Natural History)             5.650           04/01/2027 s         04/01/2007 b    3,767,365
---------------------------------------------------------------------------------------------------------------------------------
     750,000   NYC Trust for Cultural Resources
               (Museum of American Folk Art)                    6.000           07/01/2022 s         07/01/2010 b      823,552
---------------------------------------------------------------------------------------------------------------------------------
   2,155,000   NYC Trust for Cultural Resources
               (Museum of American Folk Art)                    6.125           07/01/2030 s         07/01/2011 b    2,373,625
---------------------------------------------------------------------------------------------------------------------------------
      45,000   NYS DA (Albany Memorial Hospital)                5.500           07/01/2010 s         07/01/2005 b       47,995
---------------------------------------------------------------------------------------------------------------------------------
     250,000   NYS DA (Augustana Lutheran Home)                 5.500           02/01/2041 s         02/01/2013 b      260,902
---------------------------------------------------------------------------------------------------------------------------------
      70,000   NYS DA (Bethel Springvale Home)                  6.000           02/01/2035 s         02/01/2006 b       76,419
---------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS DA
               (Bishop Henry B. Hucles Nursing Home)            5.625           07/01/2018 s         07/01/2008 b       31,074
---------------------------------------------------------------------------------------------------------------------------------
     100,000   NYS DA (Brooklyn Law School)                     6.375           07/01/2005           01/01/2003 b      101,431
---------------------------------------------------------------------------------------------------------------------------------
     265,000   NYS DA (Brooklyn Law School)                     6.375           07/01/2007 s         01/01/2003 b      275,441
---------------------------------------------------------------------------------------------------------------------------------
     565,000   NYS DA (Brooklyn Law School)                     6.400           07/01/2011 s         01/01/2003 b      573,046
---------------------------------------------------------------------------------------------------------------------------------
  15,000,000   NYS DA (Catholic Health Services)                6.500           07/01/2020 s         07/01/2010 b   16,531,050
---------------------------------------------------------------------------------------------------------------------------------
   1,100,000   NYS DA (Chapel Oaks)                             5.375           07/01/2017 s         07/01/2010 b    1,149,654
---------------------------------------------------------------------------------------------------------------------------------
      15,000   NYS DA (City University)                         0.000 z         07/01/2004           09/25/2003 c       14,074
---------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS DA (City University)                         0.000 z         07/01/2004           09/25/2003 c       47,118





                   20 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                      Effective
   Principal                                                                                           Maturity   Market Value
      Amount                                                   Coupon             Maturity         (Unaudited)*     See Note 1
---------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $    25,000   NYS DA (City University)                         0.000% z        07/01/2005           11/25/2003 c $     22,346
---------------------------------------------------------------------------------------------------------------------------------
  20,820,000   NYS DA (City University)                         5.000           07/01/2017           07/01/2003 b   20,984,478
---------------------------------------------------------------------------------------------------------------------------------
     160,000   NYS DA (City University)                         5.000           07/01/2020 s         07/01/2003 b      160,317
---------------------------------------------------------------------------------------------------------------------------------
     335,000   NYS DA (City University)                         5.375           07/01/2014           07/01/2005 b      367,207
---------------------------------------------------------------------------------------------------------------------------------
  11,020,000   NYS DA (City University)                         5.375           07/01/2024 s         01/01/2010 b   11,416,169
---------------------------------------------------------------------------------------------------------------------------------
   5,165,000   NYS DA (City University)                         5.375           07/01/2025 s         07/01/2007 b    5,318,659
---------------------------------------------------------------------------------------------------------------------------------
   1,180,000   NYS DA (City University)                         5.500           07/01/2012 s         07/01/2005 b    1,226,398
---------------------------------------------------------------------------------------------------------------------------------
     250,000   NYS DA (City University)                         5.500           07/01/2012           07/01/2003        260,022
---------------------------------------------------------------------------------------------------------------------------------
   1,900,000   NYS DA (City University)                         6.000           07/01/2010           07/01/2006 b    2,097,486
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS DA (City University)                         6.375           07/01/2008           07/01/2003 b       10,241
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS DA (College of Saint Rose)                   6.000           07/01/2011 s         01/01/2003 b        5,119
---------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS DA (Court Facilities)                        5.250           05/15/2021           05/15/2005 b       50,849
---------------------------------------------------------------------------------------------------------------------------------
  11,095,000   NYS DA (Court Facilities)                        5.375           05/15/2016 s         05/15/2003 b   11,402,886
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS DA (Court Facilities)                        5.500           05/15/2010           05/15/2003 b        5,139
---------------------------------------------------------------------------------------------------------------------------------
     180,000   NYS DA (Court Facilities)                        5.500           05/15/2023           05/15/2003 b      184,077
---------------------------------------------------------------------------------------------------------------------------------
   4,770,000   NYS DA (Court Facilities)                        5.625           05/15/2013 s         05/15/2003 b    4,916,057
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS DA (Court Facilities)                        5.700           05/15/2022           05/15/2003 b        5,115
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS DA (Dept. of Education)                      5.750           07/01/2021           07/01/2006 b       10,855
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS DA (Dept. of Education)                      6.125           07/01/2019 s         07/01/2006 b       10,815
---------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS DA (Dept. of Health)                         5.500           07/01/2014           07/01/2006 b       32,124
---------------------------------------------------------------------------------------------------------------------------------
      45,000   NYS DA (Dept. of Health)                         5.750           07/01/2017           07/01/2006         48,110
---------------------------------------------------------------------------------------------------------------------------------
     500,000   NYS DA (Dept. of Health)                         5.750           07/01/2017 s         07/01/2006 b      560,335
---------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS DA (Dept. of Health)                         5.900           07/01/2009           07/01/2004 b       52,891
---------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS DA (Dept. of Health)                         7.400           07/01/2004           01/01/2003 b       25,374
---------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS DA (Ellis Hospital)                          5.625           08/01/2035 s         08/01/2007 b       31,060
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS DA (Episcopal Health)                        5.700           08/01/2009           08/01/2003 b        5,223
---------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS DA (Episcopal Health)                        5.900           08/01/2020 s         08/01/2003 b       51,448
---------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS DA (Fordham University)                      5.750           07/01/2015 s         08/01/2003 b       26,967
---------------------------------------------------------------------------------------------------------------------------------
   3,835,000   NYS DA (Frances Schervier
               Home & Hospital Obligated Group)                 5.500           07/01/2017 s         07/01/2009 b    4,082,357
---------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS DA (Frances Schervier
               Home & Hospital Obligated Group)                 5.500           07/01/2027 s         07/01/2009 b       51,610
---------------------------------------------------------------------------------------------------------------------------------
  10,000,000   NYS DA (Frances Schervier
               Home & Hospital Obligated Group)                 5.500           07/01/2027 s         07/01/2009 b   10,406,700
---------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS DA (German Masonic Home)                     5.950           08/01/2026 s         08/01/2008 b       53,120
---------------------------------------------------------------------------------------------------------------------------------
   2,235,000   NYS DA (Highland Community Devel. Corp.)         5.500           07/01/2023           07/16/2008 d    2,261,373
---------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS DA (Hospital Special Surgery)                5.000           02/01/2018           02/01/2008 b       25,951
---------------------------------------------------------------------------------------------------------------------------------
      80,000   NYS DA (Jewish Geriatric)                        7.150           08/01/2014           08/01/2004 b       88,158
---------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS DA (Jewish Geriatric)                        7.350           08/01/2029           08/01/2004 b       55,123
---------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS DA (JGB Health Facilities)                   7.000           07/01/2009 s         01/01/2003 b       30,597
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS DA (John T. Mather Memorial Hospital)        5.375           07/01/2019           07/01/2008 b       10,499
---------------------------------------------------------------------------------------------------------------------------------
   3,785,000   NYS DA (KMH Homes) i                             6.950           08/01/2031           02/01/2003 b    3,902,335
---------------------------------------------------------------------------------------------------------------------------------
   1,020,000   NYS DA (L.I. University)                         5.125           09/01/2010           09/01/2010      1,144,042
---------------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA (L.I. University)                         5.250           09/01/2011           09/01/2009 b    1,139,960
---------------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYS DA (Lenox Hill Hospital)                     5.750           07/01/2017           07/01/2012 b    2,159,980




                   21 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,065,000   NYS DA (Manhattan College)                       5.000%         07/01/2008           07/01/2008   $  1,183,098
--------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS DA (Marist College)                          6.000          07/01/2022           07/01/2003 b       10,246
--------------------------------------------------------------------------------------------------------------------------------
      20,000   NYS DA (Marist College)                          7.125          07/01/2010 s         01/01/2003 b       20,298
--------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS DA (Mental Health Services Facilities)       5.250          08/15/2016           02/15/2008 b       10,511
--------------------------------------------------------------------------------------------------------------------------------
   5,060,000   NYS DA
               (Miriam Osborn Memorial Home Association)        6.875          07/01/2019 s         07/01/2010 b    5,773,662
--------------------------------------------------------------------------------------------------------------------------------
   4,750,000   NYS DA (Mount Sinai School of Medicine)          6.750          07/01/2009 s         01/01/2003 b    4,819,492
--------------------------------------------------------------------------------------------------------------------------------
   2,030,000   NYS DA (Mount Sinai School of Medicine)          6.750          07/01/2015 s         01/01/2003 b    2,059,394
--------------------------------------------------------------------------------------------------------------------------------
     885,000   NYS DA (MSH/NYU Hospital Center/
               HJDOI Obligated Group)                           6.000          07/01/2013           07/01/2011 b      923,878
--------------------------------------------------------------------------------------------------------------------------------
   3,000,000   NYS DA (MSH/NYU Hospital Center/
               HJDOI Obligated Group)                           6.000          07/01/2014           07/01/2011 b    3,107,970
--------------------------------------------------------------------------------------------------------------------------------
  15,540,000   NYS DA (MSH/NYU Hospital Center/
               HJDOI Obligated Group)                           6.500          07/01/2015           07/01/2010 b   17,291,203
--------------------------------------------------------------------------------------------------------------------------------
  11,830,000   NYS DA (MSH/NYU Hospital Center/
               HJDOI Obligated Group)                           6.500          07/01/2016           07/01/2010 b   13,092,261
--------------------------------------------------------------------------------------------------------------------------------
  12,000,000   NYS DA (MSH/NYU Hospital Center/
               HJDOI Obligated Group)                           6.500          07/01/2017           07/01/2010 b   13,209,000
--------------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS DA (MSH/NYU Hospital Center/
               HJDOI Obligated Group)                           6.625          07/01/2018           07/01/2011 b    5,509,500
--------------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS DA (MSH/NYU Hospital Center/
               HJDOI Obligated Group)                           6.625          07/01/2019           07/01/2010 b    5,481,650
--------------------------------------------------------------------------------------------------------------------------------
   1,750,000   NYS DA (MSH/NYU Hospital Center/
               HJDOI Obligated Group)                           6.750          07/01/2020           07/01/2010 b    1,922,882
--------------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS DA (Mt. Sinai/NYU Health)                    6.250          07/01/2022           02/01/2005 b    5,099,150
--------------------------------------------------------------------------------------------------------------------------------
      70,000   NYS DA (New Hope Community)                      5.700          07/01/2017 s         07/01/2005 b       71,929
--------------------------------------------------------------------------------------------------------------------------------
      15,000   NYS DA (Niagara Lutheran)                        5.450          08/01/2017           08/01/2007 b       16,068
--------------------------------------------------------------------------------------------------------------------------------
   2,395,000   NYS DA (Nottingham Retirement Community)         6.125          07/01/2025 s         07/01/2005 b    2,528,162
--------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS DA (Nursing Homes)                           5.500          07/01/2010 s         07/01/2007 b       53,018
--------------------------------------------------------------------------------------------------------------------------------
   1,375,000   NYS DA (NY Hospital Medical Center)              5.550          08/15/2029 s         08/15/2011 b    1,539,766
--------------------------------------------------------------------------------------------------------------------------------
   2,205,000   NYS DA (Nyack Hospital)                          6.000          07/01/2006           01/25/2005 c    2,056,603
--------------------------------------------------------------------------------------------------------------------------------
   2,325,000   NYS DA (Nyack Hospital)                          6.250          07/01/2013           05/10/2009 c    1,999,616
--------------------------------------------------------------------------------------------------------------------------------
     120,000   NYS DA (Our Lady of Mercy Hospital)              6.300          08/01/2032 s         02/01/2003 b      122,687
--------------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYS DA (Park Ridge Hsg.)                         6.375          08/01/2020 s         08/01/2010 b    2,204,740
--------------------------------------------------------------------------------------------------------------------------------
   1,470,000   NYS DA (Park Ridge Hsg.)                         6.500          08/01/2025 s         08/01/2010 b    1,620,219
--------------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYS DA (Personal Income Tax)w                    5.375          03/15/2022           03/15/2013      2,117,440
--------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS DA (Resurrection Rest Home
               Castleton on Hudson, NY)                         6.050          08/01/2035 s         08/01/2005 b       54,108
--------------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS DA
               (Ryan-Clinton Community Health Center)           6.100          07/01/2019 s         01/01/2010 b    5,629,450
--------------------------------------------------------------------------------------------------------------------------------
      20,000   NYS DA (Sage College)                            6.300          07/01/2011 s         01/01/2003 b       20,485
--------------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS DA (School District Financing)               5.750          10/01/2022 s         10/01/2012 b    5,553,150
--------------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS DA (St. Joseph's Hospital Health Center)     5.250          07/01/2018 s         07/01/2009 b    5,277,050
--------------------------------------------------------------------------------------------------------------------------------
   1,975,000   NYS DA (St. Vincent Depaul Residence)            5.300          07/01/2018 s         07/01/2010 b    2,048,292
--------------------------------------------------------------------------------------------------------------------------------
      95,000   NYS DA
               (St. Vincent's Hospital & Medical Center)        5.750          08/01/2015 s         08/01/2007 b      101,008
--------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS DA
               (St. Vincent's Hospital & Medical Center)        5.800          08/01/2025           08/01/2005 b       26,184





                   22 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                      Effective
   Principal                                                                                           Maturity   Market Value
      Amount                                                   Coupon             Maturity         (Unaudited)*     See Note 1
---------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $    20,000   NYS DA
               (St. Vincent's Hospital & Medical Center)        7.375%          08/01/2011           02/01/2003 b  $    20,301
---------------------------------------------------------------------------------------------------------------------------------
      40,000   NYS DA
               (St. Vincent's Hospital & Medical Center)        7.400           08/01/2030 s         02/01/2003 b       41,184
---------------------------------------------------------------------------------------------------------------------------------
   3,590,000   NYS DA
               (State University Dormitory Facilities)          5.375           07/01/2022           07/01/2012 b    3,775,388
---------------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA
               (State University Dormitory Facilities)          5.500           07/01/2020           07/01/2011 b    1,081,360
---------------------------------------------------------------------------------------------------------------------------------
   7,820,000   NYS DA
               (State University Dormitory Facilities)          5.750           07/01/2023           07/01/2011 b    8,472,579
---------------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS DA
               (State University Educational Facilities)        5.250           05/15/2018           05/15/2010 a    1,149,230
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS DA
               (State University Educational Facilities)        5.400           05/15/2023 s         05/15/2004 b       10,765
---------------------------------------------------------------------------------------------------------------------------------
   1,150,000   NYS DA
               State University Educational Facilities)         5.750           05/15/2010           05/15/2006 a    1,319,889
---------------------------------------------------------------------------------------------------------------------------------
   3,750,000   NYS DA
               (State University Educational Facilities)        6.000           05/15/2016           05/15/2010 b    4,352,887
---------------------------------------------------------------------------------------------------------------------------------
   2,225,000   NYS DA
               (State University Educational Facilities)        6.000           05/15/2017           05/15/2003 b    2,262,825
---------------------------------------------------------------------------------------------------------------------------------
     295,000   NYS DA
               (State University Educational Facilities)        6.000           05/15/2017           05/15/2003 b      301,372
---------------------------------------------------------------------------------------------------------------------------------
     155,000   NYS DA (Suffolk County Judicial Facilities)      9.250           04/15/2006 s         04/15/2003 b      166,991
---------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS DA (Suffolk County Judicial Facilities)      9.500           04/15/2014 s         04/15/2003 b       34,419
---------------------------------------------------------------------------------------------------------------------------------
   3,500,000   NYS DA (Teresian House)                          5.250           07/01/2017 s         07/01/2009 b    3,623,585
---------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS DA (United Cerebral Palsy
               Association of Nassau County)                    6.000           07/01/2007           01/01/2003 b       51,199
---------------------------------------------------------------------------------------------------------------------------------
   1,250,000   NYS DA (United Cerebral Palsy of NYC)            5.750           07/01/2018 s         07/01/2012 b    1,422,087
---------------------------------------------------------------------------------------------------------------------------------
     145,000   NYS DA (University of Rochester)                 6.500           07/01/2009 s         01/01/2003 b      145,612
---------------------------------------------------------------------------------------------------------------------------------
      20,000   NYS DA (University of Rochester)                 6.500           07/01/2009 s         01/01/2003 b       20,089
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS DA (Upstate Community Colleges)              5.250           07/01/2023           07/01/2006 b       10,158
---------------------------------------------------------------------------------------------------------------------------------
      60,000   NYS DA (Upstate Community Colleges)              5.500           07/01/2014 s         07/01/2005 b       62,288
---------------------------------------------------------------------------------------------------------------------------------
      55,000   NYS DA (Upstate Community Colleges)              5.625           07/01/2012 s         07/01/2004 b       56,290
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS DA (Upstate Community Colleges)              5.625           07/01/2014 s         07/01/2004 b       10,726
---------------------------------------------------------------------------------------------------------------------------------
   2,555,000   NYS DA (Upstate Community Colleges)              5.750           07/01/2022 s         01/01/2003 b    2,645,447
---------------------------------------------------------------------------------------------------------------------------------
      35,000   NYS DA (Upstate Community Colleges)              5.875           07/01/2016 s         07/01/2009 b       38,271
---------------------------------------------------------------------------------------------------------------------------------
      20,000   NYS DA (WHELC)                                   5.800           02/01/2028           08/01/2005 b       20,525
---------------------------------------------------------------------------------------------------------------------------------
   2,230,000   NYS DA Service Contract (CCFDP)                  5.375           04/01/2020           04/01/2012 b    2,375,284
---------------------------------------------------------------------------------------------------------------------------------
   2,350,000   NYS DA Service Contract (CCFDP)                  5.375           04/01/2021           04/01/2012 b    2,484,866
---------------------------------------------------------------------------------------------------------------------------------
     185,000   NYS EFC (Consolidated Water)                     7.150           11/01/2014 s         11/01/2004 b      188,417
---------------------------------------------------------------------------------------------------------------------------------
      85,000   NYS EFC (NYS Water Services)                     6.600           06/15/2005           06/15/2003 b       86,232
---------------------------------------------------------------------------------------------------------------------------------
     285,000   NYS EFC (NYS Water Services)                     6.700           09/15/2004           03/15/2003 b      286,308
---------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS EFC (NYS Water Services)                     6.850           03/15/2003           03/15/2003 a       25,118
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS EFC (NYS Water Services)                     6.850           09/15/2003           03/15/2003 a       10,047
---------------------------------------------------------------------------------------------------------------------------------
   2,370,000   NYS EFC (NYS Water Services)                     6.875           06/15/2010 s         06/15/2003 b    2,538,270
---------------------------------------------------------------------------------------------------------------------------------
   1,705,000   NYS EFC (NYS Water Services)                     6.875           06/15/2014 s         11/15/2004 b    1,861,860
---------------------------------------------------------------------------------------------------------------------------------
     500,000   NYS EFC (NYS Water Services)                     6.900           05/15/2015           09/29/2004 g      559,025
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS EFC (NYS Water Services)                     7.050           06/15/2004           06/15/2003 b       10,149




                   23 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                      Effective
   Principal                                                                                           Maturity   Market Value
      Amount                                                   Coupon             Maturity         (Unaudited)*     See Note 1
---------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $    15,000   NYS EFC (NYS Water Services)                     7.200%          03/15/2011 s         03/15/2003 b $     15,074
---------------------------------------------------------------------------------------------------------------------------------
     640,000   NYS EFC (NYS Water Services)                     7.250           06/15/2010 s         12/15/2002 b      649,619
---------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS EFC (NYS Water Services)                     7.500           03/15/2011 s         03/15/2003 b       30,155
---------------------------------------------------------------------------------------------------------------------------------
   1,450,000   NYS EFC (NYS Water Services)                     7.500           06/15/2012 s         06/15/2003 b    1,488,425
---------------------------------------------------------------------------------------------------------------------------------
      45,000   NYS EFC (NYS Water Services)                     7.500           06/15/2012 s         06/15/2003 b       46,548
---------------------------------------------------------------------------------------------------------------------------------
     500,000   NYS EFC (Occidental Petroleum)                   6.100           11/01/2030           11/01/2007 b      503,580
---------------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS EFC (Personal Income Tax)                    5.000           01/01/2023           01/01/2013 b    1,026,530
---------------------------------------------------------------------------------------------------------------------------------
   1,425,000   NYS EFC (Personal Income Tax)                    5.250           01/01/2022           01/01/2013 b    1,505,014
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS EFC (Spring Valley Water Co.)                5.650           11/01/2023           11/01/2005 b       10,264
---------------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS EFC (State Park Infrastructure)              5.750           03/15/2008 s         03/15/2003 b    1,019,350
---------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS EFC (State Park Infrastructure)              5.750           03/15/2013 s         03/15/2004 b       50,959
---------------------------------------------------------------------------------------------------------------------------------
     375,000   NYS EFC (State Water Revolving Fund)             6.900           11/15/2015 s         11/15/2004 b      419,644
---------------------------------------------------------------------------------------------------------------------------------
      35,000   NYS ERDA (Brooklyn Union Gas)                    5.500           01/01/2021           01/01/2008 b       36,710
---------------------------------------------------------------------------------------------------------------------------------
   4,525,000   NYS ERDA (Brooklyn Union Gas)                    5.600           06/01/2025           07/14/2003 b    4,633,826
---------------------------------------------------------------------------------------------------------------------------------
  20,830,000   NYS ERDA (Brooklyn Union Gas)                    6.750           02/01/2024           05/06/2003 b   21,575,714
---------------------------------------------------------------------------------------------------------------------------------
  12,305,000   NYS ERDA (Brooklyn Union Gas)                    6.750           02/01/2024           05/13/2003 b   12,596,382
---------------------------------------------------------------------------------------------------------------------------------
  52,000,000   NYS ERDA (Con Ed)                                4.700           06/01/2036           10/03/2005 b   52,359,840
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS ERDA (Con Ed)                                5.375           09/15/2022           09/15/2009 b        5,021
---------------------------------------------------------------------------------------------------------------------------------
      65,000   NYS ERDA (Con Ed)                                6.000           03/15/2028           03/15/2005 b       66,432
---------------------------------------------------------------------------------------------------------------------------------
     415,000   NYS ERDA (Con Ed)                                6.000           03/15/2028           03/15/2003 b      424,416
---------------------------------------------------------------------------------------------------------------------------------
     140,000   NYS ERDA (Con Ed)                                6.000           03/15/2028           03/15/2005 b      144,956
---------------------------------------------------------------------------------------------------------------------------------
   4,000,000   NYS ERDA (Con Ed)                                6.100           08/15/2020           07/01/2005 b    4,329,280
---------------------------------------------------------------------------------------------------------------------------------
  34,440,000   NYS ERDA (Con Ed)                                7.125           12/01/2029           12/01/2004 b   37,998,685
---------------------------------------------------------------------------------------------------------------------------------
     130,000   NYS ERDA (LILCO)                                 5.150           03/01/2016           03/01/2004 b      134,061
---------------------------------------------------------------------------------------------------------------------------------
   4,755,000   NYS ERDA (LILCO)                                 6.900           08/01/2022           01/21/2003 b    4,864,317
---------------------------------------------------------------------------------------------------------------------------------
   2,155,000   NYS ERDA (LILCO)                                 7.150           09/01/2019           06/15/2003 b    2,207,991
---------------------------------------------------------------------------------------------------------------------------------
  12,830,000   NYS ERDA (LILCO)                                 7.150           06/01/2020           06/15/2003 b   13,145,490
---------------------------------------------------------------------------------------------------------------------------------
   6,040,000   NYS ERDA (LILCO)                                 7.150           12/01/2020           06/15/2003 b    6,188,524
---------------------------------------------------------------------------------------------------------------------------------
     940,000   NYS ERDA (LILCO)                                 7.150           02/01/2022           06/15/2003 b      963,115
---------------------------------------------------------------------------------------------------------------------------------
  30,000,000   NYS ERDA (NIMO)                                  6.625           10/01/2013           04/01/2003 b   31,182,000
---------------------------------------------------------------------------------------------------------------------------------
      95,000   NYS ERDA (NIMO)                                  7.200           07/01/2029           07/01/2004 b      104,575
---------------------------------------------------------------------------------------------------------------------------------
  14,370,000   NYS ERDA (NYSEG)                                 5.700           12/01/2028           12/01/2003 b   14,750,518
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS ERDA (NYSEG)                                 5.950           12/01/2027           12/01/2004 b       10,299
---------------------------------------------------------------------------------------------------------------------------------
   4,000,000   NYS ERDA (NYSEG)                                 6.150           07/01/2026           07/01/2005 b    4,210,600
---------------------------------------------------------------------------------------------------------------------------------
   1,085,000   NYS ERDA (RG&E)                                  6.350           05/15/2032           05/15/2003 b    1,110,942
---------------------------------------------------------------------------------------------------------------------------------
  10,075,000   NYS ERDA (RG&E)                                  6.500           05/15/2032           05/15/2003 b   10,291,411
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS GO                                           5.000           09/15/2017           05/15/2003 b        5,265
---------------------------------------------------------------------------------------------------------------------------------
      40,000   NYS GO                                           6.600           12/01/2014           06/01/2003 b       41,221
---------------------------------------------------------------------------------------------------------------------------------
     400,000   NYS GO                                           9.875           11/15/2005           11/15/2005        488,604
---------------------------------------------------------------------------------------------------------------------------------
     114,000   NYS HFA (General Hsg.)                           6.500           11/01/2003           05/01/2003 b      115,361
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS HFA (General Hsg.)                           6.600           11/01/2005           05/01/2003 b       10,120
---------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS HFA (General Hsg.)                           6.600           11/01/2006           05/01/2003 b       30,360
---------------------------------------------------------------------------------------------------------------------------------
   1,435,000   NYS HFA (Health Facility)                        6.000           05/01/2007           05/01/2007      1,606,023
---------------------------------------------------------------------------------------------------------------------------------
     920,000   NYS HFA (HELP-Bronx Hsg.)                        8.050           11/01/2005 s         05/01/2003 b      960,020
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Hospital & Nursing Home)                5.500           11/01/2005           05/01/2003 a        5,519





                   24 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                      Effective
   Principal                                                                                           Maturity   Market Value
      Amount                                                   Coupon             Maturity         (Unaudited)*     See Note 1
---------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $     5,000   NYS HFA (Hospital & Nursing Home)                5.500 %         11/01/2012           05/01/2003 a    $   5,751
---------------------------------------------------------------------------------------------------------------------------------
      15,000   NYS HFA (Hospital & Nursing Home)                5.875           11/01/2010           05/01/2003 a       17,479
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS HFA (Hospital & Nursing Home)                5.875           11/01/2011           05/01/2003 a       11,643
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Hospital & Nursing Home)                5.900           11/01/2003           05/01/2003 a        5,187
---------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS HFA (Hospital & Nursing Home)                5.900           11/01/2005           05/01/2003 a       33,442
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Hospital & Nursing Home)                5.900           11/01/2010           05/01/2003 a        5,872
---------------------------------------------------------------------------------------------------------------------------------
      35,000   NYS HFA (Hospital & Nursing Home)                6.000           11/01/2014           05/01/2003 b       41,721
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS HFA (Hospital & Nursing Home)                6.875           11/01/2004           05/01/2003 a       10,970
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Hospital & Nursing Home)                6.875           11/01/2005           05/01/2003 a        5,718
---------------------------------------------------------------------------------------------------------------------------------
     235,000   NYS HFA (Hospital & Nursing Home)                6.875           11/01/2007           05/01/2003 a      267,942
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Hospital & Nursing Home)                6.875           11/01/2009           05/01/2003 a        6,182
---------------------------------------------------------------------------------------------------------------------------------
       3,000   NYS HFA (Hospital & Nursing Home)                6.875           11/01/2010           11/01/2003 a        3,736
---------------------------------------------------------------------------------------------------------------------------------
     590,000   NYS HFA (Hospital & Nursing Home)                7.000           11/01/2017           11/01/2003 a      741,636
---------------------------------------------------------------------------------------------------------------------------------
      70,000   NYS HFA (Meadow Manor)                           7.750           11/01/2019 s         05/01/2003 b       70,314
---------------------------------------------------------------------------------------------------------------------------------
     135,000   NYS HFA (Monroe County Health Facilities)        7.625           05/01/2005 s         05/01/2003 b      137,753
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS HFA (Multifamily Hsg.)                       0.000 z         11/01/2010           11/01/2006 b        6,692
---------------------------------------------------------------------------------------------------------------------------------
     200,000   NYS HFA (Multifamily Hsg.)                       0.000 z         11/01/2011           11/01/2006 b      126,248
---------------------------------------------------------------------------------------------------------------------------------
     440,000   NYS HFA (Multifamily Hsg.)                       0.000 z         11/01/2013           11/01/2006 b      246,268
---------------------------------------------------------------------------------------------------------------------------------
   9,730,000   NYS HFA (Multifamily Hsg.)                       0.000 z         11/01/2014           11/01/2006 b    5,110,877
---------------------------------------------------------------------------------------------------------------------------------
  14,590,000   NYS HFA (Multifamily Hsg.)                       0.000 z         11/01/2015           11/01/2006 b    7,228,616
---------------------------------------------------------------------------------------------------------------------------------
     535,000   NYS HFA (Multifamily Hsg.)                       5.850           08/15/2013 s         02/15/2005 b      547,824
---------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS HFA (Multifamily Hsg.)                       5.950           08/15/2024 s         02/15/2005 b       30,701
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Multifamily Hsg.)                       6.000           08/15/2003           08/15/2003          5,123
---------------------------------------------------------------------------------------------------------------------------------
      60,000   NYS HFA (Multifamily Hsg.)                       6.000           08/15/2027 s         02/15/2009 b       63,191
---------------------------------------------------------------------------------------------------------------------------------
   1,000,000   NYS HFA (Multifamily Hsg.)                       6.100           08/15/2016 s         08/15/2008 b    1,035,930
---------------------------------------------------------------------------------------------------------------------------------
      35,000   NYS HFA (Multifamily Hsg.)                       6.200           08/15/2012 s         02/15/2003 b       35,710
---------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS HFA (Multifamily Hsg.)                       6.250           08/15/2014 s         08/15/2004 b       10,473
---------------------------------------------------------------------------------------------------------------------------------
     150,000   NYS HFA (Multifamily Hsg.)                       6.250           08/15/2023 s         08/15/2004 b      152,502
---------------------------------------------------------------------------------------------------------------------------------
     100,000   NYS HFA (Multifamily Hsg.)                       6.250           08/15/2027 s         08/15/2008 b      105,385
---------------------------------------------------------------------------------------------------------------------------------
   4,085,000   NYS HFA (Multifamily Hsg.)                       6.350           08/15/2023 s         08/15/2004 b    4,258,367
---------------------------------------------------------------------------------------------------------------------------------
   1,025,000   NYS HFA (Multifamily Hsg.)                       6.450           08/15/2014 s         02/15/2003 b    1,046,863
---------------------------------------------------------------------------------------------------------------------------------
   1,500,000   NYS HFA (Multifamily Hsg.)                       6.500           08/15/2024 s         02/15/2003 b    1,531,605
---------------------------------------------------------------------------------------------------------------------------------
     725,000   NYS HFA (Multifamily Hsg.)                       6.625           08/15/2012           02/15/2003 b      741,044
---------------------------------------------------------------------------------------------------------------------------------
   1,620,000   NYS HFA (Multifamily Hsg.)                       6.700           08/15/2025 s         02/15/2003 b    1,655,089
---------------------------------------------------------------------------------------------------------------------------------
     350,000   NYS HFA (Multifamily Hsg.)                       6.850           11/01/2019 s         11/01/2004 b      368,676
---------------------------------------------------------------------------------------------------------------------------------
     455,000   NYS HFA (Multifamily Hsg.)                       6.900           08/15/2007 s         02/15/2003 b      465,324
---------------------------------------------------------------------------------------------------------------------------------
     185,000   NYS HFA (Multifamily Hsg.)                       6.950           08/15/2012 s         02/15/2003 b      189,031
---------------------------------------------------------------------------------------------------------------------------------
      60,000   NYS HFA (Multifamily Hsg.)                       7.000           08/15/2022           02/15/2003 b       61,286
---------------------------------------------------------------------------------------------------------------------------------
     995,000   NYS HFA (Multifamily Hsg.)                       7.000           08/15/2023 s         02/15/2003 b    1,006,403
---------------------------------------------------------------------------------------------------------------------------------
     350,000   NYS HFA (Multifamily Hsg.)                       7.050           08/15/2024 s         02/15/2003 b      357,452
---------------------------------------------------------------------------------------------------------------------------------
      15,000   NYS HFA (Multifamily Hsg.)                       7.300           11/01/2004           05/01/2003 b      15,235
---------------------------------------------------------------------------------------------------------------------------------
     389,000   NYS HFA (Multifamily Hsg.)                       7.450           11/01/2028 s         05/01/2003 b      389,657
---------------------------------------------------------------------------------------------------------------------------------
     105,000   NYS HFA (Multifamily Hsg.)                       7.450           11/01/2028 s         05/01/2003 b      105,177
---------------------------------------------------------------------------------------------------------------------------------
   2,215,000   NYS HFA (Multifamily Hsg.)                       7.750           11/01/2020 s         05/01/2003 b    2,335,629
---------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Nonprofit Hsg.)                         6.000           11/01/2012           05/01/2003 b        5,056




                   25 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                    Effective
   Principal                                                                                         Maturity   Market Value
      Amount                                                   Coupon            Maturity        (Unaudited)*     See Note 1
------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $    45,000   NYS HFA (Nonprofit Hsg.)                         6.200%         11/01/2004          05/01/2003 b   $   45,967
------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS HFA (Nonprofit Hsg.)                         6.200          11/01/2005          05/01/2003 b       10,215
------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS HFA (Nonprofit Hsg.)                         6.200          11/01/2006          05/01/2003 b       10,215
------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS HFA (Nonprofit Hsg.)                         6.200          11/01/2007          05/01/2003 b       25,536
------------------------------------------------------------------------------------------------------------------------------
      45,000   NYS HFA (Nonprofit Hsg.)                         6.200          11/01/2008          05/01/2003 b       45,964
------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS HFA (Nonprofit Hsg.)                         6.200          11/01/2009          05/01/2003 b       10,214
------------------------------------------------------------------------------------------------------------------------------
      75,000   NYS HFA (Nonprofit Hsg.)                         6.200          11/01/2011          05/01/2003 b       76,610
------------------------------------------------------------------------------------------------------------------------------
      55,000   NYS HFA (Nonprofit Hsg.)                         6.200          11/01/2012          05/01/2003 b       56,178
------------------------------------------------------------------------------------------------------------------------------
      15,000   NYS HFA (Nonprofit Hsg.)                         6.200          11/01/2013          05/01/2003 b       15,321
------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS HFA (Nonprofit Hsg.)                         6.400          11/01/2004          05/01/2003 b       30,343
------------------------------------------------------------------------------------------------------------------------------
     145,000   NYS HFA (Nonprofit Hsg.)                         6.400          11/01/2005          05/01/2003 b      146,731
------------------------------------------------------------------------------------------------------------------------------
     120,000   NYS HFA (Nonprofit Hsg.)                         6.400          11/01/2006          05/01/2003 b      121,368
------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Nonprofit Hsg.)                         6.400          11/01/2007          05/01/2003 b        5,056
------------------------------------------------------------------------------------------------------------------------------
      35,000   NYS HFA (Nonprofit Hsg.)                         6.400          11/01/2008          05/01/2003 b       35,410
------------------------------------------------------------------------------------------------------------------------------
      80,000   NYS HFA (Nonprofit Hsg.)                         6.400          11/01/2009          05/01/2003 b       81,708
------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Nonprofit Hsg.)                         6.400          11/01/2011          05/01/2003 b        5,057
------------------------------------------------------------------------------------------------------------------------------
     765,000   NYS HFA (Nonprofit Hsg.)                         6.400          11/01/2012          05/01/2003 b      774,149
------------------------------------------------------------------------------------------------------------------------------
      55,000   NYS HFA (Nonprofit Hsg.)                         6.400          11/01/2013          11/01/2003 b       57,253
------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Nonprofit Hsg.)                         6.500          11/01/2003          05/01/2003 b        5,060
------------------------------------------------------------------------------------------------------------------------------
     230,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2003          05/01/2003 b      234,819
------------------------------------------------------------------------------------------------------------------------------
      75,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2005          05/01/2003 b       76,649
------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2005          05/01/2003 b       50,600
------------------------------------------------------------------------------------------------------------------------------
      45,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2006          05/01/2003 b       45,989
------------------------------------------------------------------------------------------------------------------------------
      15,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2006          05/01/2003 b       15,180
------------------------------------------------------------------------------------------------------------------------------
     180,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2007          05/01/2003 b      183,944
------------------------------------------------------------------------------------------------------------------------------
     115,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2007          05/01/2003 b      116,375
------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2008          05/01/2003 b       25,548
------------------------------------------------------------------------------------------------------------------------------
      70,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2008          05/01/2003 b       72,485
------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2009          05/01/2003 b       10,120
------------------------------------------------------------------------------------------------------------------------------
      20,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2009          05/01/2003 b       20,438
------------------------------------------------------------------------------------------------------------------------------
      20,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2010          05/01/2003 b       20,438
------------------------------------------------------------------------------------------------------------------------------
      65,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2011          05/01/2003 b       66,425
------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2011          05/01/2003 b        5,060
------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2012          05/01/2003 b       25,539
------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS HFA (Nonprofit Hsg.)                         6.600          11/01/2013          11/01/2003 b       25,542
------------------------------------------------------------------------------------------------------------------------------
     100,000   NYS HFA (Nonprofit Hsg.)                         6.750          11/01/2004          05/01/2003 b      104,091
------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS HFA (Nonprofit Hsg.)                         6.750          11/01/2005          05/01/2003 b        5,110
------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS HFA (Nonprofit Hsg.)                         6.750          11/01/2007          05/01/2003 b       25,551
------------------------------------------------------------------------------------------------------------------------------
      15,000   NYS HFA (Nonprofit Hsg.)                         6.750          11/01/2008          05/01/2003 b       15,331
------------------------------------------------------------------------------------------------------------------------------
      85,000   NYS HFA (Nonprofit Hsg.)                         6.750          11/01/2009          05/01/2003 b       86,873
------------------------------------------------------------------------------------------------------------------------------
      45,000   NYS HFA (Nonprofit Hsg.)                         6.750          11/01/2010          05/01/2003 b       45,992
------------------------------------------------------------------------------------------------------------------------------
   1,420,000   NYS HFA (Nonprofit Hsg.)                         6.750          11/01/2011          05/01/2003 b    1,474,074
------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS HFA (Nonprofit Hsg.)                         6.750          11/01/2012          05/01/2003 b       30,653
------------------------------------------------------------------------------------------------------------------------------
      60,000   NYS HFA (Nonprofit Hsg.)                         6.750          11/01/2013          05/01/2003 b       62,946
------------------------------------------------------------------------------------------------------------------------------
      61,000   NYS HFA (Nonprofit Hsg.)                         6.875          11/01/2010          05/01/2003 b       61,802



                   26 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 1,265,000   NYS HFA (Nonprofit Hsg.)                         8.400%         11/01/2003           05/01/2003 b  $ 1,314,828
--------------------------------------------------------------------------------------------------------------------------------
   1,360,000   NYS HFA (Nonprofit Hsg.)                         8.400          11/01/2004           05/01/2003 b    1,413,570
--------------------------------------------------------------------------------------------------------------------------------
   1,480,000   NYS HFA (Nonprofit Hsg.)                         8.400          11/01/2005           05/01/2003 b    1,538,297
--------------------------------------------------------------------------------------------------------------------------------
   1,600,000   NYS HFA (Nonprofit Hsg.)                         8.400          11/01/2006           05/01/2003 b    1,663,024
--------------------------------------------------------------------------------------------------------------------------------
   1,745,000   NYS HFA (Nonprofit Hsg.)                         8.400          11/01/2007           05/01/2003 b    1,813,736
--------------------------------------------------------------------------------------------------------------------------------
   1,895,000   NYS HFA (Nonprofit Hsg.)                         8.400          11/01/2008           05/01/2003 b    1,969,644
--------------------------------------------------------------------------------------------------------------------------------
   4,000,000   NYS HFA (NYC Health Facilities)                  6.000          11/01/2006           11/01/2006      4,462,760
--------------------------------------------------------------------------------------------------------------------------------
   4,165,000   NYS HFA (NYC Health Facilities)                  6.000          05/01/2008           05/01/2006 b    4,609,989
--------------------------------------------------------------------------------------------------------------------------------
   2,000,000   NYS HFA (NYC Health Facilities)                  6.375          11/01/2004           11/01/2004      2,166,420
--------------------------------------------------------------------------------------------------------------------------------
     175,000   NYS HFA (Phillips Village)                       6.900          02/15/2004           02/15/2004        182,569
--------------------------------------------------------------------------------------------------------------------------------
      85,000   NYS HFA (Phillips Village)                       6.900          08/15/2004           08/15/2004         90,026
--------------------------------------------------------------------------------------------------------------------------------
  21,875,000   NYS HFA (Service Contract)                       5.500          09/15/2022 s         03/15/2005 b   22,397,813
--------------------------------------------------------------------------------------------------------------------------------
     160,000   NYS HFA (Service Contract)                       5.500          09/15/2022 s         03/15/2010 b      165,408
--------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS HFA (Service Contract)                       5.875          09/15/2014           09/15/2003 b       10,313
--------------------------------------------------------------------------------------------------------------------------------
  10,130,000   NYS HFA (Service Contract)                       6.000          03/15/2026 s         09/15/2006 b   10,701,940
--------------------------------------------------------------------------------------------------------------------------------
      20,000   NYS HFA (Service Contract)                       6.125          03/15/2020 s         09/15/2003 b       21,006
--------------------------------------------------------------------------------------------------------------------------------
     370,000   NYS HFA (Simeon Dewitt)                          8.000          11/01/2018 s         05/01/2003 b      379,935
--------------------------------------------------------------------------------------------------------------------------------
   2,320,000   NYS HFA, Series A                                6.100          11/01/2015 s         05/01/2008 b    2,569,980
--------------------------------------------------------------------------------------------------------------------------------
   4,745,000   NYS HFA, Series A                                6.125          11/01/2020 s         05/01/2006 b    5,262,110
--------------------------------------------------------------------------------------------------------------------------------
      35,000   NYS LGAC                                         5.000          04/01/2021 s         04/01/2005 b       35,297
--------------------------------------------------------------------------------------------------------------------------------
      45,000   NYS LGAC                                         5.375          04/01/2014           04/01/2004 b       46,788
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS LGAC                                         5.375          04/01/2014 s         04/01/2006 b        5,275
--------------------------------------------------------------------------------------------------------------------------------
   2,600,000   NYS LGAC                                         5.375          04/01/2016 s         04/01/2003 b    2,666,898
--------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS LGAC                                         5.375          04/01/2016           04/01/2007 b       27,211
--------------------------------------------------------------------------------------------------------------------------------
  11,415,000   NYS LGAC                                         5.400          04/01/2015           04/01/2007 b   12,554,902
--------------------------------------------------------------------------------------------------------------------------------
   2,250,000   NYS LGAC                                         5.500          04/01/2008           04/01/2008      2,566,170
--------------------------------------------------------------------------------------------------------------------------------
   2,965,000   NYS LGAC                                         5.500          04/01/2018 s         04/01/2003 b    3,043,513
--------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS LGAC                                         5.500          04/01/2018 s         04/01/2003 b       51,415
--------------------------------------------------------------------------------------------------------------------------------
     345,000   NYS LGAC                                         5.500          04/01/2021 s         04/01/2003 b      354,218
--------------------------------------------------------------------------------------------------------------------------------
     115,000   NYS LGAC                                         5.500          04/01/2021 s         04/01/2003 b      117,578
--------------------------------------------------------------------------------------------------------------------------------
      55,000   NYS LGAC                                         5.500          04/01/2021 s         04/01/2003 b       56,233
--------------------------------------------------------------------------------------------------------------------------------
     205,000   NYS LGAC                                         5.500          04/01/2022 s         04/01/2003 b      205,494
--------------------------------------------------------------------------------------------------------------------------------
     140,000   NYS LGAC                                         5.500          04/01/2023           04/01/2006        144,673
--------------------------------------------------------------------------------------------------------------------------------
     100,000   NYS LGAC                                         6.000          04/01/2024           04/01/2005 b      106,656
--------------------------------------------------------------------------------------------------------------------------------
     505,000   NYS LGSC (SCSB)                                  6.375          12/15/2009           10/04/2006 c      495,567
--------------------------------------------------------------------------------------------------------------------------------
     785,000   NYS Medcare (Beth Israel Medical Center)         7.125          11/01/2006           12/20/2004 c      777,283
--------------------------------------------------------------------------------------------------------------------------------
     545,000   NYS Medcare (Beth Israel Medical Center)         7.200          11/01/2014           09/12/2011 c      521,036
--------------------------------------------------------------------------------------------------------------------------------
     230,000   NYS Medcare (Beth Israel Medical Center)         7.400          11/01/2004 s         05/01/2003 b      236,279
--------------------------------------------------------------------------------------------------------------------------------
   8,545,000   NYS Medcare (Buffalo General Hospital)           6.000          08/15/2014 s         08/15/2004 b    9,243,810
--------------------------------------------------------------------------------------------------------------------------------
     120,000   NYS Medcare (Buffalo General Hospital)           6.125          08/15/2024           08/15/2006 b      130,072
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS Medcare (Central Suffolk Hospital)           5.875          11/01/2005           05/28/2004 c        5,028
--------------------------------------------------------------------------------------------------------------------------------
     800,000   NYS Medcare (Healthcare)                         6.350          11/01/2014 s         05/01/2003 b      829,360
--------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS Medcare (Hospital & Nursing Home)            5.650          08/15/2013           08/15/2005 b       52,321
--------------------------------------------------------------------------------------------------------------------------------
   1,355,000   NYS Medcare (Hospital & Nursing Home)            5.950          08/15/2009           03/18/2003 c    1,391,612
--------------------------------------------------------------------------------------------------------------------------------
      60,000   NYS Medcare (Hospital & Nursing Home)            6.100          02/15/2033 s         02/15/2003 b       61,205




                   27 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   245,000   NYS Medcare (Hospital & Nursing Home)            6.125%         02/15/2014           02/15/2004 a  $   255,209
--------------------------------------------------------------------------------------------------------------------------------
   1,440,000   NYS Medcare (Hospital & Nursing Home)            6.125          02/15/2014 s         02/15/2006 b    1,508,789
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS Medcare (Hospital & Nursing Home)            6.125          02/15/2015 s         02/15/2006 b        5,698
--------------------------------------------------------------------------------------------------------------------------------
      20,000   NYS Medcare (Hospital & Nursing Home)            6.125          02/15/2015 s         02/15/2006 b       22,007
--------------------------------------------------------------------------------------------------------------------------------
   2,550,000   NYS Medcare (Hospital & Nursing Home)            6.200          08/15/2013           02/15/2003 b    2,614,770
--------------------------------------------------------------------------------------------------------------------------------
      90,000   NYS Medcare (Hospital & Nursing Home)            6.200          08/15/2022           02/15/2003 b       93,281
--------------------------------------------------------------------------------------------------------------------------------
     385,000   NYS Medcare (Hospital & Nursing Home)            6.200          02/15/2028 s         02/15/2005 b      418,580
--------------------------------------------------------------------------------------------------------------------------------
     150,000   NYS Medcare (Hospital & Nursing Home)            6.250          08/15/2012 s         08/15/2004 a      161,898
--------------------------------------------------------------------------------------------------------------------------------
      85,000   NYS Medcare (Hospital & Nursing Home)            6.250          02/15/2015           08/15/2005 b       95,409
--------------------------------------------------------------------------------------------------------------------------------
     200,000   NYS Medcare (Hospital & Nursing Home)            6.250          02/15/2027           02/15/2004        213,258
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS Medcare (Hospital & Nursing Home)            6.550          08/15/2012           02/15/2003 b        5,130
--------------------------------------------------------------------------------------------------------------------------------
   1,240,000   NYS Medcare (Hospital & Nursing Home)            6.850          02/15/2012 s         02/15/2003 b    1,271,273
--------------------------------------------------------------------------------------------------------------------------------
   6,975,000   NYS Medcare (Hospital & Nursing Home)            6.875          02/15/2032           02/15/2003 b    7,088,135
--------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS Medcare (Hospital & Nursing Home)            7.000          08/15/2032 s         02/15/2003 b       51,318
--------------------------------------------------------------------------------------------------------------------------------
     395,000   NYS Medcare (Hospital & Nursing Home)            7.250          11/01/2003           05/01/2003 b      400,783
--------------------------------------------------------------------------------------------------------------------------------
      85,000   NYS Medcare (Hospital & Nursing Home)            7.300          08/15/2011           02/15/2003 b       86,266
--------------------------------------------------------------------------------------------------------------------------------
     315,000   NYS Medcare (Hospital & Nursing Home)            7.350          02/15/2029           02/15/2003 b      316,462
--------------------------------------------------------------------------------------------------------------------------------
     250,000   NYS Medcare (Hospital & Nursing Home)            7.350          02/15/2029           02/15/2003 b      260,400
--------------------------------------------------------------------------------------------------------------------------------
   1,825,000   NYS Medcare (Hospital & Nursing Home)            7.400          11/01/2016 s         05/01/2003 b    1,894,898
--------------------------------------------------------------------------------------------------------------------------------
   5,425,000   NYS Medcare (Hospital & Nursing Home)            7.450          08/15/2031           02/15/2003 a    5,662,073
--------------------------------------------------------------------------------------------------------------------------------
      55,000   NYS Medcare (Hospital & Nursing Home)            8.625          02/15/2006           02/15/2003 b       55,326
--------------------------------------------------------------------------------------------------------------------------------
     860,000   NYS Medcare (Hospital & Nursing Home)            9.000          02/15/2026           02/15/2003 b      886,746
--------------------------------------------------------------------------------------------------------------------------------
   2,735,000   NYS Medcare (Hospital & Nursing Home)            9.375          11/01/2016 s         11/01/2003 b    2,916,878
--------------------------------------------------------------------------------------------------------------------------------
   1,530,000   NYS Medcare (Hospital & Nursing Home)           10.000          11/01/2006 s         05/01/2003 b    1,626,849
--------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS Medcare (Insured Mtg. Nursing)               6.150          02/15/2025           02/15/2005 b       10,740
--------------------------------------------------------------------------------------------------------------------------------
   1,180,000   NYS Medcare (Insured Mtg. Nursing)               6.500          11/01/2015           05/01/2003 b    1,206,302
--------------------------------------------------------------------------------------------------------------------------------
      95,000   NYS Medcare (Long Term Health Care)              6.100          11/01/2004           05/01/2003 b       97,290
--------------------------------------------------------------------------------------------------------------------------------
     220,000   NYS Medcare (Long Term Health Care)              6.400          11/01/2014 s         05/01/2003 b      225,311
--------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS Medcare (Long Term Health Care)              6.450          11/01/2010           11/01/2003 b       51,113
--------------------------------------------------------------------------------------------------------------------------------
   1,865,000   NYS Medcare (Long Term Health Care)              6.450          11/01/2014 s         05/01/2003 b    1,910,096
--------------------------------------------------------------------------------------------------------------------------------
      45,000   NYS Medcare (Long Term Health Care)              6.700          11/01/2007           05/01/2003 b       46,106
--------------------------------------------------------------------------------------------------------------------------------
   1,150,000   NYS Medcare (Long Term Health Care)              6.800          11/01/2014 s         05/01/2003 b    1,178,187
--------------------------------------------------------------------------------------------------------------------------------
     130,000   NYS Medcare (Long Term Health Care)              7.100          11/01/2012 s         05/01/2003 b      131,903
--------------------------------------------------------------------------------------------------------------------------------
     180,000   NYS Medcare (Long Term Health Care)              7.300          11/01/2005 s         05/01/2003 b      180,914
--------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS Medcare (Long Term Health Care)              7.375          11/01/2011 s         05/01/2003 b       50,945
--------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS Medcare (Mental Health)                      5.250          02/15/2019           02/15/2006 b       10,136
--------------------------------------------------------------------------------------------------------------------------------
     105,000   NYS Medcare (Mental Health)                      5.250          02/15/2019 s         02/15/2004 b      107,958
--------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS Medcare (Mental Health)                      5.250          08/15/2023           08/15/2005 b       25,362
--------------------------------------------------------------------------------------------------------------------------------
   9,005,000   NYS Medcare (Mental Health)                      5.500          08/15/2021 s         02/15/2003 b    9,199,958
--------------------------------------------------------------------------------------------------------------------------------
      55,000   NYS Medcare (Mental Health)                      5.500          08/15/2024 s         02/15/2006 b       56,924
--------------------------------------------------------------------------------------------------------------------------------
      75,000   NYS Medcare (Mental Health)                      5.750          02/15/2014           08/15/2003         78,444
--------------------------------------------------------------------------------------------------------------------------------
     170,000   NYS Medcare (Mental Health)                      5.800          02/15/2019 s         08/15/2003 b      177,320
--------------------------------------------------------------------------------------------------------------------------------
      45,000   NYS Medcare (Mental Health)                      5.800          08/15/2022 s         02/15/2003 b       45,964
--------------------------------------------------------------------------------------------------------------------------------
     225,000   NYS Medcare (Mental Health)                      5.900          08/15/2022 s         02/15/2003 b      230,110
--------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS Medcare (Mental Health)                      6.150          08/15/2005           02/15/2003 b       25,603




                   28 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
-------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $     5,000   NYS Medcare (Mental Health)                      6.375%         08/15/2014           08/15/2004 b   $    5,505
-------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS Medcare (Mental Health)                      6.500          08/15/2024           08/15/2004 a        5,472
-------------------------------------------------------------------------------------------------------------------------------
     110,000   NYS Medcare (Mental Health)                      7.375          02/15/2014 s         02/15/2003 b      110,499
-------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS Medcare (Mental Health)                      7.400          02/15/2003           02/15/2003 b        5,036
-------------------------------------------------------------------------------------------------------------------------------
      85,000   NYS Medcare (Montefiore Medical Center)          5.700          02/15/2012           02/15/2007 b       92,990
-------------------------------------------------------------------------------------------------------------------------------
   6,120,000   NYS Medcare (Montefiore Medical Center)          5.750          02/15/2025 s         02/15/2007 b    6,576,246
-------------------------------------------------------------------------------------------------------------------------------
      45,000   NYS Medcare
               (Our Lady of Mercy Medical Center)               6.250          08/15/2015 s         02/15/2005 b       46,853
-------------------------------------------------------------------------------------------------------------------------------
      70,000   NYS Medcare (Our Lady of Victory Hospital)       6.625          11/01/2016 s         05/01/2003 b       70,991
-------------------------------------------------------------------------------------------------------------------------------
     125,000   NYS Medcare (Presbyterian Hospital)              5.375          02/15/2025           02/15/2004 b      127,254
-------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS Medcare (Presbyterian Hospital)              5.500          08/15/2024 s         02/15/2004 b       52,144
-------------------------------------------------------------------------------------------------------------------------------
      45,000   NYS Medcare (Secured Hospital)                   6.125          08/15/2013 s         02/15/2004 b       48,131
-------------------------------------------------------------------------------------------------------------------------------
      35,000   NYS Medcare (Secured Hospital)                   6.250          02/15/2024 s         02/15/2004 b       37,219
-------------------------------------------------------------------------------------------------------------------------------
     235,000   NYS Medcare (Sisters of Charity Hospital)        6.600          11/01/2007 s         05/01/2003 b      238,405
-------------------------------------------------------------------------------------------------------------------------------
     595,000   NYS Medcare (Sisters of Charity Hospital)        6.600          11/01/2010 s         05/01/2003 b      619,217
-------------------------------------------------------------------------------------------------------------------------------
   7,150,000   NYS Medcare (Sisters of Charity Hospital)        6.625          11/01/2018 s         05/01/2003 b    7,418,125
-------------------------------------------------------------------------------------------------------------------------------
     165,000   NYS Medcare (St. Luke's Hospital)                5.600          08/15/2013 s         08/15/2005 b      172,516
-------------------------------------------------------------------------------------------------------------------------------
     200,000   NYS Medcare (St. Luke's Hospital)                5.625          08/15/2018 s         08/15/2005 b      208,228
----------------------------------------------------------------------------------------- -------------------------------------
     545,000   NYS Medcare (St. Luke's Hospital)                5.625          08/15/2018           08/15/2003 b      567,421
-------------------------------------------------------------------------------------------------------------------------------
      95,000   NYS Medcare (St. Luke's Hospital)                5.700          02/15/2029 s         08/15/2003 b       98,241
-------------------------------------------------------------------------------------------------------------------------------
   2,930,000   NYS Medcare (St. Luke's Hospital)                7.500          11/01/2011 s         05/01/2003 b    3,029,620
-------------------------------------------------------------------------------------------------------------------------------
   3,100,000   NYS Muni Bond Bank Agency
               (Special Program-City of Buffalo)                6.875          03/15/2006 s         03/15/2003 b    3,202,300
-------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS Power Authority                              5.500          01/01/2010           01/01/2003 a       11,172
-------------------------------------------------------------------------------------------------------------------------------
     250,000   NYS Thruway Authority                            0.000z         01/01/2005           01/01/2005        239,320
-------------------------------------------------------------------------------------------------------------------------------
     385,000   NYS Thruway Authority                            0.000z         01/01/2006           01/01/2006        356,344
-------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS Thruway Authority                            5.125          04/01/2015 s         04/01/2005 b       32,303
-------------------------------------------------------------------------------------------------------------------------------
     675,000   NYS Thruway Authority                            5.250          01/01/2015           01/01/2008 b      727,502
-------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS Thruway Authority                            5.500          04/01/2015           04/01/2005 a       55,487
-------------------------------------------------------------------------------------------------------------------------------
      45,000   NYS Thruway Authority                            5.750          04/01/2016           04/01/2006 a       51,520
-------------------------------------------------------------------------------------------------------------------------------
   1,015,000   NYS Thruway Authority                            6.000          04/01/2011           04/01/2007 b    1,160,297
-------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS UDC (Correctional Facilities)                0.000z         01/01/2003           01/01/2003         25,000
-------------------------------------------------------------------------------------------------------------------------------
      30,000   NYS UDC (Correctional Facilities)                0.000z         01/01/2007           01/01/2007         26,679
-------------------------------------------------------------------------------------------------------------------------------
      75,000   NYS UDC (Correctional Facilities)                5.000          01/01/2017           01/01/2006 b       76,728
-------------------------------------------------------------------------------------------------------------------------------
      75,000   NYS UDC (Correctional Facilities)                5.000          01/01/2020 s         01/01/2008 b       77,390
-------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS UDC (Correctional Facilities)                5.250          01/01/2021           01/01/2006 b       25,510
-------------------------------------------------------------------------------------------------------------------------------
     100,000   NYS UDC (Correctional Facilities)                5.250          01/01/2021 s         01/01/2004 b      102,210
-------------------------------------------------------------------------------------------------------------------------------
   2,860,000   NYS UDC (Correctional Facilities)                5.375          01/01/2015           01/01/2008 b    3,010,522
-------------------------------------------------------------------------------------------------------------------------------
      10,000   NYS UDC (Correctional Facilities)                5.375          01/01/2023           01/01/2004 b       10,616
-------------------------------------------------------------------------------------------------------------------------------
  13,825,000   NYS UDC (Correctional Facilities)                5.375          01/01/2023 s         01/01/2006 b   14,676,758
-------------------------------------------------------------------------------------------------------------------------------
     100,000   NYS UDC (Correctional Facilities)                5.500          01/01/2016 s         01/01/2004 b      104,962
-------------------------------------------------------------------------------------------------------------------------------
      40,000   NYS UDC (Correctional Facilities)                5.500          01/01/2016 s         01/01/2004 b       41,603
-------------------------------------------------------------------------------------------------------------------------------
      55,000   NYS UDC (Correctional Facilities)                5.500          01/01/2016 s         01/01/2006 b       58,086
-------------------------------------------------------------------------------------------------------------------------------
      55,000   NYS UDC (Correctional Facilities)                5.500          01/01/2025           01/01/2005 a       60,554
-------------------------------------------------------------------------------------------------------------------------------
  10,000,000   NYS UDC (Correctional Facilities)                5.625          01/01/2017           01/01/2006 a   11,334,900




                   29 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 4,200,000   NYS UDC (Correctional Facilities)                5.750%         01/01/2017           01/01/2011 a  $ 4,923,156
--------------------------------------------------------------------------------------------------------------------------------
      25,000   NYS UDC (Correctional Facilities)                5.875          04/01/2007           04/01/2004 b       26,938
--------------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS UDC (Correctional Facilities)                5.875          01/01/2019           01/01/2009 a    5,890,650
--------------------------------------------------------------------------------------------------------------------------------
   5,000,000   NYS UDC (Personal Income Tax)                    5.500          03/15/2021           03/15/2013 b    5,458,700
--------------------------------------------------------------------------------------------------------------------------------
  11,900,000   NYS UDC (Senior Lien)                            5.500          07/01/2016 s         07/01/2006 b   13,254,220
--------------------------------------------------------------------------------------------------------------------------------
      35,000   NYS UDC (South Mall) CAB                         0.000 z        01/01/2003           01/01/2003         35,000
--------------------------------------------------------------------------------------------------------------------------------
     130,000   NYS UDC (South Mall) CAB                         0.000 z        01/01/2005           06/24/2004 c      120,253
--------------------------------------------------------------------------------------------------------------------------------
      50,000   NYS UDC (South Mall) CAB                         0.000 z        01/01/2005           06/24/2004 c       46,449
--------------------------------------------------------------------------------------------------------------------------------
 106,185,000   NYS UDC (South Mall) CAB                         0.000 z        01/01/2011           04/08/2008 c   69,343,052
--------------------------------------------------------------------------------------------------------------------------------
     930,000   NYS UDC (South Mall) CAB                         0.000 z        01/01/2011           04/08/2008 c      610,740
--------------------------------------------------------------------------------------------------------------------------------
     550,000   NYS UDC (South Mall) CAB                         0.000 z        01/01/2011           04/08/2008 c      361,191
--------------------------------------------------------------------------------------------------------------------------------
       5,000   NYS UDC (Subordinated Lien)                      5.500          07/01/2016           07/01/2008 b        5,263
--------------------------------------------------------------------------------------------------------------------------------
   6,000,000   NYS UDC (Subordinated Lien)                      5.500          07/01/2022 s         07/01/2008 b    6,164,460
--------------------------------------------------------------------------------------------------------------------------------
   6,630,000   NYS UDC (Subordinated Lien)                      5.600          07/01/2026 s         07/01/2008 b    6,811,198
--------------------------------------------------------------------------------------------------------------------------------
     155,000   NYS UDC, Series A                                5.500          04/01/2016 s         04/01/2006 b      171,895
--------------------------------------------------------------------------------------------------------------------------------
   1,525,000   Oneida County IDA (Bonide Products)              5.750          11/01/2007           04/08/2005 c    1,488,690
--------------------------------------------------------------------------------------------------------------------------------
   2,285,000   Oneida County IDA (Faxton Hospital)              6.625          01/01/2015 s         01/01/2010 b    2,678,363
--------------------------------------------------------------------------------------------------------------------------------
     600,000   Oneida County IDA (Presbyterian Home)            6.100          06/01/2020           06/01/2010        650,550
--------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Oneida County IDA (Presbyterian Home)            6.250          06/01/2015           06/01/2010 b    1,124,200
--------------------------------------------------------------------------------------------------------------------------------
   3,895,000   Oneida Healthcare Corp.                          5.500          02/01/2016 s         02/01/2013 b    4,184,905
--------------------------------------------------------------------------------------------------------------------------------
   1,150,000   Oneida-Herkimer SWMA                             6.600          04/01/2004           04/01/2003 b    1,186,616
--------------------------------------------------------------------------------------------------------------------------------
     155,000   Oneida-Herkimer SWMA                             6.750          04/01/2014 s         04/01/2005 b      156,924
--------------------------------------------------------------------------------------------------------------------------------
      15,000   Oneonta Hsg. Devel. Corp.                        5.450          07/01/2022 s         01/01/2006 b       15,066
--------------------------------------------------------------------------------------------------------------------------------
  15,035,000   Onondaga County IDA (Coltec Industries)          7.000          05/01/2015           10/17/2011 c   12,056,567
--------------------------------------------------------------------------------------------------------------------------------
     155,000   Onondaga County IDA (Coltec Industries)          7.250          06/01/2008 s         06/01/2003 b      157,744
--------------------------------------------------------------------------------------------------------------------------------
     365,000   Onondaga County IDA (Coltec Industries)          9.875          10/01/2010           04/01/2003 b      379,564
--------------------------------------------------------------------------------------------------------------------------------
   2,605,000   Onondaga County IDA (Le Moyne College)           5.000          12/01/2012           07/22/2010 c    2,709,643
--------------------------------------------------------------------------------------------------------------------------------
     510,000   Onondaga County IDA (Le Moyne College)           5.500          03/01/2014           03/01/2009 g      532,297
--------------------------------------------------------------------------------------------------------------------------------
   9,835,000   Onondaga County Res Rec                          6.875          05/01/2006           11/30/2004 c    8,067,847
--------------------------------------------------------------------------------------------------------------------------------
     210,000   Orange County IDA (Glen Arden)                   5.350          01/01/2007           01/01/2007        213,167
--------------------------------------------------------------------------------------------------------------------------------
     230,000   Orange County IDA (Glen Arden)                   5.400          01/01/2008           01/01/2008        232,608
--------------------------------------------------------------------------------------------------------------------------------
     295,000   Orange County IDA (Kingston Manufacturing)i      7.250          11/01/2003           05/08/2003 c      291,870
--------------------------------------------------------------------------------------------------------------------------------
      40,000   Orange County IDA (Mental Health)                6.000          05/01/2008           05/01/2006 b       44,043
--------------------------------------------------------------------------------------------------------------------------------
      60,000   Orange County IDA (Mental Health)                6.125          05/01/2016 s         05/01/2008 b       63,604
--------------------------------------------------------------------------------------------------------------------------------
   5,065,000   Orange County IDA
               (St. Luke's Cornwall Hospital Obligated Group)   6.000          12/01/2016 s         12/01/2011 b    5,701,519
--------------------------------------------------------------------------------------------------------------------------------
   1,920,000   Orange County IDA
               (St. Luke's Cornwall Hospital Obligated Group)   6.000          12/01/2016 s         12/01/2011 b    2,161,286
--------------------------------------------------------------------------------------------------------------------------------
   1,180,000   Oswego County Res Rec                            6.500          06/01/2004           05/23/2003 c    1,223,518
--------------------------------------------------------------------------------------------------------------------------------
   1,350,000   Otsego County IDA (Hartwick College)             6.000          07/01/2013           07/01/2012 b    1,485,959
--------------------------------------------------------------------------------------------------------------------------------
   1,435,000   Otsego County IDA (Hartwick College)             6.000          07/01/2014           07/01/2012 b    1,563,433
--------------------------------------------------------------------------------------------------------------------------------
   1,520,000   Otsego County IDA (Hartwick College)             6.000          07/01/2015           07/01/2012 b    1,642,193
--------------------------------------------------------------------------------------------------------------------------------
   1,610,000   Otsego County IDA (Hartwick College)             6.000          07/01/2016           07/01/2012 b    1,726,806
--------------------------------------------------------------------------------------------------------------------------------
      50,000   Philadelphia, NY GO                              7.500          12/15/2009           12/15/2009         62,603
--------------------------------------------------------------------------------------------------------------------------------
  11,515,000   Port Authority NY/NJ (Delta AirLines)            6.950          06/01/2008           06/01/2008 b   11,281,706



                   30 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $52,305,000   Port Authority NY/NJ
               (JFK International Air Terminal)                 5.750%         12/01/2022 s         12/01/2007 b  $56,285,411
--------------------------------------------------------------------------------------------------------------------------------
   7,605,000   Port Authority NY/NJ
               (JFK International Air Terminal)                 5.750          12/01/2025 s         12/01/2007 b    8,133,471
--------------------------------------------------------------------------------------------------------------------------------
  28,990,000   Port Authority NY/NJ
               (JFK International Air Terminal)                 5.900          12/01/2017 s         12/01/2007 b   32,447,637
--------------------------------------------------------------------------------------------------------------------------------
   5,955,000   Port Authority NY/NJ
               (JFK International Air Terminal)                 6.250          12/01/2010           12/01/2010      6,913,695
--------------------------------------------------------------------------------------------------------------------------------
   9,275,000   Port Authority NY/NJ (KIAC)                      6.750          10/01/2011           10/01/2008 b    9,756,836
--------------------------------------------------------------------------------------------------------------------------------
  17,665,000   Port Authority NY/NJ (KIAC)                      6.750          10/01/2019 s         10/01/2008 b   18,229,043
--------------------------------------------------------------------------------------------------------------------------------
  15,100,000   Port Authority NY/NJ (KIAC)                      7.000          10/01/2007           10/20/2005 c   16,064,286
--------------------------------------------------------------------------------------------------------------------------------
      15,000   Port Authority NY/NJ, 100th Series               5.750          12/15/2015           06/15/2005 b       16,452
--------------------------------------------------------------------------------------------------------------------------------
      25,000   Port Authority NY/NJ, 100th Series               5.750          12/15/2020           06/15/2005 b       27,062
--------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Port Authority NY/NJ, 104th Series               5.200          07/15/2017           01/15/2006 b    1,065,500
--------------------------------------------------------------------------------------------------------------------------------
   2,000,000   Port Authority NY/NJ, 105th Series               6.250          09/01/2006           03/01/2006      2,261,160
--------------------------------------------------------------------------------------------------------------------------------
     100,000   Port Authority NY/NJ, 84th Series                5.750          07/15/2014           01/15/2003 b      101,164
--------------------------------------------------------------------------------------------------------------------------------
      30,000   Port Authority NY/NJ, 84th Series                5.875          07/15/2019           01/15/2003 b       30,350
--------------------------------------------------------------------------------------------------------------------------------
     120,000   Port Authority NY/NJ, 84th Series                5.875          07/15/2020 s         01/15/2003 b      121,402
--------------------------------------------------------------------------------------------------------------------------------
     120,000   Port Authority NY/NJ, 84th Series                6.000          01/15/2028 s         01/15/2003 b      121,408
--------------------------------------------------------------------------------------------------------------------------------
      25,000   Port Authority NY/NJ, 87th Series                5.250          07/15/2016           07/15/2003 b       25,685
--------------------------------------------------------------------------------------------------------------------------------
      10,000   Port Authority NY/NJ, 87th Series                5.250          07/15/2021           07/15/2003 b       10,137
--------------------------------------------------------------------------------------------------------------------------------
      10,000   Port Authority NY/NJ, 95th Series                5.700          07/15/2007           07/15/2004 b       10,532
--------------------------------------------------------------------------------------------------------------------------------
      10,000   Port Authority NY/NJ, 95th Series                6.000          07/15/2015           07/16/2006 b       10,541
--------------------------------------------------------------------------------------------------------------------------------
       5,000   Port Authority NY/NJ, 95th Series                6.125          07/15/2022           07/15/2004 b        5,337
--------------------------------------------------------------------------------------------------------------------------------
     190,000   Port Authority NY/NJ, 95th Series                6.125          07/15/2029 s         07/15/2004 b      199,572
--------------------------------------------------------------------------------------------------------------------------------
   3,300,000   Port Authority NY/NJ, 96th Series                6.600          10/01/2023 s         10/01/2004 b    3,586,407
--------------------------------------------------------------------------------------------------------------------------------
      10,000   Port Authority NY/NJ, 97th Series                6.500          07/15/2019           01/15/2005 b       10,907
--------------------------------------------------------------------------------------------------------------------------------
     500,000   Port Chester CDC (Section 8 Hsg.), Series A      5.500          08/01/2017 s         08/01/2013 b      526,930
--------------------------------------------------------------------------------------------------------------------------------
      25,000   Port Chester IDA (Nadel Industries)              7.000          02/01/2016           02/01/2008 a       28,957
--------------------------------------------------------------------------------------------------------------------------------
   1,745,000   Poughkeepsie IDA
               (Eastman & Bixby Redevelopment Corp.)            5.900          08/01/2020           06/01/2009 g    1,871,809
--------------------------------------------------------------------------------------------------------------------------------
     870,000   Putnam County IDA (Brewster Plastics)            7.375          12/01/2008           03/15/2006 c      881,528
--------------------------------------------------------------------------------------------------------------------------------
   1,970,000   Rensselaer County Tobacco Asset
               Securitization Corp.                             5.200          06/01/2025           12/22/2008 c    1,930,324
--------------------------------------------------------------------------------------------------------------------------------
     145,000   Rensselaer Hsg. Authority (Renwyck)              7.650          01/01/2011           01/01/2003 b      149,628
--------------------------------------------------------------------------------------------------------------------------------
     765,000   Rensselaer Municipal Leasing Corp.
               (Rensselaer County Nursing Home)                 6.250          06/01/2004           06/16/2003 c      776,483
--------------------------------------------------------------------------------------------------------------------------------
      60,000   Rensselaer Municipal Leasing Corp.
               (Rensselaer County Nursing Home)                 6.900          06/01/2024           06/01/2006 b       61,217
--------------------------------------------------------------------------------------------------------------------------------
   1,700,000   Riverhead HDC (Riverpointe Apartments)           5.850          08/01/2010           10/12/2008 g    1,742,772
--------------------------------------------------------------------------------------------------------------------------------
   1,280,000   Rochester Hsg. Authority
               (Crossroads Apartments)                          7.300          07/01/2005           11/03/2003 c    1,322,022
--------------------------------------------------------------------------------------------------------------------------------
   6,000,000   Rochester Hsg. Authority
               (Crossroads Apartments)                          7.700          01/01/2017 s         12/01/2005 b    6,530,880
--------------------------------------------------------------------------------------------------------------------------------
     515,000   Rochester Hsg. Authority (Stonewood Village)     5.900          09/01/2009           12/16/2005 g      524,445
--------------------------------------------------------------------------------------------------------------------------------
     135,000   Rockland County IDA (Dominican College)          7.000          03/01/2003           03/01/2003 c      136,293
--------------------------------------------------------------------------------------------------------------------------------
  11,200,000   Rockland County Tobacco Asset
               Securitization Corp.                             5.500          08/15/2025           06/12/2012 c   11,049,472



                    31 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued


                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $   290,000   Rockland Gardens Hsg. Corp.                     10.500%         05/01/2011           05/01/2003 b   $  295,545
--------------------------------------------------------------------------------------------------------------------------------
      50,000   Rome GO                                          6.900          12/15/2007           12/15/2003 b       53,671
--------------------------------------------------------------------------------------------------------------------------------
     270,000   Rome Hsg. Corp.                                  7.000          01/01/2026 s         01/01/2003 b      275,751
--------------------------------------------------------------------------------------------------------------------------------
     225,000   Roxbury CSD GO                                   6.400          06/15/2010           06/15/2005 b      242,827
--------------------------------------------------------------------------------------------------------------------------------
     235,000   Roxbury CSD GO                                   6.400          06/15/2011           06/15/2005 b      252,268
--------------------------------------------------------------------------------------------------------------------------------
   1,010,000   Saratoga County IDA (Saratoga Sheraton)          6.750          12/31/2007           08/15/2004 c    1,001,132
--------------------------------------------------------------------------------------------------------------------------------
   4,918,000   Schenectady GO i                                 4.900          12/30/2003           12/30/2003      4,919,180
--------------------------------------------------------------------------------------------------------------------------------
   9,500,000   Schenectady GO i                                 4.900          12/30/2003           12/30/2003      9,502,280
--------------------------------------------------------------------------------------------------------------------------------
     220,000   Schuyler County IDA (Cargill)                    7.900          04/01/2007           03/01/2003 b      224,950
--------------------------------------------------------------------------------------------------------------------------------
      25,000   Scotia GO                                        6.100          01/15/2012           07/15/2003 b       26,107
--------------------------------------------------------------------------------------------------------------------------------
   8,745,000   SONYMA, Series 24                                6.050          04/01/2020 s         07/01/2010 b    9,443,900
--------------------------------------------------------------------------------------------------------------------------------
      30,000   SONYMA, Series 27                                5.650          04/01/2015 s         10/01/2005 b       30,833
--------------------------------------------------------------------------------------------------------------------------------
   3,600,000   SONYMA, Series 27                                5.800          10/01/2020 s         04/01/2010 b    3,829,248
--------------------------------------------------------------------------------------------------------------------------------
     130,000   SONYMA, Series 27                                5.875          04/01/2030 s         04/01/2010 b      138,012
--------------------------------------------------------------------------------------------------------------------------------
   8,125,000   SONYMA, Series 29                                5.400          10/01/2022 s         10/01/2010 b    8,430,338
--------------------------------------------------------------------------------------------------------------------------------
      50,000   SONYMA, Series 29-A                              6.100          10/01/2015           04/01/2006 b       53,005
--------------------------------------------------------------------------------------------------------------------------------
      75,000   SONYMA, Series 29-B                              6.450          04/01/2015 s         03/01/2003 b       76,696
--------------------------------------------------------------------------------------------------------------------------------
   5,535,000   SONYMA, Series 29-C                              5.600          04/01/2015 s         03/01/2006 b    5,708,412
--------------------------------------------------------------------------------------------------------------------------------
     115,000   SONYMA, Series 30-B                              6.000          04/01/2019           03/22/2003 c      117,405
--------------------------------------------------------------------------------------------------------------------------------
     130,000   SONYMA, Series 30-C                              5.500          04/01/2019 s         10/01/2003 b      132,365
--------------------------------------------------------------------------------------------------------------------------------
     140,000   SONYMA, Series 30-C                              5.850          10/01/2025 s         10/01/2005 b      143,175
--------------------------------------------------------------------------------------------------------------------------------
      10,000   SONYMA, Series 30-C2                             5.800          10/01/2025           02/01/2006 b       10,239
--------------------------------------------------------------------------------------------------------------------------------
      10,000   SONYMA, Series 34                                5.550          09/30/2025 s         03/01/2006 b       10,176
--------------------------------------------------------------------------------------------------------------------------------
     230,000   SONYMA, Series 36-A                              6.125          10/01/2020           03/22/2003 c      232,091
--------------------------------------------------------------------------------------------------------------------------------
      20,000   SONYMA, Series 37-A                              5.750          04/01/2005           06/06/2004 b       21,357
--------------------------------------------------------------------------------------------------------------------------------
      30,000   SONYMA, Series 37-A                              6.375          10/01/2014 s         06/06/2004 b       31,316
--------------------------------------------------------------------------------------------------------------------------------
     165,000   SONYMA, Series 37-A                              6.450          10/01/2017           06/06/2005        172,220
--------------------------------------------------------------------------------------------------------------------------------
     100,000   SONYMA, Series 39                                5.750          10/01/2010 s         04/01/2006 b      104,031
--------------------------------------------------------------------------------------------------------------------------------
     260,000   SONYMA, Series 39                                6.000          10/01/2017 s         04/01/2006 b      269,409
--------------------------------------------------------------------------------------------------------------------------------
     105,000   SONYMA, Series 40-B                              6.200          04/01/2021 s         08/01/2004 b      107,838
--------------------------------------------------------------------------------------------------------------------------------
     595,000   SONYMA, Series 40-B                              6.400          10/01/2012 s         08/01/2004 b      617,949
--------------------------------------------------------------------------------------------------------------------------------
     125,000   SONYMA, Series 41-B                              6.250          10/01/2014 s         08/01/2006 b      130,601
--------------------------------------------------------------------------------------------------------------------------------
      50,000   SONYMA, Series 43                                6.100          04/01/2009           09/01/2004 b       52,804
--------------------------------------------------------------------------------------------------------------------------------
      25,000   SONYMA, Series 43                                6.100          10/01/2009           09/01/2004 b       26,375
--------------------------------------------------------------------------------------------------------------------------------
     385,000   SONYMA, Series 43                                6.450          10/01/2017 s         09/01/2004 b      403,288
--------------------------------------------------------------------------------------------------------------------------------
     950,000   SONYMA, Series 43                                6.450          10/01/2017 s         09/01/2004 b      995,600
--------------------------------------------------------------------------------------------------------------------------------
     225,000   SONYMA, Series 46                                6.500          04/01/2013 s         03/28/2007 b      237,299
--------------------------------------------------------------------------------------------------------------------------------
      65,000   SONYMA, Series 47                                6.375          10/01/2017 s         03/28/2007 b       68,513
--------------------------------------------------------------------------------------------------------------------------------
      50,000   SONYMA, Series 48                                6.000          04/01/2013           06/29/2007 b       52,498
--------------------------------------------------------------------------------------------------------------------------------
      20,000   SONYMA, Series 48                                6.000          04/01/2013 s         06/29/2007 b       20,999
--------------------------------------------------------------------------------------------------------------------------------
      95,000   SONYMA, Series 48                                6.050          04/01/2017 s         06/29/2007 b       99,334
--------------------------------------------------------------------------------------------------------------------------------
     150,000   SONYMA, Series 48                                6.100          04/01/2025 s         06/29/2007 b      156,773
--------------------------------------------------------------------------------------------------------------------------------
     125,000   SONYMA, Series 48                                6.100          04/01/2025 s         06/29/2007 b      130,644
--------------------------------------------------------------------------------------------------------------------------------
     510,000   SONYMA, Series 50                                6.250          04/01/2010           09/13/2007 b      527,519
--------------------------------------------------------------------------------------------------------------------------------
      95,000   SONYMA, Series 51                                6.400          10/01/2017 s         09/13/2007 b       99,088



                   32 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $ 3,390,000   SONYMA, Series 52                                6.100%         04/01/2026 s         01/04/2008 b  $ 3,558,381
--------------------------------------------------------------------------------------------------------------------------------
      50,000   SONYMA, Series 52                                6.100          04/01/2026 s         01/04/2006 b       52,570
--------------------------------------------------------------------------------------------------------------------------------
      50,000   SONYMA, Series 53                                5.750          10/01/2011 s         01/04/2008 b       53,066
--------------------------------------------------------------------------------------------------------------------------------
     365,000   SONYMA, Series 54                                6.100          10/01/2015           04/01/2006 b      386,937
--------------------------------------------------------------------------------------------------------------------------------
      35,000   SONYMA, Series 54                                6.200          10/01/2026 s         04/01/2008 b       38,782
--------------------------------------------------------------------------------------------------------------------------------
      25,000   SONYMA, Series 54                                6.200          10/01/2026 s         04/01/2008 b       27,701
--------------------------------------------------------------------------------------------------------------------------------
      50,000   SONYMA, Series 55                                5.950          10/01/2017 s         04/01/2006 b       52,581
--------------------------------------------------------------------------------------------------------------------------------
     135,000   SONYMA, Series 56                                5.875          10/01/2019 s         07/01/2008 b      138,384
--------------------------------------------------------------------------------------------------------------------------------
      80,000   SONYMA, Series 56                                6.500          10/01/2026 s         07/01/2008 b       85,235
--------------------------------------------------------------------------------------------------------------------------------
      75,000   SONYMA, Series 60                                6.000          10/01/2022 s         01/01/2009 b       79,509
--------------------------------------------------------------------------------------------------------------------------------
   5,345,000   SONYMA, Series 60                                6.050          04/01/2026           01/01/2009 b    5,649,131
--------------------------------------------------------------------------------------------------------------------------------
     100,000   SONYMA, Series 63                                6.000          04/01/2017 s         04/01/2009 b      106,031
--------------------------------------------------------------------------------------------------------------------------------
      50,000   SONYMA, Series 64                                5.900          10/01/2027 s         04/01/2009 b       52,832
--------------------------------------------------------------------------------------------------------------------------------
     100,000   SONYMA, Series 67                                5.600          10/01/2014 s         09/01/2009 b      105,536
--------------------------------------------------------------------------------------------------------------------------------
   1,000,000   SONYMA, Series 67                                5.700          10/01/2017 s         09/01/2007 b    1,088,370
--------------------------------------------------------------------------------------------------------------------------------
      95,000   SONYMA, Series 67                                5.800          10/01/2028 s         09/01/2009 b      103,346
--------------------------------------------------------------------------------------------------------------------------------
     570,000   SONYMA, Series 70                                5.375          10/01/2017 s         03/01/2010 b      596,454
--------------------------------------------------------------------------------------------------------------------------------
     380,000   SONYMA, Series 73-B                              5.450          10/01/2024 s         09/30/2009 b      400,695
--------------------------------------------------------------------------------------------------------------------------------
   1,025,000   SONYMA, Series 78-B                              5.900          10/01/2015           11/23/2009 b    1,120,879
--------------------------------------------------------------------------------------------------------------------------------
      75,000   SONYMA, Series 80                                5.100          10/01/2017 s         03/01/2009 b       78,332
--------------------------------------------------------------------------------------------------------------------------------
   5,000,000   SONYMA, Series 82                                5.550          10/01/2019 s         10/01/2009 b    5,222,150
--------------------------------------------------------------------------------------------------------------------------------
  25,000,000   SONYMA, Series 83                                5.450          04/01/2018 s         10/01/2009 b   26,226,500
--------------------------------------------------------------------------------------------------------------------------------
     120,000   SONYMA, Series 84                                5.900          04/01/2022 s         09/01/2009 b      130,523
--------------------------------------------------------------------------------------------------------------------------------
   3,745,000   SONYMA, Series 84                                5.950          04/01/2030 s         09/01/2009 b    3,975,243
--------------------------------------------------------------------------------------------------------------------------------
   4,250,000   SONYMA, Series 86                                5.950          10/01/2020 s         09/01/2009 b    4,673,853
--------------------------------------------------------------------------------------------------------------------------------
   2,785,000   SONYMA, Series 90                                5.750          10/01/2021           01/20/2004 c    2,892,362
--------------------------------------------------------------------------------------------------------------------------------
  19,980,000   SONYMA, Series 94                                5.900          10/01/2030 s         04/01/2010 b   21,115,264
--------------------------------------------------------------------------------------------------------------------------------
   2,000,000   SONYMA, Series 95                                5.500          10/01/2017 s         04/01/2010 b    2,128,140
--------------------------------------------------------------------------------------------------------------------------------
   6,100,000   SONYMA, Series 97                                5.400          10/01/2021 s         04/01/2011 b    6,354,004
--------------------------------------------------------------------------------------------------------------------------------
     100,000   Springville HDC (Springbrook)                    5.950          01/01/2010           07/29/2006 c      103,754
--------------------------------------------------------------------------------------------------------------------------------
     940,000   St. Casimer's EHC                                7.375          09/01/2010 s         03/01/2003 b      966,320
--------------------------------------------------------------------------------------------------------------------------------
     755,000   St. Lawrence IDA (PACES)                         5.875          06/30/2007           03/03/2005 c      744,068
--------------------------------------------------------------------------------------------------------------------------------
      35,000   Suffolk County GO                                5.000          10/15/2020           10/15/2005 b       35,511
--------------------------------------------------------------------------------------------------------------------------------
     865,000   Suffolk County IDA (ACLD)                        5.750          03/01/2006           03/26/2004 c      843,513
--------------------------------------------------------------------------------------------------------------------------------
     985,000   Suffolk County IDA (ALIA - CCDRCA)               7.000          06/01/2016           10/11/2010 c      999,214
--------------------------------------------------------------------------------------------------------------------------------
   1,185,000   Suffolk County IDA (ALIA - FREE)                 7.000          06/01/2016           10/11/2010 c    1,188,887
--------------------------------------------------------------------------------------------------------------------------------
     560,000   Suffolk County IDA (ALIA - WORCA)                7.000          06/01/2016           10/11/2010 c      561,837
--------------------------------------------------------------------------------------------------------------------------------
      25,000   Suffolk County IDA (Dowling College)             6.400          12/01/2005           12/01/2005         25,735
--------------------------------------------------------------------------------------------------------------------------------
     240,000   Suffolk County IDA (Dowling College)             6.500          12/01/2006           12/01/2006        245,839
--------------------------------------------------------------------------------------------------------------------------------
      50,000   Suffolk County IDA (Dowling College)             6.625          06/01/2024           12/29/2016 c       46,216
--------------------------------------------------------------------------------------------------------------------------------
   1,595,000   Suffolk County IDA
               (Huntington First Aid Squad)                     6.025          11/01/2008           01/25/2006 c    1,571,538
--------------------------------------------------------------------------------------------------------------------------------
     290,000   Suffolk County IDA
               (Mattituck-Laurel Library)                       6.000          09/01/2019 s         09/01/2010 b      333,515
--------------------------------------------------------------------------------------------------------------------------------
     470,000   Suffolk County IDA (Rimland Facilities)i         3.188 v        12/01/2004           06/01/2003 b      469,201
--------------------------------------------------------------------------------------------------------------------------------
     100,000   Suffolk County Water Authority                   5.750          06/01/2010           06/01/2003 b      102,375



                   33 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                    Coupon           Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $    30,000   Sullivan County GO                               5.100%         03/15/2011           03/15/2004 b  $    31,520
--------------------------------------------------------------------------------------------------------------------------------
   2,040,000   Sunnybrook EHC                                  11.250          12/01/2014 s         04/01/2003 b    2,177,618
--------------------------------------------------------------------------------------------------------------------------------
      40,000   Syracuse GO                                      6.000          02/01/2014 s         02/01/2004 b       42,639
--------------------------------------------------------------------------------------------------------------------------------
   2,815,000   Syracuse IDA (Crouse Irving Health Hospital) i   5.125          01/01/2009           03/15/2006 c    1,575,584
--------------------------------------------------------------------------------------------------------------------------------
   1,075,000   Syracuse SCHC (East Hill Village Apartments)     6.125          11/01/2010           01/09/2007 c    1,116,377
--------------------------------------------------------------------------------------------------------------------------------
     245,000   Tompkins County IDA (Kendall at Ithaca)          7.875          06/01/2015 s         06/01/2005 b      251,044
--------------------------------------------------------------------------------------------------------------------------------
     295,000   Tompkins Healthcare Corp.
               (Reconstruction Home)                           10.800          02/01/2028 s         02/01/2005 b      344,740
--------------------------------------------------------------------------------------------------------------------------------
   2,935,000   Tonawanda HDC (Tonawanda Towers)                 6.150          10/01/2011           08/22/2007 g    3,059,532
--------------------------------------------------------------------------------------------------------------------------------
  15,000,000   Triborough Bridge & Tunnel Authority             5.500          01/01/2017           11/18/2014 c   17,246,100
--------------------------------------------------------------------------------------------------------------------------------
  46,675,000   TSASC, Inc. (TFABs)                              5.500          07/15/2024           10/22/2011 c   46,759,482
--------------------------------------------------------------------------------------------------------------------------------
   3,500,000   TSASC, Inc. (TFABs)                              5.900          07/15/2017           07/15/2010 b    3,676,680
--------------------------------------------------------------------------------------------------------------------------------
   3,200,000   TSASC, Inc. (TFABs)                              6.000          07/15/2019 s         07/15/2009 b    3,375,232
--------------------------------------------------------------------------------------------------------------------------------
   4,170,000   TSASC, Inc. (TFABs)                              6.000          07/15/2019           07/15/2010 b    4,398,349
--------------------------------------------------------------------------------------------------------------------------------
   3,525,000   TSASC, Inc. (TFABs)                              6.000          07/15/2020           07/15/2010 b    3,695,575
--------------------------------------------------------------------------------------------------------------------------------
   2,015,000   TSASC, Inc. (TFABs)                              6.000          07/15/2020 s         07/15/2010 b    2,112,506
--------------------------------------------------------------------------------------------------------------------------------
   2,030,000   TSASC, Inc. (TFABs)                              6.000          07/15/2021 s         07/15/2010 b    2,115,402
--------------------------------------------------------------------------------------------------------------------------------
  44,725,000   TSASC, Inc. (TFABs)                              6.250          07/15/2027 s         07/15/2009 b   46,953,647
--------------------------------------------------------------------------------------------------------------------------------
  17,715,000   TSASC, Inc. (TFABs)                              6.250          07/15/2034 s         07/15/2010 b   18,542,113
--------------------------------------------------------------------------------------------------------------------------------
  54,090,000   TSASC, Inc. (TFABs)                              6.375          07/15/2039 s         07/15/2009 b   57,028,169
--------------------------------------------------------------------------------------------------------------------------------
      80,000   Tupper Lake HDC                                  8.125          10/01/2010           10/01/2003 b       80,578
--------------------------------------------------------------------------------------------------------------------------------
   1,005,000   Ulster County IDA (Benedictine Hospital)         6.050          06/01/2005           12/29/2003 c      990,900
--------------------------------------------------------------------------------------------------------------------------------
     630,000   Ulster County Tobacco Asset
               Securitization Corp.                             6.000          06/01/2040 s         06/01/2012 b      649,373
--------------------------------------------------------------------------------------------------------------------------------
  10,235,000   Ulster County Tobacco Asset
               Securitization Corp.                             6.750          06/01/2030 s         06/01/2011 b   11,162,803
--------------------------------------------------------------------------------------------------------------------------------
     280,000   Union Hsg. Authority (Methodist Homes)           6.800          11/01/2004           11/24/2003 c      283,998
--------------------------------------------------------------------------------------------------------------------------------
   2,050,000   United Nations Devel. Corp., Series B            5.300          07/01/2010           01/01/2003 b    2,052,891
--------------------------------------------------------------------------------------------------------------------------------
      25,000   United Nations Devel. Corp., Series B            5.300          07/01/2011           07/01/2003 b       25,031
--------------------------------------------------------------------------------------------------------------------------------
     100,000   United Nations Devel. Corp., Series C            5.500          07/01/2017 s         01/01/2003 b      101,180
--------------------------------------------------------------------------------------------------------------------------------
      15,000   Upper Mohawk Valley Regional
               Water Finance Authority                          5.125          10/01/2016           10/01/2007 b       16,236
--------------------------------------------------------------------------------------------------------------------------------
     295,000   Utica GO                                         6.200          01/15/2014           01/15/2010 b      326,179
--------------------------------------------------------------------------------------------------------------------------------
     320,000   Utica GO                                         6.250          01/15/2015           01/15/2010 b      353,050
--------------------------------------------------------------------------------------------------------------------------------
     315,000   Utica IDA (Utica College Civic Facility)         5.300          08/01/2008           11/30/2004 c      317,177
--------------------------------------------------------------------------------------------------------------------------------
   2,155,000   Utica IDA (Utica College Civic Facility)         6.375          12/01/2011           09/23/2008 c    2,151,961
--------------------------------------------------------------------------------------------------------------------------------
      90,000   Utica SCHC (Steinhorst Apartments)               6.500          04/15/2008           03/11/2005 g       95,881
--------------------------------------------------------------------------------------------------------------------------------
      50,000   Westchester County GO                            6.850          11/15/2014           11/15/2004 b       55,223
--------------------------------------------------------------------------------------------------------------------------------
     300,000   Westchester County IDA
              (Beth Abraham Hospital)                           7.250          12/01/2009           11/03/2006 c      311,118
--------------------------------------------------------------------------------------------------------------------------------
     245,000   Westchester County IDA (JDAM)                    6.250          04/01/2005           10/26/2003 c      249,915
--------------------------------------------------------------------------------------------------------------------------------
      70,000   Westchester County IDA (JDAM)                    6.500          04/01/2009 s         04/01/2006 b       72,253
--------------------------------------------------------------------------------------------------------------------------------
   1,130,000   Westchester County IDA (JDAM)                    6.750          04/01/2016 s         04/01/2006 b    1,197,280
--------------------------------------------------------------------------------------------------------------------------------
   2,370,000   Westchester County IDA
               (Rippowam-Cisqua School)                         5.750          06/01/2029           09/04/2010 g    2,424,581
--------------------------------------------------------------------------------------------------------------------------------
     330,000   Westchester County IDA
               (Westchester Airport)                            5.950          08/01/2024 s         08/01/2003 b      333,762




                   34 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 New York Continued
 $13,000,000   Westchester County Tobacco Asset
               Securitization Corp.                             6.750%         07/15/2029 s         07/15/2010 b  $14,132,300
--------------------------------------------------------------------------------------------------------------------------------
     260,000   Yonkers IDA (Community Devel. Properties)        6.250          02/01/2016           11/11/2010 g      279,859
--------------------------------------------------------------------------------------------------------------------------------
   3,140,000   Yonkers IDA (Community Devel. Properties)        6.625          02/01/2026 s         02/01/2011 b    3,361,496
--------------------------------------------------------------------------------------------------------------------------------
   1,135,000   Yonkers IDA (Hudson Scenic Studio)               5.875          11/01/2007           07/03/2005 c    1,095,491
--------------------------------------------------------------------------------------------------------------------------------
     145,000   Yonkers IDA (Philipsburgh Hall Associates)       6.750          11/01/2008           02/08/2006 c      146,301
--------------------------------------------------------------------------------------------------------------------------------
   2,880,000   Yonkers IDA (St. John's Riverside Hospital)      6.800          07/01/2016           10/07/2009 g    2,898,000
--------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Yonkers IDA (St. Joseph's Hospital), Series 98-B 5.900          03/01/2008           03/01/2006 c      926,260
                                                                                                                ----------------
                                                                                                                2,567,690,772

--------------------------------------------------------------------------------------------------------------------------------
 Other States--1.3%
   3,000,000   Brazos River Authority, TX
               (TXU Energy Company)                             4.900          05/01/2029           05/01/2003 d    2,975,190
--------------------------------------------------------------------------------------------------------------------------------
  20,715,000   Lake Charles, LA Harbor & Terminal
               District Port Facilities (Duke Energy Corp.)     7.750          08/15/2022           02/15/2003 b   21,659,604
--------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Lawrenceburg, IN Pollution Control
               (Indiana Michigan Power Company)                 7.000          04/01/2015           04/01/2003 b    1,021,930
--------------------------------------------------------------------------------------------------------------------------------
   1,700,000   McMinn County, TN IDB Pollution Control
               (Calhoun Newsprint)                              7.625          03/01/2016           03/01/2003 b    1,696,243
--------------------------------------------------------------------------------------------------------------------------------
   8,165,000   ME Finance Authority (Great Northern Paper)      7.750          10/01/2022           04/01/2003 b    8,176,676
--------------------------------------------------------------------------------------------------------------------------------
     565,000   NV Hsg. Division (Campaige Place)                5.450          10/01/2018 s         10/01/2008 b      579,735
--------------------------------------------------------------------------------------------------------------------------------
     150,000   NH HE&H Facilities Authority
               (Elliot Hospital of Manchester)                  6.250          10/01/2021 s         04/01/2003 b      152,047
--------------------------------------------------------------------------------------------------------------------------------
   2,000,000   NJ EDA (Jersey Central Power & Light)            7.100          07/01/2015           01/01/2003 b    2,094,000
--------------------------------------------------------------------------------------------------------------------------------
      10,000   Pulaski County, AR (Arkansas Children's
               Hospital)                                        6.100          03/01/2013 s         03/01/2005 b       10,181
--------------------------------------------------------------------------------------------------------------------------------
   1,950,000   St. Charles Parish, LA
               (Louisiana Power & Light Company)                7.500          06/01/2021           06/01/2003 b    1,979,153
                                                                                                                ----------------
                                                                                                                   40,344,759

--------------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions--14.8%
     310,000   Guam Airport Authority, Series A                 6.500          10/01/2023 s         10/01/2003 b      316,439
--------------------------------------------------------------------------------------------------------------------------------
  11,790,000   Guam Airport Authority, Series B                 6.400          10/01/2005           10/01/2003 g   12,175,297
--------------------------------------------------------------------------------------------------------------------------------
  15,975,000   Guam Airport Authority, Series B                 6.600          10/01/2010 s         10/01/2003 b   16,462,876
--------------------------------------------------------------------------------------------------------------------------------
  49,650,000   Guam Airport Authority, Series B                 6.700          10/01/2023 s         10/01/2003 b   51,601,741
--------------------------------------------------------------------------------------------------------------------------------
     925,000   Guam EDA (TASC)                                  5.000          05/15/2022           11/22/2004 c      935,351
--------------------------------------------------------------------------------------------------------------------------------
   1,950,000   Guam EDA (TASC)                                  5.400          05/15/2031           07/14/2010 c    1,998,009
--------------------------------------------------------------------------------------------------------------------------------
   7,225,000   Guam GO, Series A                                5.375          11/15/2013 s         12/23/2011 c    7,218,642
--------------------------------------------------------------------------------------------------------------------------------
   3,630,000   Guam GO, Series A                                5.700          09/01/2003           03/01/2003 b    3,629,927
--------------------------------------------------------------------------------------------------------------------------------
   5,250,000   Guam GO, Series A                                5.750          09/01/2004           03/01/2003 b    5,249,422
--------------------------------------------------------------------------------------------------------------------------------
   4,530,000   Guam GO, Series A                                5.900          09/01/2005           03/01/2003 b    4,529,003
--------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Guam GO, Series A                                6.000          09/01/2006           03/01/2003 b      999,880
--------------------------------------------------------------------------------------------------------------------------------
      85,000   Northern Mariana Islands, Series A               6.000          06/01/2014 s         06/01/2010 b       92,608
--------------------------------------------------------------------------------------------------------------------------------
   3,000,000   Northern Mariana Islands, Series A               6.000          06/01/2020 s         06/01/2010 b    3,179,100
--------------------------------------------------------------------------------------------------------------------------------
 110,910,000   Puerto Rico Children's Trust Fund (TASC)         5.375          05/15/2033 s         10/01/2011 c  108,786,073
--------------------------------------------------------------------------------------------------------------------------------
      30,000   Puerto Rico Children's Trust Fund (TASC)         5.750          07/01/2020 s         04/24/2007 c       33,652
--------------------------------------------------------------------------------------------------------------------------------
     740,000   Puerto Rico Children's Trust Fund (TASC)         6.000          07/01/2026 s         07/01/2010 b      881,266
--------------------------------------------------------------------------------------------------------------------------------
     718,095   Puerto Rico Dept. of Corrections
               Furniture Lease i,u                              7.000          04/25/2004           05/07/2003 c      717,506




                   35 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions Continued
 $   170,000   Puerto Rico Electric Power Authority             5.250%         07/01/2021 s         07/01/2005 b  $   176,217
--------------------------------------------------------------------------------------------------------------------------------
      30,000   Puerto Rico Electric Power Authority             5.250          07/01/2021           07/01/2005 b       30,679
--------------------------------------------------------------------------------------------------------------------------------
   1,425,000   Puerto Rico Electric Power Authority             5.500          07/01/2010           07/01/2005 b    1,572,587
--------------------------------------------------------------------------------------------------------------------------------
      35,000   Puerto Rico Electric Power Authority             5.500          07/01/2016 s         07/01/2005 b       37,290
--------------------------------------------------------------------------------------------------------------------------------
      50,000   Puerto Rico Electric Power Authority             5.500          07/01/2020 s         07/01/2004 b       53,190
--------------------------------------------------------------------------------------------------------------------------------
      75,000   Puerto Rico Electric Power Authority             5.500          07/01/2025 s         07/01/2005 b       78,350
--------------------------------------------------------------------------------------------------------------------------------
     850,000   Puerto Rico Electric Power Authority             6.000          07/01/2014 s         07/01/2004 b      914,319
--------------------------------------------------------------------------------------------------------------------------------
      25,000   Puerto Rico Electric Power Authority             6.000          07/01/2016 s         07/01/2004 b       27,268
--------------------------------------------------------------------------------------------------------------------------------
      30,000   Puerto Rico Electric Power Authority             6.000          07/01/2016 s         07/01/2004 b       32,721
--------------------------------------------------------------------------------------------------------------------------------
      10,000   Puerto Rico GO                                   5.250          07/01/2018           07/01/2003 b       10,282
--------------------------------------------------------------------------------------------------------------------------------
      70,000   Puerto Rico GO                                   5.250          07/01/2018 s         07/01/2003 b       71,331
--------------------------------------------------------------------------------------------------------------------------------
   5,000,000   Puerto Rico GO                                   5.250          07/01/2027 s         07/01/2011 b    5,251,650
--------------------------------------------------------------------------------------------------------------------------------
      70,000   Puerto Rico GO                                   5.375          07/01/2022 s         07/01/2005 b       73,759
--------------------------------------------------------------------------------------------------------------------------------
      55,000   Puerto Rico HBFA                                 5.850          10/01/2009           04/01/2007 b       58,298
--------------------------------------------------------------------------------------------------------------------------------
     470,000   Puerto Rico HBFA                                 6.100          10/01/2015           04/01/2007 b      493,354
--------------------------------------------------------------------------------------------------------------------------------
     480,000   Puerto Rico HBFA                                 6.250          04/01/2029 s         04/01/2007 b      501,581
--------------------------------------------------------------------------------------------------------------------------------
   1,403,611   Puerto Rico Health Dept. Equipment Lease i,u     7.099          07/23/2003           04/16/2003 c    1,402,475
--------------------------------------------------------------------------------------------------------------------------------
     510,000   Puerto Rico HFC                                  7.200          04/01/2003           04/01/2003 b      512,066
--------------------------------------------------------------------------------------------------------------------------------
      70,000   Puerto Rico HFC                                  7.250          10/01/2004           04/01/2003 b       70,270
--------------------------------------------------------------------------------------------------------------------------------
     110,000   Puerto Rico HFC                                  7.300          04/01/2006           04/01/2003 b      110,055
--------------------------------------------------------------------------------------------------------------------------------
     100,000   Puerto Rico HFC                                  7.300          10/01/2006           04/01/2003 b      100,322
--------------------------------------------------------------------------------------------------------------------------------
      40,000   Puerto Rico HFC                                  7.400          04/01/2007           04/01/2003 b       40,123
--------------------------------------------------------------------------------------------------------------------------------
   3,020,000   Puerto Rico HFC                                  7.500          10/01/2015 s         04/01/2003 b    3,029,060
--------------------------------------------------------------------------------------------------------------------------------
   6,100,000   Puerto Rico HFC                                  7.500          04/01/2022 s         04/01/2003 b    6,266,225
--------------------------------------------------------------------------------------------------------------------------------
      15,000   Puerto Rico Highway &
               Transportation Authority                         5.250          07/01/2020           07/01/2005 b       15,247
--------------------------------------------------------------------------------------------------------------------------------
      65,000   Puerto Rico Highway &
               Transportation Authority                         5.250          07/01/2020 s         07/01/2003 b       66,749
--------------------------------------------------------------------------------------------------------------------------------
      50,000   Puerto Rico Highway &
               Transportation Authority                         5.500          07/01/2019 s         07/01/2003 b       51,559
--------------------------------------------------------------------------------------------------------------------------------
   9,000,000   Puerto Rico Highway &
               Transportation Authority RITES                   9.320r         07/01/2010           07/01/2003 b    9,638,100
--------------------------------------------------------------------------------------------------------------------------------
   7,000,000   Puerto Rico Highway &
               Transportation Authority, Series E               5.750          07/01/2024           07/01/2012 b    7,673,190
--------------------------------------------------------------------------------------------------------------------------------
     355,000   Puerto Rico Highway &
               Transportation Authority, Series X               5.500          07/01/2019 s         07/01/2003 b      365,888
--------------------------------------------------------------------------------------------------------------------------------
     115,000   Puerto Rico Highway &
               Transportation Authority, Series X               5.500          07/01/2019 s         07/01/2003 b      118,586
--------------------------------------------------------------------------------------------------------------------------------
      65,000   Puerto Rico IMEPCF
               (American Home Products)                         5.100          12/01/2018           12/01/2008 b       66,652
--------------------------------------------------------------------------------------------------------------------------------
   6,275,000   Puerto Rico IMEPCF (PepsiCo)                     6.250          11/15/2013           05/15/2003 b    6,568,984
--------------------------------------------------------------------------------------------------------------------------------
   7,175,000   Puerto Rico IMEPCF (PepsiCo)                     6.250          11/15/2013           05/15/2003 b    7,404,600
--------------------------------------------------------------------------------------------------------------------------------
      10,000   Puerto Rico Infrastructure                       5.000          07/01/2016           01/01/2008 b       10,557
--------------------------------------------------------------------------------------------------------------------------------
   2,630,000   Puerto Rico Infrastructure                       7.500          07/01/2009 s         01/01/2003 b    2,685,756
--------------------------------------------------------------------------------------------------------------------------------
   1,320,000   Puerto Rico Infrastructure                       7.750          07/01/2008 s         01/01/2003 b    1,348,380
--------------------------------------------------------------------------------------------------------------------------------
     900,000   Puerto Rico Infrastructure                       7.900          07/01/2007 s         01/01/2003 b      921,870
--------------------------------------------------------------------------------------------------------------------------------
  16,525,000   Puerto Rico ITEMECF (Congeneration Facilities)   6.625          06/01/2026 s         06/01/2010 b   17,154,437



                   36 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                     Effective
                                                                                                     Effective
   Principal                                                                                          Maturity   Market Value
      Amount                                                   Coupon            Maturity         (Unaudited)*     See Note 1
--------------------------------------------------------------------------------------------------------------------------------
 U.S. Possessions--14.8%
 $   750,000   Puerto Rico ITEMECF
               (Hospital de la Concepcion)                      6.375%         11/15/2015           11/15/2010 b  $   860,213
--------------------------------------------------------------------------------------------------------------------------------
   2,000,000   Puerto Rico ITEMECF
               (Hospital de la Concepcion)                      6.500          11/15/2020           11/15/2010 b    2,294,560
--------------------------------------------------------------------------------------------------------------------------------
   1,540,000   Puerto Rico ITEMECF
               (Mennonite General Hospital)                     6.375          07/01/2006           08/13/2004 c    1,546,930
--------------------------------------------------------------------------------------------------------------------------------
   1,915,000   Puerto Rico ITEMECF
               (Mennonite General Hospital)                     6.500          07/01/2012           09/23/2009 c    1,897,650
--------------------------------------------------------------------------------------------------------------------------------
     955,000   Puerto Rico ITEMECF
               (Polytechnic University of Puerto Rico)          5.700          08/01/2013 c         08/01/2005 b      974,301
--------------------------------------------------------------------------------------------------------------------------------
   1,045,000   Puerto Rico ITEMECF
               (Ryder Memorial Hospital)                        6.400          05/01/2009           02/26/2006 g    1,077,803
--------------------------------------------------------------------------------------------------------------------------------
   1,075,000   Puerto Rico Municipal Finance Agency RITES i     9.567 r        08/01/2013           02/01/2009      1,391,362
--------------------------------------------------------------------------------------------------------------------------------
     419,735   Puerto Rico Natural Resources Dept.
               Equipment Lease i,u                              7.250          10/26/2003           02/02/2003 c      420,188
--------------------------------------------------------------------------------------------------------------------------------
      45,000   Puerto Rico Port Authority, Series B             5.700          07/01/2003 s         01/01/2003 b       45,106
--------------------------------------------------------------------------------------------------------------------------------
     170,000   Puerto Rico Port Authority, Series C             7.300          07/01/2007 s         01/01/2003 b      172,754
--------------------------------------------------------------------------------------------------------------------------------
      35,000   Puerto Rico Port Authority, Series D             6.000          07/01/2021 s         01/01/2003 b       35,120
--------------------------------------------------------------------------------------------------------------------------------
     465,000   Puerto Rico Port Authority, Series D             7.000          07/01/2014 s         01/01/2003 b      479,648
--------------------------------------------------------------------------------------------------------------------------------
      20,000   Puerto Rico Public Buildings Authority           5.500          07/01/2021           07/01/2003 a       20,501
--------------------------------------------------------------------------------------------------------------------------------
      15,000   Puerto Rico Public Buildings Authority           5.500          07/01/2021           07/01/2005 a       16,721
--------------------------------------------------------------------------------------------------------------------------------
      35,000   Puerto Rico Public Buildings Authority           5.500          07/01/2025           07/01/2005 a       39,016
--------------------------------------------------------------------------------------------------------------------------------
   1,000,000   Puerto Rico Public Buildings Authority           5.700          07/01/2016 s         07/01/2003 b    1,033,350
--------------------------------------------------------------------------------------------------------------------------------
     375,000   Puerto Rico Public Buildings Authority           5.750          07/01/2015 s         07/01/2003 b      387,311
--------------------------------------------------------------------------------------------------------------------------------
      25,000   Puerto Rico Public Buildings Authority           5.750          07/01/2015 s         07/01/2003 b       25,917
--------------------------------------------------------------------------------------------------------------------------------
      10,000   Puerto Rico Public Buildings Authority           5.750          07/01/2015 s         07/01/2003 b       10,344
--------------------------------------------------------------------------------------------------------------------------------
      20,000   Puerto Rico Public Buildings Authority           5.750          07/01/2016 s         07/01/2003 b       20,692
--------------------------------------------------------------------------------------------------------------------------------
  32,400,000   Puerto Rico Public Finance Corp., Series E       5.700          08/01/2025           02/01/2010 b   34,631,388
--------------------------------------------------------------------------------------------------------------------------------
  64,160,000   Puerto Rico Public Finance Corp., Series E       5.750          08/01/2030           02/01/2007 b   69,415,987
--------------------------------------------------------------------------------------------------------------------------------
     705,000   Puerto Rico Urban Renewal & Hsg. Corp.           7.875          10/01/2004 s         04/01/2003 b      723,542
--------------------------------------------------------------------------------------------------------------------------------
      10,000   University of Puerto Rico                        5.250          06/01/2025           06/01/2007 b       10,259
--------------------------------------------------------------------------------------------------------------------------------
     230,000   University of Puerto Rico                        5.500          06/01/2012 s         05/01/2003 b      233,682
--------------------------------------------------------------------------------------------------------------------------------
      55,000   V.I. Hsg. Finance Authority                      6.500          03/01/2025 s         03/01/2005 b       56,894
--------------------------------------------------------------------------------------------------------------------------------
   2,500,000   V.I. Public Finance Authority                    5.000          10/01/2003           10/01/2003      2,555,950
--------------------------------------------------------------------------------------------------------------------------------
  10,000,000   V.I. Public Finance Authority                    5.500          10/01/2015           10/01/2010 b   10,451,600
--------------------------------------------------------------------------------------------------------------------------------
   1,000,000   V.I. Public Finance Authority                    5.625          10/01/2010           05/29/2008 c    1,081,070
--------------------------------------------------------------------------------------------------------------------------------
      25,000   V.I. Public Finance Authority                    5.625          10/01/2025           10/01/2010 b       25,741
--------------------------------------------------------------------------------------------------------------------------------
   9,500,000   V.I. Public Finance Authority                    6.500          10/01/2024 s         10/01/2010 b   10,564,000
--------------------------------------------------------------------------------------------------------------------------------
  19,800,000   V.I. Public Finance Authority, Series A          6.125          10/01/2029 s         10/01/2010 b   21,356,478
--------------------------------------------------------------------------------------------------------------------------------
   7,220,000   V.I. Public Finance Authority, Series A          6.375          10/01/2019 s         01/01/2010 b    8,045,174
--------------------------------------------------------------------------------------------------------------------------------
   1,470,000   V.I. Water & Power Authority                     5.375          07/01/2010           07/01/2010      1,553,496
                                                                                                                  --------------
                                                                                                                  467,265,567

--------------------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $3,019,956,100)--97.3%                                                       3,075,301,098
--------------------------------------------------------------------------------------------------------------------------------
 Other Assets Net of Liabilities--2.7%                                                                             84,035,062
                                                                                                               -----------------
 Net Assets--100.0%                                                                                            $3,159,336,160
                                                                                                               =================



                   37 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued




Footnotes to Statements

a. Date of prefunded call, or maturity date if escrowed to maturity.
b. Optional call date; corresponds to the most conservative yield calculation.
c. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.
d. Date of mandatory put.
e. Date of planned principal payment.
f. Effective maturity corresponding to variable coupon payment date.
g. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.
i. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.
r. Represents the current interest rate for a variable rate bond known as an "inverse floater". See Note 1 of Notes to Financial Statements.
s. Security also has mandatory sinking fund principal payments prior to maturity and an average life which is shorter than the stated final maturity.
t. Non-income-accruing security.
u. Issuer is in default.
v. Represents the current interest rate for a variable or increasing rate security.
w. When-issued security to be delivered and settled after December 31, 2002.
z. Represents a zero coupon bond.
See accompanying Notes to Financial Statements.

To simplify the listing of securities, abbreviations are used per the table below:

ACDS      Association for Children with Down Syndrome
ACLD      Adults and Children with Learning and Developmental Disabilities
ALIA      Alliance of Long Island Agencies
ASMF      Amsterdam Sludge Management Facility
CAB       Capital Appreciation Bond
CARS      Complimentary Auction Rate Security
CCDRCA    Catholic Charities of the Diocese of Rockville Centre and Affiliates
CCFOP     Child Care Facilities Development Program
CDC       Community Development Corporation
CFGA      Child and Family Guidance Association
CMA       Community Mainstreaming Associates
COP       Certificates of Participation
CRR       Center for Rapid Recovery
CSD       Central School District Con Ed Consolidated Edison Company
DA        Dormitory Authority
DIAMONDS  Direct Investment of Accrued Municipals
EDA       Economic Development Authority
EFC       Environmental Facilities Corporation
EHC       Elderly Housing Corporation
ERDA      Energy Research and Development Authority
FREE      Family Residences and Essential Enterprises
GO        General Obligation
GRIA      Greater Rochester International Airport
HBFA      Housing Bank and Finance Agency
HDC       Housing Development Corporation
HE&H      Higher Educational and Health
HELP      Homeless Economic Loan Program
HFA       Housing Finance Agency
HFC       Housing Finance Corporation
HJDOI     Hospital for Joint Diseases Orthopaedic Institute
HKSB      Helen Keller Services for the Blind
IDA       Industrial Development Agency
IDB       Industrial Development Board
IMEPCF    Industrial, Medical and Environmental Pollution Control Facilities
IRS       Inverse Rate Security
ITEMECF Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JDAM      Julia Dyckman Andrus Memorial
LEVRRS    Leveraged Reverse Rate Security
LGAC      Local Government Assistance Corporation
LGSC      Local Government Services Corporation
L.I.      Long Island
LILCO     Long Island Lighting Corporation
LIMO      Limited Interest Municipal Obligation
MSH       Mount Sinai Hospital
MTA       Metropolitan Transportation Authority
NIMO      Niagara Mohawk Power Corporation
NYC       New York City
NYS       New York State
NYSEG     New York State Electric and Gas
NYU       New York University
PACES     Potsdam Auxiliary and College Educational Service
RG&E      Rochester Gas and Electric
RIBS      Residual Interest Bonds
RIT       Rochester Institute of Technology
RITES     Residual Interest Tax Exempt Security
Res Rec   Resource Recovery Facility
SCHC      Senior Citizen Housing Corporation
SCSB      Schuyler Community Services Board
SONYMA    State of New York Mortgage Agency
SUNY      State University of New York
SWMA      Solid Waste Management Authority
TASC      Tobacco Settlement Asset-Backed Bonds
TFA       Transitional Finance Authority
TFABs     Tobacco Flexible Amortization Bonds
UDC       Urban Development Corporation
UFSD      Union Free School District
USTA      United States Tennis Association
WHELC     Wartburg Home of the Evangelical Lutheran Church
WORCA     Working Organization for Retarded Children and Adults
YMCA      Young Men's Christian Association
V.I.      United States Virgin Islands




                   38 | LIMITED TERM NEW YORK MUNICIPAL FUND

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

 Industry                                      Market Value          Percent
 ----------------------------------------------------------------------------
 Tobacco                                     $  579,354,095             18.8%
 Hospital/Health Care                           305,063,192              9.9
 Electric Utilities                             272,435,434              8.9
 General Obligation                             254,540,394              8.3
 Marine/Aviation Facilities                     207,331,321              6.7
 Sales Tax Revenue                              203,459,107              6.6
 Municipal Leases                               203,278,861              6.6
 Multifamily Housing                            190,816,619              6.2
 Highways/Railways                              144,951,423              4.7
 Airlines                                       132,364,928              4.3
 Single Family Housing                          120,325,075              3.9
 Higher Education                               113,922,944              3.7
 Not-for-Profit Organization                     69,622,310              2.3
 Water Utilities                                 51,931,673              1.7
 Resource Recovery                               47,212,412              1.5
 Gas Utilities                                   41,817,823              1.4
 Education                                       23,635,683              0.8
 Paper, Containers & Packaging                   20,534,895              0.7
 Pollution Control                               19,215,290              0.6
 Manufacturing, Non-Durable Goods                18,383,108              0.6
 Special Assessment                              14,089,444              0.5
 Manufacturing, Durable Goods                    16,858,250              0.5
 Adult Living Facilities                         12,170,326              0.4
 Parking Fee Revenue                              8,104,056              0.3
 Other                                            3,882,435              0.1
----------------------------------------------------------------------------
 Total                                       $3,075,301,098            100.0%
============================================================================


----------------------------------------------------------------------
 Summary of Ratings  December 31, 2002 / Unaudited
 Distribution of investments by rating category, as a percentage of total investments at value, is as follows:
 Rating                                                        Percent
----------------------------------------------------------------------
 AAA                                                              23.8%
 AA                                                               20.1
 A                                                                34.2
 BBB                                                              17.6
 BB                                                                2.3
 B                                                                 0.0
 D                                                                 0.0
 Not Rated                                                         2.0
                                                                 -----
                                                                 100.0%
                                                                 =====

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.


                   39 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

-------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $3,019,956,100)--see accompanying statement                                   $3,075,301,098
-------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                             924,058
-------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                                      51,060,990
Investments sold                                                                                              36,513,836
Shares of beneficial interest sold                                                                            16,546,644
Other                                                                                                             40,196
                                                                                                          ---------------
Total assets                                                                                               3,180,386,822

-------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Notes payable to bank (interest rate 1.9375% at December 31, 2002)                                             9,100,000
Shares of beneficial interest redeemed                                                                         6,053,308
Investments purchased (including $3,213,340 purchased on a when-issued or forward commitment basis)            3,568,962
Distribution and service plan fees                                                                             1,831,297
Trustees' compensation                                                                                           159,007
Transfer and shareholder servicing agent fees                                                                     36,087
Shareholder reports                                                                                               55,952
Other                                                                                                            246,049
                                                                                                          ---------------
Total liabilities                                                                                             21,050,662


-------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                $3,159,336,160
                                                                                                          ===============

-------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                                                           $3,134,404,078
-------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                            1,115,304
-------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                     (31,528,220)
-------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                    55,344,998
                                                                                                          ---------------
Net Assets                                                                                                $3,159,336,160
                                                                                                          ===============

-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,868,271,126 and 563,633,875
shares of beneficial interest outstanding)                                                                         $3.31
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)                    $3.43
-------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering
price per share (based on net assets of $383,689,847 and 115,889,898 shares of beneficial interest outstanding)    $3.31
-------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering
price per share (based on net assets of $894,469,248 and 270,649,165 shares of beneficial interest outstanding)    $3.30
-------------------------------------------------------------------------------------------------------------------------
Class X Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering
price per share (based on net assets of $12,905,939 and 3,860,606 shares of beneficial interest outstanding)       $3.34



See accompanying Notes to Financial Statements.





                   40 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2002

------------------------------------------------------------------------------
Investment Income
Interest                                                          $124,851,216

------------------------------------------------------------------------------
Expenses
Management fees                                                      9,423,561
------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                              3,563,919
Class B                                                              2,612,266
Class C                                                              5,723,938
Class X                                                                136,101
------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                496,391
Class B                                                                113,264
Class C                                                                229,204
Class X                                                                 13,763
------------------------------------------------------------------------------
Accounting service fees                                                699,603
------------------------------------------------------------------------------
Custodian fees and expenses                                            142,187
------------------------------------------------------------------------------
Interest expense                                                       134,808
------------------------------------------------------------------------------
Trustees' compensation                                                  91,236
------------------------------------------------------------------------------
Shareholder reports                                                     24,290
------------------------------------------------------------------------------
Other                                                                  329,357
                                                                  ------------
Total expenses                                                      23,733,888
Less reduction to custodian expenses                                   (76,083)
                                                                  ------------
Net expenses                                                        23,657,805

------------------------------------------------------------------------------
Net Investment Income                                              101,193,411

------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on investments                                    (2,778,018)
------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                40,533,262
                                                                  ------------
Net realized and unrealized gain                                    37,755,244

------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations              $138,948,655
                                                                  ============



See accompanying Notes to Financial Statements.


                   41 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS


Year Ended December 31,                                                                    2002             2001
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                            $  101,193,411   $   61,669,004
-----------------------------------------------------------------------------------------------------------------
Net realized loss                                                                    (2,778,018)      (2,533,378)
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                 40,533,262       (4,895,257)
                                                                                 --------------------------------
Net increase in net assets resulting from operations                                138,948,655       54,240,369

-----------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                             (71,242,725)     (46,987,073)
Class B                                                                             (10,501,117)      (4,462,285)
Class C                                                                             (22,784,301)      (5,813,232)
Class X                                                                                (731,746)      (1,254,737)

-----------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                             722,304,877      200,015,912
Class B                                                                             226,278,537       61,199,956
Class C                                                                             624,270,800      161,546,894
Class X                                                                             (12,906,454)      (7,159,748)

-----------------------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                                    1,593,636,526      411,326,056
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                                               1,565,699,634    1,154,373,578
                                                                                 --------------------------------
End of period [including undistributed net investment income
of $1,115,304 and $5,181,782, respectively]                                      $3,159,336,160   $1,565,699,634
                                                                                 ================================



See accompanying Notes to Financial Statements.



                   42 | LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS


Class A        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                               $ 3.27       $ 3.27      $ 3.19        $ 3.37     $ 3.34
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .15          .16         .16           .15        .16
Net realized and unrealized gain (loss)                               .05           --         .07          (.18)       .03
                                                                   ---------------------------------------------------------
Total from investment operations                                      .20          .16         .23          (.03)       .19
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.16)        (.16)       (.15)         (.15)      (.16)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $3.31        $3.27       $3.27         $3.19      $3.37
                                                                   =========================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   6.33%        4.85%       7.47%        (0.87)%     5.94%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                       $1,868,271   $1,124,846    $927,079    $1,025,714   $979,316
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                              $1,472,317   $  996,671    $945,492    $1,060,745   $884,849
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                4.65%        4.95%       4.88%         4.64%      4.80%
Expenses                                                             0.74%        0.78%       0.85%         0.81%      0.82% 3
Expenses, net of interest expense and
reduction to custodian expense 4                                     0.74%        0.74%       0.78%         0.77%      0.80%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                19%          23%         37%           37%        25%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.



                   43 | LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued


Class B        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                               $ 3.27       $ 3.27      $ 3.19        $ 3.37     $ 3.34
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .13          .13         .13           .13        .14
Net realized and unrealized gain (loss)                               .05           --         .08          (.18)       .03
                                                                   ---------------------------------------------------------
Total from investment operations                                      .18          .13         .21          (.05)       .17
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.14)        (.13)       (.13)         (.13)      (.14)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $3.31        $3.27       $3.27         $3.19      $3.37
                                                                   =========================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   5.53%        4.06%       6.65%        (1.64)%     5.13%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $383,690     $153,471     $92,786       $88,758    $64,388
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $261,858     $113,976     $86,107       $78,263    $43,620
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                3.85%        4.17%       4.09%         3.84%      3.97%
Expenses                                                             1.51%        1.54%       1.63%         1.59%      1.59% 3
Expenses, net of interest expense and
reduction to custodian expense 4                                     1.51%        1.50%       1.56%         1.55%      1.57%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                19%          23%         37%           37%        25%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.



                   44 | LIMITED TERM NEW YORK MUNICIPAL FUND

Class C        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                               $ 3.26       $ 3.26      $ 3.18        $ 3.36     $ 3.33
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .13          .13         .13           .13        .14
Net realized and unrealized gain (loss)                               .05           --         .08          (.18)       .03
                                                                   ---------------------------------------------------------
Total from investment operations                                      .18          .13         .21          (.05)       .17
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.14)        (.13)       (.13)         (.13)      (.14)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $3.30        $3.26       $3.26         $3.18      $3.36
                                                                   =========================================================


----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   5.54%        4.06%       6.67%        (1.63)%     5.15%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                         $894,469     $261,857    $101,858      $119,329    $94,870
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                $574,124     $150,504    $105,452      $116,249    $61,717
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                3.82%        4.13%       4.11%         3.86%      3.98%
Expenses                                                             1.51%        1.53%       1.62%         1.57%      1.57% 3
Expenses, net of interest expense and
reduction to custodian expense 4                                     1.51%        1.49%       1.55%         1.53%      1.55%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                19%          23%         37%           37%        25%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.



                   45 | LIMITED TERM NEW YORK MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

Class X        Year Ended December 31,                               2002         2001        2000          1999       1998
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                               $ 3.28       $ 3.28      $ 3.20        $ 3.38     $ 3.35
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 .15          .15         .14           .13        .15
Net realized and unrealized gain (loss)                               .04         (.01)        .08          (.18)       .03
                                                                   ---------------------------------------------------------
Total from investment operations                                      .19          .14         .22          (.05)       .18
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                 (.13)        (.14)       (.14)         (.13)      (.15)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $3.34        $3.28       $3.28         $3.20      $3.38
                                                                   =========================================================

----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 1                                   5.77%        4.30%       6.88%        (1.39)%     5.38%

----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                          $12,906      $25,526     $32,651       $39,496    $47,424
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                 $18,112      $29,642     $34,684       $44,237    $49,866
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                                3.74%        4.46%       4.34%         4.11%      4.30%
Expenses                                                             1.30%        1.31%       1.39%         1.34%      1.35% 3
Expenses, net of interest expense and
reduction to custodian expense 4                                     1.30%        1.27%       1.32%         1.30%      1.32%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                19%          23%         37%           37%        25%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                   46 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
1. Significant Accounting Policies
Limited Term New York Municipal Fund (the Fund) is a separate series of Rochester Portfolio Series, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund's investment advisor is OppenheimerFunds, Inc. (the
Manager).
     The Fund offers Class A, Class B and Class C shares. As of January 6,
1998, the Fund is no longer offering Class X shares (Class X shares were designated as Class B shares prior to May 1, 1997). Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class X shares may also be subject to a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and X have separate distribution and/or service plans. Class B and Class X shares will automatically convert to Class A shares six years after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued or Forward Commitment Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of December 31, 2002, the Fund had entered into when-issued purchase commitments or forward commitments of $3,213,340.
--------------------------------------------------------------------------------
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 5% of its total assets in inverse floaters. Inverse floaters amount to $102,469,721 as of December 31, 2002. Including the effect of leverage, inverse floaters represent 3.20% of the Fund's total assets as of December 31, 2002.




                   47 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2002, securities with an aggregate market value of $2,938,019, representing 0.09% of the Fund's net assets, were in default.
     There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -------------------------
                              2003          $ 2,250,684
                              2004              244,677
                              2006              484,870
                              2007           15,555,960
                              2008            7,670,334
                              2009            2,543,678
                              2010            2,629,825
                                            -----------
                              Total         $31,380,028
                                            ===========

During the fiscal year ended December 31, 2002, the Fund did not utilize any capital loss carryforward.
   During the fiscal year ended December 31, 2002, $6,750,004 of unused capital loss carryforward expired.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 2002, the Fund's projected benefit obligations were increased by $25,378 and payments of $3,503 were made to retired trustees, resulting in an accumulated liability of $144,381 as of December 31, 2002.
     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.



                   48 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $6,750,004. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 was as follows:
                                       Year Ended               Year Ended
                                December 31, 2002        December 31, 2001
--------------------------------------------------------------------------
Distributions paid from:
Exempt-interest dividends            $105,259,889              $58,517,327
Long-term capital gain                         --                       --
Return of capital                              --                       --
                                     -------------------------------------
Total                                $105,259,889              $58,517,327
                                     =====================================

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income     $ 1,115,304
                 Accumulated net realized loss           (31,528,220)
                 Net unrealized appreciation              55,344,998
                                                         -----------
                 Total                                   $24,932,082
                                                         ============

--------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.




                   49 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                       Year Ended December 31, 2002          Year Ended December 31, 2001
                                                           Shares            Amount              Shares            Amount
--------------------------------------------------------------------------------------------------------------------------
Class A
Sold                                                  291,519,858      $958,293,867         104,874,745      $345,581,785
Dividends and/or distributions reinvested              14,161,468        46,538,461           9,203,545        30,259,146
Redeemed                                              (85,934,132)     (282,527,451)        (53,458,873)     (175,825,019)
                                                     ---------------------------------------------------------------------
Net increase                                          219,747,194      $722,304,877          60,619,417      $200,015,912
                                                     =====================================================================

--------------------------------------------------------------------------------------------------------------------------
Class B
Sold                                                   75,324,857      $247,324,876          21,666,955      $ 71,297,469
Dividends and/or distributions reinvested               2,218,844         7,282,494             914,062         3,002,247
Redeemed                                               (8,624,172)      (28,328,833)         (3,991,598)      (13,099,760)
                                                     ---------------------------------------------------------------------
Net increase                                           68,919,529      $226,278,537          18,589,419      $ 61,199,956
                                                     =====================================================================

--------------------------------------------------------------------------------------------------------------------------
Class C
Sold                                                  209,666,907      $687,569,238          54,464,526      $179,215,562
Dividends and/or distributions reinvested               5,095,024        16,699,520           1,299,814         4,263,310
Redeemed                                              (24,386,390)      (79,997,958)         (6,690,465)      (21,931,978)
                                                     ---------------------------------------------------------------------
Net increase                                          190,375,541      $624,270,800          49,073,875      $161,546,894
                                                     =====================================================================

--------------------------------------------------------------------------------------------------------------------------
Class X
Sold                                                           --      $         --                  --      $         --
Dividends and/or distributions reinvested                 136,933           450,397             247,588           816,174
Redeemed                                               (4,060,493)      (13,356,851)         (2,416,640)       (7,975,922)
                                                     ---------------------------------------------------------------------
Net decrease                                           (3,923,560)     $(12,906,454)         (2,169,052)     $ (7,159,748)
                                                     =====================================================================

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2002, were $1,939,887,537 and $443,671,787, respectively.

As of December 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $3,020,104,294 was composed of:

                     Gross unrealized appreciation              $70,858,822
                     Gross unrealized depreciation              (15,662,018)
                                                                -----------
                     Net unrealized appreciation                $55,196,804
                                                                ===========

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% of the first $100 million of average daily net assets, 0.45% of the next $150 million, 0.40% of the next $1.75 billion, and 0.39% of average daily net assets in excess of $2 billion.





                   50 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
Accounting Fees. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended, the Fund paid $699,603 to the Manager for accounting and pricing services.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate           Class A      Concessions       Concessions      Concessions       Concessions
                        Front-End         Front-End      on Class A         on Class B      on Class C        on Class X
                    Sales Charges     Sales Charges           Shares            Shares           Shares           Shares
                       on Class A       Retained by      Advanced by       Advanced by      Advanced by      Advanced by
Year Ended                 Shares       Distributor      Distributor 1     Distributor 1    Distributor 1    Distributor 1
------------------------------------------------------------------------------------------------------------------------
December 31, 2002      $8,438,943        $1,591,809       $1,190,564        $5,756,847       $6,360,590             $300

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class X shares from its own resources at the time of sale.

                                       Class A                  Class B                  Class C                   Class X
                           Contingent Deferred      Contingent Deferred      Contingent Deferred       Contingent Deferred
                                 Sales Charges            Sales Charges            Sales Charges             Sales Charges
                                   Retained by              Retained by              Retained by               Retained by
Year Ended                         Distributor              Distributor              Distributor               Distributor
--------------------------------------------------------------------------------------------------------------------------
December 31, 2002                     $149,891                 $431,711                 $330,896                   $3,377

--------------------------------------------------------------------------------
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended December 31, 2002, payments under the Class A Plan totaled $3,563,919, all of which were paid by the Distributor to recipients, and included $62,069 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Distribution and Service Plans for Class B, Class C and Class X Shares. The
Fund has adopted Distribution and Service Plans for Class B, Class C and Class
X shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.50% per year on Class X shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended December 31, 2002, were as follows:

                                                                                                   Distributor's Aggregate
                                                                         Distributor's Aggregate              Unreimbursed
                                Total Payments        Amount Retained      Unreimbursed Expenses          Expenses as % of
                                    Under Plan         by Distributor                 Under Plan       Net Assets of Class
--------------------------------------------------------------------------------------------------------------------------
 Class B Plan                       $2,612,266             $2,256,907                $ 6,431,713                     1.68%
 Class C Plan                        5,723,938              4,062,978                 13,576,409                     1.52
 Class X Plan                          136,101                 91,106                    673,846                     5.22



                   51 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
5. Illiquid Securities
As of December 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2002 was $42,056,013, which represents 1.33% of the Fund's net assets.

--------------------------------------------------------------------------------
6. Bank Borrowings
The Fund may borrow up to 10% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
     The Fund had borrowings outstanding of $9,100,000 at December 31, 2002 at an interest rate of 1.9375%. For the year ended December 31, 2002, the average monthly loan balance was $5,544,590 at an average interest rate of 2.312%. The Fund had gross borrowings and gross loan repayments of $458,600,000 and $454,700,000, respectively, during the year ended December 31, 2002. The maximum amount of borrowings outstanding at any month-end was $22,900,000. The Fund paid $7,933 in commitment fees during the year ended December 31, 2002.




                   52 | LIMITED TERM NEW YORK MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT



--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of Rochester Portfolio Series:
We have audited the accompanying statement of assets and liabilities of Limited Term New York Municipal Fund (the sole portfolio constituting Rochester Portfolio Series), including the statement of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1999, were audited by other auditors whose report dated January
24, 2000, expressed an unqualified opinion on this information.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Limited Term New York Municipal Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





KPMG LLP

Denver, Colorado
January 23, 2003



                   53 | LIMITED TERM NEW YORK MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
In early 2003, shareholders of record received information regarding all dividends and distributions paid to them by the Trust during calendar year
2002. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the year ended December 31, 2002 are eligible for the corporate dividend-received deduction. 100% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes; 97.7% of the dividends are not subject to New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (85.2%), Texas (0.9%), Kentucky (0.4%), Maine (0.4%), Louisiana (0.3%), Illinois (0.1%), New Jersey (0.1%), Tennessee (0.1%), Puerto Rico (6.5%), Guam (4.9%), Virgin Islands (1.1%).
     During 2002, 30.1% of this tax-exempt income was derived from "private activity bonds". These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the Alternative Minimum Tax, the interest from these bonds is considered a preference item.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.




                   54 | LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS


--------------------------------------------------------------------------------
Name, Position(s) Held with     Principal Occupation(s) During Past 5 Years;
Fund, Length of Service, Age    Other Trusteeships/Directorships Held by
                                Trustee; Number of Portfolios in Fund Complex
                                Currently Overseen by Trustee


INDEPENDENT                     The address of each Trustee in the chart below
TRUSTEES                        is 6803 S. Tucson Way, Centennial, CO
                                80112-3924. Each Trustee serves for an
                                indefinite term, until his or her resignation, retirement, death or removal.

Thomas W. Courtney,             Principal of Courtney Associates, Inc. (venture
Chairman, Trustee               capital firm); former General Partner of Trivest
(since 1996)                    Venture Fund (private venture capital fund);
Age: 69                         former President of Investment Counseling
                                Federated Investors, Inc.; Trustee of Cash
                                Assets Trust, a money market fund; Director of OCC Cash Reserves, Inc. and Trustee of OCC
                                Accumulation Trust, both of which are open-end investment companies; Trustee of four funds for Pacific Capital and Tax Free Trust of Arizona.
                                Oversees 10 portfolios in the OppenheimerFunds complex.

John Cannon,                    Director, Neuberger Berman Income Managers
Trustee (since 1996)            Trust, Neuberger & Berman Income Funds and
Age: 72.                        Neuberger Berman Trust, (1995-present);
                                Neuberger Berman Equity Funds (November
                                2000-present); Trustee, Neuberger Berman Mutual
                                Funds (October 1994-present); formerly Chairman and Treasurer, CDC Associates, a registered investment adviser (December 1993-February
                                1996); Independent Consultant; Chief Investment
                                Officer, CDC Associates (1996-June 2000);
                                Consultant and director, CDC Associates
                                (December 1993-February 1999). Oversees 3 portfolios in the OppenheimerFunds complex.

Paul Y. Clinton,                Principal of Clinton Management Associates, a
Trustee (since 1996)            financial and venture capital con- sulting firm;
Age: 71                         Trustee of Capital Cash Management Trust, a
                                money-market fund and Narragansett Tax-Free
                                Fund, a tax-exempt bond fund; Director of OCC
                                Cash Reserves, Inc. and Trustee of OCC
                                Accumulation Trust, both of which are open-end investment companies. Formerly: Director,
                                External Affairs, Kravco Corporation, a national real estate owner and property management corporation; President of Essex Management
                                Corporation, a management consulting company; a general partner of Capital Growth Fund, a venture capital partnership; a general partner of Essex Limited Partnership, an investment partnership; President of Geneve Corp., a venture capital fund; Chairman of Woodland
                                Capital Corp., a small business investment company; and Vice President of W.R. Grace & Co.
                                Oversees 10 portfolios in the OppenheimerFunds complex.

Robert G. Galli,                A trustee or director of other Oppenheimer
Trustee (since 1996)            funds. Formerly Vice Chairman (October
Age: 69                         1995-December 1997) of OppenheimerFunds, Inc.
                                (the Manager). Oversees 41 portfolios in the
                                OppenheimerFunds complex.

Lacy B. Herrmann,               Chairman and Chief Executive Officer of Aquila
Trustee (since 1996)            Management Corporation, the sponsoring
Age: 73                         organization and manager, administrator and/or
                                sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves
                                Trust, Aquila-Cascadia Equity Fund, Pacific
                                Capital Cash Assets Trust, Pacific Capital U.S.
                                Treasuries Cash Assets Trust, Pacific Capital
                                Tax-Free Cash Assets Trust, Prime Cash Fund,
                                Narragansett Insured Tax-Free Income Fund,
                                Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free
                                Trust of Oregon, Tax-Free Trust of Arizona,
                                Hawaiian Tax-Free Trust, and Aquila Rocky
                                Mountain Equity Fund; Vice President, Director,
                                Secretary, and formerly Treasurer of Aquila
                                Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust
                                ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM
                                Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of
                                InCap Management Corporation, formerly
                                sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director of OCC
                                Cash Reserves, Inc., and Trustee of OCC
                                Accumulation Trust, both of which are open-end





                    55 | LIMITED TERM NEW YORK MUNICIPAL FUND

TRUSTEES AND OFFICERS  Continued


Lacy B. Herrmann,               investment companies; Trustee Emeritus of Brown
Continued                       University. Oversees 10 portfolios in the
                                OppenheimerFunds complex.

Brian Wruble,                   Special Limited Partner (since January 1999) of
Trustee (since 2001)            Odyssey Investment Partners, LLC (private equity
Age: 59                         investment); General Partner (since September
                                1996) of Odyssey Partners, L.P. (hedge fund in distribution since 1/1/97); Board of Governing
                                Trustees (since August 1990) of The Jackson
                                Laboratory (non-profit); Trustee (since May
                                1992) of Institute for Advanced Study
                                (educational institute); Trustee (since May
                                2000) of Research Foundation of AIMR (investment research, non-profit); formerly Governor, Jerome
                                Levy Economics Institute of Bard College
                                (economics research) (August 1990-September
                                2001); Director of Ray & Berendtson, Inc.
                                (executive search firm) (May 2000-April 2002).
                                Oversees 10 portfolios in the OppenheimerFunds complex.


--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: for Messrs. Murphy and Zack, 498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924, for Messrs. Fielding, Loughran and Tanner, 350 Linden Oaks, Rochester, NY 14625. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Ronald H. Fielding,             Senior Vice President (since January 1996) of
Vice President (since 1996)     the Manager; Chairman of the Rochester Division
Age: 53                         of the Manager (since January 1996); prior to
                                joining the Manager in January 1996, he was President and a director of Rochester Capital
                                Advisors, Inc. (1993 - 1995), the Fund's prior investment advisor, and of Rochester Fund
                                Services, Inc. (1986 - 1995), the Fund's prior distributor; President and a trustee of Limited
                                Term New York Municipal Fund (1991 - 1995),
                                Oppenheimer Convertible Securities Fund (1986 -
                                1995) and Rochester Fund Municipals (1986 -
                                1995); President and a director of Rochester Tax
                                Managed Fund, Inc. (1982 - 1995) and of Fielding
                                Management Company, Inc. (1982 - 1995), an investment advisor. An officer of 9 portfolios in the OppenheimerFunds complex

Daniel G. Loughran,             Vice President of the Rochester Division of the
Vice President (since 1998)     Manager (since January 1996); formerly Associate
Age: 39                         Portfolio Manager of the Fund (January
                                2000-December 2001); senior research analyst of the Manager (1994 - 1999); Assistant Vice
                                President of Rochester Capital Advisors, Inc.
                                and Fielding Management Company, Inc. (1994 -
                                December 1995). An officer of 2 portfolios in the OppenheimerFunds complex

Anthony A. Tanner,              Vice President of the Rochester Division of the
Vice President (since 1996)     Manager (since January 1996); formerly Vice
Age: 42                         President of Research of Rochester Capital
                                Advisors, Inc. and Fielding Management Company,
                                Inc. (1991 - December 1995). An officer of 4 portfolios in the OppenheimerFunds complex

John V. Murphy,                 Chairman, Chief Executive Officer and director
President (since 2001)          (since June 2001) and President (since September
Age: 53                         2000) of the Manager; President and a director
                                or trustee of other Oppenheimer funds; President and a director (since July 2001) of Oppenheimer
                                Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership
                                Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001) of Shareholder
                                Services, Inc. and of Shareholder Financial
                                Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since
                                July 2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager: OFI Institutional
                                Asset Management, Inc. and Centennial Asset
                                Management Corporation (since November 2001),
                                HarbourView Asset Management Corporation and OFI
                                Private Investments, Inc. (since July 2001);




                   56 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
John V. Murphy,                 President (since November 1, 2001) and a
Continued                       director (since July 2001) of Oppenheimer Real
                                Asset Management, Inc.; a director (since
                                November 2001) of Trinity Investment Management
                                Corp. and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager); Executive
                                Vice President (since February 1997) of
                                Massachusetts Mutual Life Insurance Company (the
                                Manager's parent company); a director (since
                                June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of David L.
                                Babson & Company, Inc.); formerly, Chief
                                Operating Officer (September 2000-June 2001) of the Manager; President and trustee (November
                                1999-November 2001) of MML Series Investment
                                Fund and MassMutual Institutional Funds
                                (open-end investment companies); a director
                                (September 1999-August 2000) of C.M. Life
                                Insurance Company; President, Chief Executive
                                Officer and director (September 1999-August
                                2000) of MML Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle
                                Bancorp and Hibernia Savings Bank (a
                                wholly-owned subsidiary of Emerald Isle
                                Bancorp). Oversees 69 portfolios in the
                                OppenheimerFunds complex.

Brian W. Wixted,                Senior Vice President and Treasurer (since March
Treasurer, Principal Financial  1999) of the Manager; Treasurer (since March
and Accounting Officer          1999) of HarbourView Asset Management
(since 1999)                    Corporation, Shareholder Services, Inc.,
Age: 43                         Oppenheimer Real Asset Management Corporation,
                                Shareholder Financial Services, Inc.,
                                Oppenheimer Partnership Holdings, Inc., OFI
                                Private Investments, Inc. (since March 2000),
                                OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (since May
                                2000) and OFI Institutional Asset Management,
                                Inc. (since November 2000) (offshore fund management subsidiaries of the Manager);
                                Treasurer and Chief Financial Officer (since May
                                2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant
                                Treasurer (since March 1999) of Oppenheimer
                                Acquisition Corp. and OppenheimerFunds Legacy
                                Program (since April 2000); formerly Principal and Chief Operating Officer (March 1995-March
                                1999), Bankers Trust Company-Mutual Fund
                                Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                 Senior Vice President (since May 1985) and
Secretary (since 2001)          General Counsel (since February 2002) of the
Age: 54                         Manager; General Counsel and a director (since
                                November 2001) of OppenheimerFunds Distributor,
                                Inc.; Senior Vice President and General Counsel
                                (since November 2001) of HarbourView Asset
                                Management Corporation; Vice President and a director (since November 2000) of Oppenheimer
                                Partnership Holdings, Inc.; Senior Vice
                                President, General Counsel and a director (since
                                November 2001) of Shareholder Services, Inc.,
                                Shareholder Financial Services, Inc., OFI
                                Private Investments, Inc., Oppenheimer Trust
                                Company and OFI Institutional Asset Management,
                                Inc.; General Counsel (since November 2001) of
                                Centennial Asset Management Corporation; a director (since November 2001) of Oppenheimer
                                Real Asset Management, Inc.; Assistant Secretary and a director (since November 2001) of OppenheimerFunds International Ltd.; Vice
                                President (since November 2001) of
                                OppenheimerFunds Legacy Program; Secretary
                                (since November 2001) of Oppenheimer Acquisition
                                Corp.; formerly Acting General Counsel (November
                                2001-February 2002) and Associate General
                                Counsel (May 1981-October 2001) of the Manager;
                                Assistant Secretary of Shareholder Services,
                                Inc. (May 1985-November 2001), Shareholder
                                Financial Services, Inc. (November 1989-November
                                2001); OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (October
                                1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.



                   57 | LIMITED TERM NEW YORK MUNICIPAL FUND

LIMITED TERM NEW YORK MUNICIPAL FUND


A Series of Rochester Portfolio Series
--------------------------------------------------------------------------------
Investment Advisor              OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
Distributor                     OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
Transfer and Shareholder        OppenheimerFunds Services
Servicing Agent


--------------------------------------------------------------------------------
Independent Auditors            KPMG LLP


--------------------------------------------------------------------------------
Legal Counsel                   Mayer Brown Rowe & Maw






(c)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.



                   58 | LIMITED TERM NEW YORK MUNICIPAL FUND

                       This page intentionally left blank.

                       This page intentionally left blank.

THE ROCHESTER WAY: ADDING VALUE THROUGH RESEARCH

     All nine Oppenheimer municipal bond funds are managed by the Rochester Municipal Investment Team--a group of experienced portfolio managers and highly-skilled credit analysts collaborating to make strategic portfolio investment decisions. Their time-tested, "Rochester-style" investment philosophy is founded on the principle that thorough research leads to sound investments and solid long-term returns. Exemplifying Rochester's signature, bottom-up approach to municipal bond investing, the Rochester Municipal Investment Team carefully scrutinizes every potential investment in search of yield and performance benefits often missed by our competitors.
     Some fund managers rely solely on standard municipal bond ratings published by independent rating agencies in selecting portfolio investments. Consequently, smaller, lower-rated and unrated bonds are frequently ignored. In Rochester, neither credit ratings nor an issuer's size are taken at face value. Instead, the Rochester Municipal Investment Team performs its own detailed analysis to achieve a thorough understanding of the structure and credit characteristics of every municipal bond considered for addition to each portfolio. This meticulous research leads to sound investment decisions and the opportunity to take advantage of pricing inefficiencies sometimes found in the municipal bond market.
     But the research doesn't stop there. The Rochester Municipal Investment Team actively monitors each investment after addition to a Fund's portfolio. Every day, they work to stay abreast of current developments regarding individual bonds, industry sectors and the municipal bond market overall. This continuing analysis helps to ensure that investments remain solid, as well as to identify additional developing opportunities.
     As a shareholder, you can be assured that our investment decisions are guided by broad market experience and ongoing attention to detail. We believe that superior research counts most in achieving superior long-term results in municipal bond investing--research that's built into every Oppenheimer municipal bond fund.


                               A DIVERSIFIED RANGE
                                   OF CREDITS

        By combining over 95% investment-grade municipal bonds with a few select, carefully researched below-investment-grade issues
        (primarily unrated), we seek to enhance yield while diversifying the Fund's portfolio.

[PIE CHART]
AAA     23.8%
AA      20.1%
A       34.2%
BBB     17.6%
BB       2.3%
NR       2.0%

Sector allocation data are as of 12/31/02, and are subject to change. Data are dollar-weighted based on total market value of investments. Securities rated by a rating organization other than Standard and Poor's Rating Group are included in the equivalent Standard and Poor's rating category.The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Manager as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. See page 39 for further explanation.

INFORMATION AND SERVICES

     As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. 1

So call us today, or visit our website -- we're here to help.

     Internet                                      www.oppenheimerfunds.com
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     General Information                    1.800.CALL OPP (1.800.225.5677)
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     Telecommunications Device for the Deaf (TDD)            1.800.843.4461
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     Transfer and Shareholder Servicing Agent
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     P.O. Box 5270, Denver, CO 80217-5270

     eDocs Direct                                  www.oppenheimerfunds.com
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     Receive shareholder reports and prospectus
     notifications for your funds via email.
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     Ticker Symbols
     Class A: LTNYX   Class B: LTBBX   Class C: LTNCX   Class X: LTNBX

     1. Automatic investment plans do not assure profit or protect against losses in declining markets.
     2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.



RA0355.001.0202     February 28, 2003


[GRAPHIC]

    This Annual Report is for the information of shareholders of Limited Term New York Municipal Fund. It must be preceded or accompanied by a current Prospectus for the Fund.
    Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
    Call our Toll-Free Customer Service today at 1.800.CALL OPP (1.800.225.5677) for more information on how to take advantage of your financial relationship with the OppenheimerFunds Family.


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OppenheimerFunds Distributor, Inc.
Rochester Division
350 Linden Oaks
Rochester, NY 14625-2807